UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05773

Voya Balanced Portfolio, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2015
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Value Advantage Portfolio

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Voya Growth and Income Portfolio

■
Voya Intermediate Bond Portfolio

■
Voya Money Market Portfolio

■
Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

  br
Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
iMoney Net First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Common Stock	56.7%
Corporate Bonds/Notes	9.5%
U.S. Government Agency Obligations	6.5%
Exchange-Traded Funds	5.8%
Mutual Funds	4.0%
Collateralized Mortgage Obligations	3.6%
U.S. Treasury Obligations	3.4%
Foreign Government Bonds	1.8%
Asset-Backed Securities	1.6%
Preferred Stock	0.0%
Assets in Excess of Other Liabilities*	7.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Chief Investment Officer of Equities, Christine Hurtsellers, CFA, and Paul Zemsky, CFA and Chief Investment Officer of Multi-Asset Strategies, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -1.86% compared to the S&P Target Risk Growth Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned -0.69%, 0.55%, -0.81% and 0.48%, respectively, for the same period.
Portfolio Specifics: Overall, tactical asset allocation moves relative to our strategic asset allocation had a positive impact on the Portfolio. The Portfolio started the year with overweight positions in domestic large cap, Japanese equity, high yield and senior loans. These positions were funded by underweights in emerging market equities and core U.S. fixed income.
At the beginning of the year, we reduced our exposure to high yield bonds, allocating the proceeds to U.S. long duration Treasuries. This was done in an effort to lengthen our duration exposure, based on lower expectations for inflation in the U.S. and continued signs of decelerated global growth. At the end of the first quarter, we further reduced our exposure to high yield bonds and allocated the proceeds to cash. This trade was made over concerns that the effects of declining crude oil prices on energy companies, which have a large representation in the high yield bond market, would create short term headwinds for the asset class. In addition, we closed our Japanese equities position that was initiated at the end of 2014. Our reasoning for the position at the time was that Japanese equities were attractively valued relative to U.S. equities, showed positive corporate earnings revisions by analysts, and that reform efforts by Prime Minister Shinzo Abe would be a
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Voya High Yield Bond Fund - Class P	3.0%
PowerShares Senior Loan Portfolio	2.0%
iShares MSCI Emerging Markets Index Fund	1.5%
Apple, Inc.	1.3%
Microsoft Corp.	1.0%
iShares Barclays 20+ Year Treasury Bond Fund	1.0%
SPDR Barclays Capital High Yield Bond ETF	1.0%
Credit Suisse Commodity Return Strategy Fund - Class I	1.0%
United States Treasury Note, 1.250%, 12/15/18	1.0%
Amazon.com, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
tailwind for risk assets. This thesis was largely fulfilled and we closed the position for a profit at the end of the quarter.
At the start of the second quarter, we purchased high yield corporate bonds with cash, directly reversing our trade at the end of the first quarter. In mid-April, we shifted assets from U.S. mid cap equities into currency-hedged euro zone equities, forecasting euro zone equities would outperform U.S. equities because of expected economic activity improvements, continued expansion of bank lending and sustained positive effects from enhanced competitiveness of the euro. However, at the end of the second quarter, we closed out the Eurozone equities trade enacted in April and allocated the proceeds to U.S. large cap core. Since early April, the run-up in sovereign bond yields caused a significant correction in Eurozone equity prices, and the unfolding situation in Greece introduced more risk than we were willing to tolerate.
As part of our annual strategic asset allocation review process at the end of April, we introduced commodities as a strategic asset class to the Portfolios while lowering exposure to U.S. mid cap equities. Both supply and prices of major commodity categories have come down over the past two years, making the asset class more attractive than in previous years.
In September, we reduced emerging market exposure from the portfolio and allocated the proceeds to domestic large cap equities. While emerging market equities are inexpensive as a group, uncertainty about the Federal Reserve Board (“Fed”) and global growth concerns present headwinds for their economies.
At the beginning of October, we further reduced U.S. mid cap equities, allocating the proceeds to U.S. core fixed income. This tactical trade was made to reduce risk and bring our equity overweight towards a neutral position due to a worsening global economic outlook at that time and uncertainty around Fed intentions on raising interest rates. However, this trade was unwound at the end of the month after a weak payroll report helped to push off expectations for a Fed rate hike and

Portfolio Managers’ Report	Voya Balanced Portfolio

increased risk appetite in the markets. In mid-November, we reduced high yield, allocating the proceeds to U.S. core fixed income. This trade was made to reduce risk given uncertainty over the Fed and global growth. Our view at that point of time was for a rate hike in December. In addition, global data led us to believe that there was going to be a tightening of global monetary conditions that could weigh on high yield spreads and pressure energy prices.
Overall, investments in underlying funds detracted from performance during the year. Outperformance was led by large cap growth, core plus fixed income and high yield. The main underperformers were mid cap value and international.
The Portfolio uses Futures to enact tactical positions. Futures are utilized to avoid affecting underlying managers with shorter term tactical moves and to provide the Portfolio with greater liquidity. Overall, the trades utilizing Futures had a minimum impact to performance during the reporting period.
Current Strategy and Outlook: While we have entered into a new year, the market conditions and investor fears first seen in late 2015 persist. High yield credit and commodity markets sank to multi-year lows, while Chinese equities resumed a rout reminiscent of last summer. With a fresh round of meetings around the corner, central banks are once again in the hot seat, battling deflationary pressures and struggling to remain credible.
Chinese volatility has once again crept back into the forefront of global investor worries. While 2015 GDP growth of 6.9% is largely consistent with the People’s Bank of China’s estimates, softer-than-expected December industrial production, fixed asset investment and retail sales numbers point toward slower 2016 growth, which some are even predicting to be sub-6%. While China’s transition to a consumer-driven growth model continues to be difficult, a hard landing for the economy is still not our base case scenario.
Recent dovish commentary from both the European Central Bank (“ECB”) and Bank of Japan (“BoJ”) has raised expectations of possible further monetary stimulus from these authorities. While the ECB left its rates unchanged following its most recent meeting, President Mario Draghi mentioned that failing to reach its inflation target would reflect poorly on the ECB’s credibility and that there is a need to “review and possibly revisit our monetary policy stance at our next meeting in early March”. Similarly, BoJ Governor Kuroda was quoted saying the Japanese central bank will make “policy adjustment without hesitation” to reach its 2% inflation target.
Financial conditions in the U.S. have tightened considerably in the new year. The S&P 500® is down about 8%, and we have seen two consecutive quarters of negative S&P earnings growth. Our current activity model is implying GDP growth of 1% for the fourth quarter, down from 2% in the third quarter. High yield bond spreads have widened out as much as 130 basis points (1.30%) (a basis point is one-hundredth of one percent) since year-end, long-term bond yields are down close to 20 basis points, and crude oil has touched 12-year lows. We believe market volatility is likely to continue since the Fed appears to be focused on both economic and market developments, both at home and abroad; it will be interesting to see if the Federal Open Market Committee’s January statement includes any discussion of market conditions.
For the U.S. we continue to see consumer-driven growth in 2016, as we rounded out 2015 with strong housing data, above consensus payroll gains and record auto sales. On the other hand, the manufacturing sector remains under pressure, with December delivering a second consecutive month of contraction; January flash Markit Manufacturing Purchasing Managers’ Index surprised to the upside, however. Overall, we believe a stronger dollar and weaker oil prices should continue to help consumers while weighing on manufacturers.

*
Effective July 17, 2015, Derek Sasveld was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	-1.86%	6.39%	4.48%
Class S	-2.14%	6.13%	4.21%
S&P Target Risk Growth Index	-0.69%	6.91%	5.32%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%
MSCI EAFE® Index	-0.81%	3.60%	3.03%
Russell 3000® Index	0.48%	12.18%	7.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Global Value Advantage Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	21.2%
Health Care	13.1%
Consumer Discretionary	13.0%
Information Technology	12.4%
Consumer Staples	10.7%
Industrials	9.5%
Energy	6.4%
Materials	4.5%
Telecommunication Services	3.9%
Utilities	3.3%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Global Value Advantage Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi, Martin Jansen, James Ying, CFA, and Maya Venkatraman, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -2.47% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned -2.36% for the same period.
Portfolio Specifics: The Portfolio outperformed the MSCI ACW Index before the deduction of fees and expenses due to strong security selection, but underperformed net of fees during the reporting period. On the sector level, stock selection within the financials and consumer staples sectors contributed the most to performance. By contrast, stock selection within the utilities and consumer discretionary sectors detracted the most from results. The Portfolio’s allocation to cash, although within typical range, detracted modestly from results.
On an individual security level basis, key contributors for the period were Kimberly-Clark Corp. and Renault SA.
An overweight position in Kimberly-Clark Corp., a manufacturer of paper-based personal care, baby care and commercial products, outperformed for the period, driven by better market share momentum in baby diapers in the U.S. market. Furthermore, the company reported organic revenues that exceeded expectations during the third quarter of 2015, driven by North America personal care and continued momentum in emerging markets.
An overweight position in Renault SA, a French multinational vehicle manufacturer, outperformed for the period. Shares of Renault SA benefited from strong new car sales growth in France. Additionally, management reiterated its fiscal year 2015 guidance, with the expectations that it should gain share again in Europe in the fourth quarter of 2015 and in 2016 based on strong order backlog.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	3.1%
Microsoft Corp.	2.7%
Wells Fargo & Co.	2.3%
JPMorgan Chase & Co.	2.2%
Roche Holding AG	2.0%
Cisco Systems, Inc.	1.9%
Home Depot, Inc.	1.9%
Intel Corp.	1.8%
Kimberly-Clark Corp.	1.8%
Bristol-Myers Squibb Co.	1.7%
Portfolio holdings are subject to change daily.
Among the key detractors for the period were Casino Guichard-Perrachon SA and Cia Energetica de Minas Gerais Cemig.
An overweight position in Casino Guidchard-Perrachon SA, an operator of food retail outlets headquartered in Saint-Etienne, France, underperformed for the period. Its shares were negatively impacted by increased macro-economic challenges in Brazil, a slower recovery in France and significant currency weakness in its international markets.
An overweight position in Cia Energetica de Minas Gerais Cemig, an electric utilities company headquartered in Brazil, underperformed for the period. On June 24, 2015, the Brazilian superior court ruled on the fate of Jaguara’s concession contract, deciding in favor of the federal government and denying Cia Energetica de Minas Gerais Cemig’s appeal to main Jaguara’s concession portfolio. As one of the three power plants the company was fighting to maintain, the impact of the news is negative as it will have less energy available for the sale in the spot market to offset the negative impact of the deficit in hydro production.
Current Strategy and Outlook: We continue to see what we consider to be attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

*
Effective July 17, 2015, David Rabinowitz was removed as a portfolio manager to the Portfolio. Effective December 31, 2015, Maya Venkatraman was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Value Advantage Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008	Since Inception of Classes I, S2 and T March 5, 2015
Class ADV	-2.85%	4.87%	0.88%	—
Class I	—	—	—	-6.64%
Class S	-2.47%	5.16%	1.15%	—
Class S2	—	—	—	-7.04%
Class T	—	—	—	-7.04%
MSCI ACW Index	-2.36%	6.09%	3.38%	-5.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Value Advantage Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	19.5%
Financials	16.0%
Health Care	15.1%
Consumer Discretionary	14.2%
Consumer Staples	10.2%
Industrials	7.9%
Energy	6.6%
Utilities	3.2%
Materials	2.8%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -1.42% compared to the S&P 500® Index, which returned 1.38% for the same period.
Portfolio Specifics: For the period ended December 31, 2015, the Portfolio underperformed the Index, due primarily to weak security selection. On the sector level, unfavorable stock selection within the consumer discretionary and financials sectors detracted the most from relative performance. By contrast, favorable stock selection within the consumer staples and health care sectors contributed positively to returns.
On an individual security level basis, Amazon.com, Inc. and Union Pacific Corporation were among the key detractors for the period.
An underweight position in internet retailer Amazon.com, Inc. underperformed for the period. The company reported better than expected quarterly results, driven by continued strength in North American Retail and Amazon Web Services, the company’s cloud computing business. Both segments drove a material expansion in incremental profitability at the company. The stock continued to perform well through the quarter amidst positive data on holiday sales leading up to Black Friday/Cyber Monday.
Within the industrials sector, an overweight position in Union Pacific Corporation, a provider of railroad and freight transportation services, underperformed for the period due to the soft demand environment. Like many rail companies this year, Union Pacific Corporation’s revenues have come in below expectations as a result of lower fuel surcharges and weakness in coal demand. Despite slightly better than expected results in the third quarter of 2015 driven by solid cost controls, management guided to negative earnings per share growth in the fourth quarter of 2015 given ongoing volume-related headwinds. We have since exited the position.
Within the energy sector, not owning benchmark name Kinder Morgan, Inc., contributed positively to performance. Shares of Kinder Morgan, Inc. underperformed on expectations of U.S. production declines negatively impacting the company’s business outlook. Furthermore, the decline in share price created growth financing concerns, which put additional pressure on the stock.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	4.5%
Microsoft Corp.	4.0%
Pfizer, Inc.	2.6%
Merck & Co., Inc.	2.5%
General Electric Co.	2.5%
Wells Fargo & Co.	2.4%
Cisco Systems, Inc.	2.4%
AT&T, Inc.	2.3%
Intel Corp.	2.1%
Amazon.com, Inc.	2.1%
Portfolio holdings are subject to change daily.
Among the main contributors were Kimberly-Clark Corporation and Kraft Heinz Company.
An overweight position in Kimberly-Clark Corporation, a manufacturer of paper-based personal care, baby care and commercial products, outperformed for the period driven by better market share momentum in baby diapers in the U.S. market. Furthermore, the company reported an organic revenue beat for the third quarter of 2015 driven by North America personal care and continued momentum in emerging markets.
Within the consumer staples sector, our overweight position in Kraft Heinz Company outperformed. In March, Kraft Foods Group signed a definitive merger agreement with H.J. Heinz Co. in an equity-based deal whereas Kraft Foods Group shareholders received a special dividend of  $16.50 and a 49% stake in the new company, Kraft Heinz Company. The strength in the company’s share price reflects the special dividend, expected accretion from cost synergies, the potential for future accretive acquisitions enabled by a modestly levered balance sheet and the benefit of a best-in-class operator, 3G, at the helm.
Current Strategy and Outlook: We continue to see what we consider to be attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

*
Effective May 1, 2015, Kristy Finnegan was added as portfolio manager of the Portfolio. Effective December 31, 2015, James Dorment was added as portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-1.82%	9.99%	—	5.09%	—
Class I	-1.42%	10.49%	6.47%	—	—
Class S	-1.64%	10.22%	6.19%	—	—
Class S2	-1.78%	10.07%	—	—	16.08%
S&P 500® Index	1.38%	12.57%	7.31%	6.35%	18.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	33.4%
U.S. Government Agency Obligations	32.6%
Mutual Funds	12.7%
Collateralized Mortgage Obligations	12.1%
Asset-Backed Securities	8.1%
U.S. Treasury Obligations	6.4%
Foreign Government Bonds	0.2%
Municipal Bonds	0.1%
Liabilities in Excess of Other Assets*	(5.6)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 0.60% compared to the Barclays U.S. Aggregate Bond Index, which returned 0.55% for the same period.
Portfolio Specifics: The Portfolio outperformed the Barclays U.S. Aggregate Index during the year.
Security selection drove the Portfolio’s outperformance. Our key positioning was to stay overweight U.S.-centric assets and securities backed by commercial real estate as the housing recovery continued. Issue selection was favorable within agency mortgages, commercial mortgage-backed securities and asset-backed securities. While we had a very limited allocation to emerging market debt, favoring stable and better-rated sovereign and corporate credits over idiosyncratic, high yielding and commodity-related credits was additive to performance.
Asset allocation also contributed to results, mainly driven by an overweight to non-agency mortgages. Supportive fundamentals from housing and a shrinking legacy universe have bolstered non-agency mortgage price stability. Our overweight to credit and underweight to U.S. Treasuries detracted from performance as spreads widened. Duration of U.S. interest rates was traded around the benchmark and negatively affected returns. We tended to be neutral to slightly shorter duration to protect principal in anticipation of the U.S. Federal Reserve Board (“Fed”) raising rates.
Treasury futures, options and credit default swaps were utilized during the year and detracted from performance. Additionally, currency forwards used to hedge risk detracted from performance.
Current Strategy and Outlook: Our view is that U.S. growth is poised to stay closely tethered to a frustratingly low potential rate. We
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

United States Treasury Bond, 2.875%, 08/15/45	3.1%
Ginnie Mae, 3.500%, 11/20/41	3.1%
Freddie Mac, 3.500%, 07/15/41	2.8%
Voya Investment Grade Credit Fund - Class P	2.6%
Voya Securitized Credit Fund - Class P	2.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	2.4%
Voya High Yield Bond Fund - Class P	2.0%
Voya Emerging Markets Corporate Debt Fund - Class P	1.6%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.2%
Freddie Mac, 3.000%, 09/01/45	1.1%
Portfolio holdings are subject to change daily.
believe momentum in the household formation rate is likely to continue and is a sign of the continued resilience of the U.S. consumer. However, a continued cautious stance towards leverage, particularly within the millennial generation, is subduing the upside to growth. While U.S. dollar strength will continue to weigh on near term growth prospects, we believe this headwind will wane throughout 2016.
The Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors in 2016. It is our opinion that G-3 central banks will be progressively less effective in either calibrating monetary policy to economic conditions, or achieving desired growth or inflation outcomes. Central banks are addressing only the demand side of the economy, while there is significant supply side weakness arising from historically low productivity growth and low labor force participation. Central bank policy deployment is now more likely to cause market confusion and volatility, in contrast to generally positive influence to markets over prior years.
In our opinion, the speed of the Fed’s normalization actions will be driven by supply-side and/or productivity improvements, or lack thereof. We believe a continuation of the relatively muted growth in supply side factors would be received negatively by the market and would pressure the Fed to accelerate the near term pace of tightening, while also lowering the fed funds rate. Additionally, the lack of top-line revenue growth, paired with continued pressure for a larger share of income for labor, will pressure corporate margins from their historically high levels. We believe that higher levels of nominal growth will ultimately prove necessary for more leveraged entities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-0.02%	4.22%	—	3.99%	—
Class I	0.60%	4.75%	4.55%	—	—
Class S	0.26%	4.48%	4.28%	—	—
Class S2	0.17%	4.32%	—	—	6.60%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%	4.49%	4.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Money Market Portfolio

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Asset Backed Commercial Paper	22.0%
Treasury Debt	21.8%
Certificates of Deposit	20.0%
Other Note	10.4%
Investment Companies	9.2%
Financial Company Commercial Paper	7.7%
Other Commercial Paper	7.4%
Government Agency Debt	5.8%
Liabilities in Excess of Other Assets	(4.3)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance**: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 0.01% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.
Portfolio Specifics: Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary focuses for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remains a secondary focus in light of the current market conditions and risks and the low absolute level of rates. The Portfolio continues to waive fees in order to maintain a 0.00% net yield as do most of our competitors due to the historically low level of rates on money market securities.
The Portfolio followed the strategy of limiting interest rate risk by minimizing purchases of fixed rate securities with maturities beyond the Federal Open Market Committee (“FOMC”) meeting dates in the second half of the year to protect against a possible FOMC rate increase at their June, July, September and December meetings. In addition, the Portfolio maintained floating rate exposure of over 20% which should allow the Portfolio to take advantage of higher interest rates now that the FOMC has started to raise rates.
The Portfolio maintained excess daily and weekly liquidity over the required minimums, primarily Repo, T-Bills and Agency Discount Notes which resulted in a lower gross yield for the Portfolio during the period. Repo yields continued to average approximately seven basis points due to limited supply and excess demand during the period until rates were raised in the middle of December and were constrained by the rate paid on the Federal Reserve Reverse Repo program. The Portfolio held larger positions in T-Bills and Agency Discount notes than we preferred due to the lack of higher yielding 7-day and shorter commercial paper and certificates of deposit in order to meet the liquidity minimums.
Outlook and Current Strategy: The FOMC projections for future rate increases at the December meeting based on their dot forecasts indicated that on average they anticipated four 0.25% rate increases in 2016 or approximately one every other meeting. The short-term funding markets
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

United States Treasury Bill, 0.281%, 03/24/16	17.0%
BlackRock Liquidity Funds, TempCash, Institutional, 0.272%, 01/04/16	4.6%
BlackRock Liquidity Funds, TempFund, Institutional, 0.284%, 01/04/16	4.6%
Sumitomo Mitsui Trust NY, 0.249%, 01/05/16	4.4%
Crown Point Capital Co., 0.305%, 01/04/16	4.3%
Concord Minutement Capital Co., 0.305%, 01/04/16	4.3%
United States Treasury Bill, 0.046%, 01/14/16	4.2%
Norinchukin Bank NY, 0.460%, 03/01/16	4.1%
Wells Fargo Bank NA, 0.499%, 09/21/16	3.1%
Thunder Bay Funding LLC, 0.517%, 01/14/16	2.9%
Portfolio holdings are subject to change daily.
quickly discounted future rate increases by the FOMC after the December meeting, projecting only one or at most two 0.25% rate increases in 2016. That is consistent with our base case expectation for the FOMC to raise rates much more slowly that their dot projections show.
The Portfolio announced in December that in response to the new SEC rules concerning floating NAVs, redemption gates and exit fees that it will convert to a government money market fund on or before May 1, 2016 in order to avoid being subjected to the new requirements that did not fit its shareholder base.
Our current strategy for the Portfolio is to gradually shift our investment focus from a prime money market strategy and security selection to a government money market strategy and security selection between now and when the Portfolio converts. We are limiting our purchases of corporate securities that are not eligible for a government money fund to maturities prior to the end of April. At the same time we will be increasing our exposure to US Treasury securities and US Government Agency securities which will be eligible securities post conversion.
Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity while looking for opportunities to extend our weighted average maturity when the market is pricing in higher than our expected future FOMC rate increases.

*
On November 19, 2015, the Board approved revisions to the Portfolio’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Money Market Portfolio.”

**
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	26.2%
Information Technology	17.5%
Industrials	15.5%
Consumer Discretionary	12.9%
Health Care	12.8%
Materials	4.4%
Consumer Staples	2.6%
Utilities	2.3%
Energy	1.9%
Exchange-Traded Funds	1.8%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -0.79% compared to the Russell 2000® Index, which returned -4.41% for the same period.
Portfolio Specifics: Outperformance for the period was due to favorable stock selection. In particular, strong stock selection within the capital goods, health care equipment and services and real estate sectors generated the greatest outperformance. By contrast, our underweight to the pharmaceuticals and biotechnology sector detracted the most from returns. Stock selection within the semiconductors and energy sectors was also a headwind during the period.
The main individual contributors to performance were Orbital ATK, Inc. and Sturm, Ruger & Company, Inc.
Owning non-benchmark name within the capital goods sector, Orbital ATK, Inc., contributed positively to performance during the period. Shares benefited in early 2015 from Orbital Sciences’ merger with ATK. Subsequently, shares have risen in response to Orbital ATK, Inc.’s successful commercial resupply service (“CRS") mission which has boosted investor confidence and the possibility that the company will receive a portion of the next CRS contract.
Within the consumer durables sector, our overweight position in Sturm, Ruger & Company, Inc., generated positive results. After a difficult 2014, the company bounced back with a solid fourth quarter of 2014 beat along with an upturn of Street earnings expectations. Distributor inventories moved down during and after the December quarter, as end-retail demand strengthened. Given the major overhang heightened channel inventory has had on the stock, the reduction of this inventory has boded well for 2015 sales. Additionally, shares were positively impacted by management’s buyback of 3% of outstanding shares at $35, with authorization to purchase another 8-10%.
Key detractors from performance were Unit Corporation and Blount International, Inc.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

iShares Russell 2000 ETF	1.8%
Healthsouth Corp.	1.1%
Clarcor, Inc.	1.1%
Littelfuse, Inc.	1.1%
j2 Global, Inc.	1.1%
STERIS PLC	1.0%
Webster Financial Corp.	1.0%
Investors Bancorp, Inc.	1.0%
MB Financial, Inc.	1.0%
Orbital ATK, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
An overweight position in diversified energy company, Unit Corporation, detracted value during the period. Unit Corporation shares have declined during the period due to the difficult environment for both the drilling and exploration and production segments and general weakness within the energy sector.
Within the capital goods sector, an overweight position in Blount International, Inc., a manufacturer of goods for the logging, yard care and general contractor industries, detracted from performance on a calendar year basis. Underperformance was largely driven by weakness in the agricultural markets, declining backlog and continued currency headwinds. However, shares have rebounded since the company’s announcement on December 10 that it is to be acquired at a premium by American Securities and P2 Capital Partners in an all-cash deal.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*
Steve Salopek retired from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class R6 November 24, 2015
Class ADV	-1.26%	9.67%	—	14.49%	—
Class I	-0.79%	10.21%	8.20%	—	—
Class R6	—	—	—	—	-3.99%
Class S	-1.02%	9.95%	7.90%	—	—
Russell 2000® Index	-4.41%	9.19%	6.80%	14.49%	-4.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Balanced Portfolio
Class I	$1,000.00	$969.10	0.62%	$3.08	$1,000.00	$1,022.08	0.62%	$3.16
Class S	1,000.00	967.50	0.87	4.31	1,000.00	1,020.82	0.87	4.43
Voya Global Value Advantage Portfolio
Class ADV	$1,000.00	$931.60	1.11%	$5.40	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	935.10	0.61	2.98	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	933.10	0.86	4.19	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	932.20	1.01	4.92	1,000.00	1,020.11	1.01	5.14
Class T	1,000.00	932.20	1.21	5.89	1,000.00	1,019.11	1.21	6.16
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$967.40	1.03%	$5.11	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	969.60	0.58	2.88	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	968.60	0.83	4.12	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	967.80	0.98	4.86	1,000.00	1,020.27	0.98	4.99
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$999.60	0.98%	$4.94	$1,000.00	$1,020.27	0.98%	4.99
Class I	1,000.00	1,003.40	0.48	2.42	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,001.50	0.73	3.68	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,000.70	0.88	4.44	1,000.00	1,020.77	0.88	4.48
Voya Money Market Portfolio
Class I	$1,000.00	$1,000.00	0.22%	$1.11	$1,000.00	$1,024.10	0.22%	$1.12
Class S	1,000.00	1,000.00	0.22	1.11	1,000.00	1,024.10	0.22	1.12

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Small Company Portfolio
Class ADV	$1,000.00	$937.80	1.34%	$6.54	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	940.40	0.84	4.11	1,000.00	1,020.97	0.84	4.28
Class R6(1)	1,000.00	960.10	0.84	0.86	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	939.30	1.09	5.33	1,000.00	1,019.71	1.09	5.55

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was November 24, 2015. Expenses paid for the actual Portfolio’s return reflect the 38-day period ended December 31, 2015.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Global Value Advantage Portfolio, and Voya Small Company Portfolio, each a series of Voya Variable Portfolios, Inc., and Voya Intermediate Bond Portfolio, and including the portfolio of investments of Voya Money Market Portfolio, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2016

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$398,212,046	$786,004,573	$3,601,399,172
Investments in affiliated underlying funds at fair value**	13,431,216	—	—
Short-term investments at fair value***	14,484,129	12,164,936	42,867,000
Total investments at fair value	$426,127,391	$798,169,509	$3,644,266,172
Cash	29,041,140	362	25,074
Cash collateral for futures	2,743,450	168,300	—
Cash pledged for centrally cleared swaps (Note 2)	550,000	—	—
Foreign currencies at value****	161,047	283,910	—
Foreign cash collateral for futures*****	4,604	—	—
Receivables:
Investments in affiliated underlying funds sold	5,216,170	—	—
Investment securities sold	—	—	31,225,834
Investment securities sold on a delayed-delivery or when-issued basis	2,088,914	—	—
Fund shares sold	43,969	2,409,038	2,621,132
Dividends	451,127	1,654,263	7,899,703
Interest	818,353	—	—
Foreign currency settlement (Note 14)	18,617	1,358,167	486,453
Foreign tax reclaims	86,404	446,851	73,971
Unrealized appreciation on forward foreign currency contracts	799,184	—	—
Prepaid expenses	909	1,681	8,014
Other assets	122,240	36,972	496,560
Total assets	468,273,519	804,529,053	3,687,102,913
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	4,750,482	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	9,285,358	—	—
Payable for fund shares redeemed	2,009,235	305,205	3,674,178
Payable for foreign cash collateral for futures******	26,117	—	—
Payable upon receipt of securities loaned	7,648,866	1,010,936	—
Unrealized depreciation on forward foreign currency contracts	794,081	—	—
Variation margin payable on centrally cleared swaps	13,224	—	—
Cash received as collateral for OTC derivatives (Note 2)	300,000	—	—
Payable for investment management fees	211,925	378,126	1,756,649
Payable for distribution and shareholder service fees	866	158,222	584,612
Payable for directors/trustees fees	2,442	3,690	20,173
Payable to directors/trustees under the deferred compensation plan (Note 6)	122,240	36,972	496,560
Other accrued expenses and liabilities	138,727	203,225	393,324
Total liabilities	25,303,563	2,096,376	6,925,496
NET ASSETS	$442,969,956	$802,432,677	$3,680,177,417
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$444,204,673	$1,025,029,473	$3,036,721,589
Undistributed net investment income	7,368,281	19,417,497	(515,229)
Accumulated net realized gain (loss)	(6,944,145)	(198,967,731)	39,758,990
Net unrealized appreciation (depreciation)	(1,658,853)	(43,046,562)	604,212,067
NET ASSETS	$442,969,956	$802,432,677	$3,680,177,417
+ Including securities loaned at value	$7,455,134	$961,437	$—
* Cost of investments in securities	$398,731,125	$829,027,566	$2,997,187,105
** Cost of investments in affiliated underlying funds	$14,472,597	$—	$—
*** Cost of short-term investments	$14,484,150	$12,164,936	$42,867,000
**** Cost of foreign currencies	$157,243	$299,564	$—
***** Cost of foreign cash collateral for futures	$4,604	$—	$—
****** Cost of payable for foreign cash collateral for futures	$26,116	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
Class ADV
Net assets	n/a	$23,879,799	$1,145,071,946
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	2,697,322	41,180,010
Net asset value and redemption price per share	n/a	$8.85	$27.81
Class I
Net assets	$438,912,314	$165,749,028	$1,872,684,388
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	31,136,599	18,547,293	66,564,352
Net asset value and redemption price per share	$14.10	$8.94	$28.13
Class S
Net assets	$4,057,642	$558,518,897	$662,075,115
Shares authorized	500,000,000	200,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	289,674	62,568,174	23,793,786
Net asset value and redemption price per share	$14.01	$8.93	$27.83
Class S2
Net assets	n/a	$288,345	$345,968
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	32,759	12,535
Net asset value and redemption price per share	n/a	$8.80	$27.60
Class T
Net assets	n/a	$53,996,608	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	6,137,233	n/a
Net asset value and redemption price per share	n/a	$8.80	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$4,428,798,142	$—	$591,379,589
Investments in affiliated underlying funds at fair value**	603,339,880	—	—
Short-term investments at fair value***	107,624,679	—	22,428,258
Total investments at fair value	$5,139,762,701	$—	$613,807,847
Short-term investments at amortized cost	—	564,570,652	—
Cash	260,358	64	816
Cash collateral for futures	8,407,334	—	—
Cash pledged for centrally cleared swaps (Note 2)	13,492,000	—	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	773,000	—	—
Foreign currencies at value****	1,071	—	—
Receivables:
Investment securities sold	136,197,127	—	4,780,602
Investment securities sold on a delayed-delivery or when-issued basis	278,534,422	—	—
Fund shares sold	548,416	28,010	496,675
Dividends	4,054	5,073	729,288
Interest	25,686,153	128,329	—
Foreign currency settlement (Note 14)	33,363	—	—
Unrealized appreciation on forward foreign currency contracts	312,243	—	—
Prepaid expenses	10,483	1,206	1,296
Other assets	361,420	190,628	52,866
Total assets	5,604,384,145	564,923,962	619,869,390
LIABILITIES:
Payable for investment securities purchased	35,321,726	15,667,435	3,690,118
Payable for investment securities purchased on a delayed-delivery or when-issued basis	742,292,947	—	—
Payable for fund shares redeemed	4,787,209	7,633,837	660,553
Payable upon receipt of securities loaned	50,760,874	—	10,859,258
Unrealized depreciation on forward foreign currency contracts	310,821	—	—
Variation margin payable on centrally cleared swaps	396,993	—	—
Payable for investment management fees	1,844,868	142,094	419,013
Payable for distribution and shareholder service fees	825,469	12	26,068
Payable for directors/trustees fees	23,700	2,880	3,169
Payable to directors/trustees under the deferred compensation plan (Note 6)	361,420	190,628	52,860
Other accrued expenses and liabilities	490,869	70,154	76,604
Total liabilities	837,416,896	23,707,040	15,787,643
NET ASSETS	$4,766,967,249	$541,216,922	$604,081,747
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,999,080,824	$541,252,728	$485,234,233
Undistributed (distributions in excess of) net investment income	455,801	(139,822)	2,366,567
Accumulated net realized gain (loss)	(177,200,767)	104,016	50,983,464
Net unrealized appreciation (depreciation)	(55,368,609)	—	65,497,483
NET ASSETS	$4,766,967,249	$541,216,922	$604,081,747
+ Including securities loaned at value	$49,605,746	$—	$10,571,531
* Cost of investments in securities	$4,430,071,114	$—	$525,882,106
** Cost of investments in affiliates	$654,858,746	$—	$—
*** Cost of short-term investments	$107,604,549	$—	$22,428,258
**** Cost of foreign currencies	$1,069	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$319,731,744	n/a	$5,615,426
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	25,776,553	n/a	295,699
Net asset value and redemption price per share	$12.40	n/a	$18.99
Class I
Net assets	$1,248,125,162	$541,132,217	$487,778,093
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	99,720,766	540,909,888	24,717,872
Net asset value and redemption price per share	$12.52	$1.00	$19.73
Class R6
Net assets	n/a	n/a	$2,902
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	147
Net asset value and redemption price per share	n/a	n/a	$19.74
Class S
Net assets	$3,169,893,722	$84,705	$110,685,326
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	254,765,926	84,669	5,725,107
Net asset value and redemption price per share	$12.44	$1.00	$19.33
Class S2
Net assets	$29,216,621	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$1.000	n/a	n/a
Shares outstanding	2,355,684	n/a	n/a
Net asset value and redemption price per share	$12.40	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$632,142	$—	$—	$26,953,893
Dividends, net of foreign taxes withheld*	7,470,022	22,586,359	100,552,221	54,911
Interest	4,125,824	—	5,732	144,022,394
Securities lending income, net	104,015	244,493	45,881	762,588
Total investment income	12,332,003	22,830,852	100,603,834	171,793,786
EXPENSES:
Investment management fees(1)	2,760,767	3,663,856	22,802,768	22,006,481
Distribution and shareholder service fees:
Class ADV	—	106,421	6,284,159	1,219,807
Class S	11,528	1,176,584	1,837,115	8,373,462
Class S2	—	1,411	1,318	128,288
Class T	—	393,074	—	—
Transfer agent fees	597	1,234	11,463	10,409
Administrative service fees(1)	168,681	150,032	1,404,051	1,545,046
Shareholder reporting expense	50,832	79,880	259,551	273,269
Registration fees	—	—	—	1,124
Professional fees	36,630	34,605	145,118	186,555
Custody and accounting expense	191,851	196,525	391,640	584,373
Directors/Trustees fees	14,647	22,136	121,034	142,197
Miscellaneous expense	28,144	52,306	181,461	198,436
Interest expense	82	1,077	3,459	2,259
Total expenses	3,263,759	5,879,141	33,443,137	34,671,706
Net waived and reimbursed fees	(219,712)	(78,897)	(2,444,243)	(2,159,236)
Net expenses	3,044,047	5,800,244	30,998,894	32,512,470
Net investment income	9,287,956	17,030,608	69,604,940	139,281,316
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,861,946	(14,187,804)	328,877,989	3,762,927
Capital gain distributions from affiliated underlying funds	—	—	—	2,059,344
Sale of investments in affiliated underlying funds	—	—	—	(3,048,728)
Foreign currency related transactions	(2,063,343)	1,259,232	512,373	(451,608)
Futures	1,289,627	(1,055,216)	639,644	(12,551,943)
Swaps	(385,276)	—	—	(2,433,480)
Written options	852,591	—	—	8,610,846
Net realized gain (loss)	19,555,545	(13,983,788)	330,030,006	(4,052,642)
Net change in unrealized appreciation (depreciation) on:
Investments	(36,730,219)	(45,729,258)	(453,782,172)	(87,149,393)
Affiliated underlying funds	(1,021,872)	—	—	(28,738,431)
Foreign currency related transactions	514,266	(22,518)	2,758	237,429
Futures	136,245	33,472	(726,481)	(3,691,479)
Swaps	10,175	—	—	1,501,202
Written options	(3,447)	—	—	—
Net change in unrealized appreciation (depreciation)	(37,094,852)	(45,718,304)	(454,505,895)	(117,840,672)
Net realized and unrealized loss	(17,539,307)	(59,702,092)	(124,475,889)	(121,893,314)
Increase (decrease) in net assets resulting from operations	$(8,251,351)	$(42,671,484)	$(54,870,949)	$17,388,002
* Foreign taxes withheld	$197,581	$1,478,653	$332,538	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Money Market Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$36,250	$7,836,344
Interest, net of foreign taxes withheld*	1,252,593	—
Securities lending income, net	—	208,356
Total investment income	1,288,843	8,044,700
EXPENSES:
Investment management fees(1)	1,821,007	5,177,602
Distribution and shareholder service fees:
Class ADV	—	28,936
Class S	264	284,372
Class S2(2)	—	11
Transfer agent fees	778	1,043
Administrative service fees(1)	194,439	210,498
Shareholder reporting expense	48,642	42,708
Professional fees	28,869	35,657
Custody and accounting expense	65,039	80,020
Directors/Trustees fees	17,281	19,017
Miscellaneous expense	27,748	45,185
Interest expense	524	104
Total expenses	2,204,591	5,925,153
Net waived and reimbursed fees	(917,499)	(295,260)
Net expenses	1,287,092	5,629,893
Net investment income	1,751	2,414,807
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	105,348	58,475,504
Foreign currency related transactions	—	6
Net realized gain	105,348	58,475,510
Net change in unrealized appreciation (depreciation) on:
Investments	—	(66,215,338)
Net change in unrealized appreciation (depreciation)	—	(66,215,338)
Net realized and unrealized gain (loss)	105,348	(7,739,828)
Increase (decrease) in net assets resulting from operations	$107,099	$(5,325,021)
* Foreign taxes withheld	$47	$12,824

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

(2)
Class S2 of Voya Small Company Portfolio liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Value Advantage Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$9,287,956	$11,612,453	$17,030,608	$4,050,134
Net realized gain (loss)	19,555,545	36,367,262	(13,983,788)	11,266,385
Net change in unrealized appreciation (depreciation)	(37,094,852)	(15,716,533)	(45,718,304)	(6,805,584)
Increase (decrease) in net assets resulting from operations	(8,251,351)	32,263,182	(42,671,484)	8,510,935
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	—	(34,754)
Class I	(9,483,192)	(8,604,651)	(1,130,563)	—
Class S	(77,986)	(78,141)	(2,463,069)	(5,096,647)
Class S2	—	—	(1,762)	—
Class T	—	—	(416,187)	—
Total distributions	(9,561,178)	(8,682,792)	(4,011,581)	(5,131,401)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,063,612	7,209,160	128,410,776	7,948,827
Proceeds from shares issued in merger (Note 13)	—	—	817,995,808	—
Reinvestment of distributions	9,561,178	8,682,792	4,011,581	5,131,401
	12,624,790	15,891,952	950,418,165	13,080,228
Cost of shares redeemed	(63,852,104)	(71,405,477)	(271,062,713)	(27,339,058)
Net increase (decrease) in net assets resulting from capital share transactions	(51,227,314)	(55,513,525)	679,355,452	(14,258,830)
Net increase (decrease) in net assets	(69,039,843)	(31,933,135)	632,672,387	(10,879,296)
NET ASSETS:
Beginning of year or period	512,009,799	543,942,934	169,760,290	180,639,586
End of year or period	$442,969,956	$512,009,799	$802,432,677	$169,760,290
Undistributed net investment income at end of year or period	$7,368,281	$9,875,019	$19,417,497	$3,983,197

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Growth and Income Portfolio		Voya Intermediate Bond Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$69,604,940	$77,340,845	$139,281,316	$135,438,503
Net realized gain (loss)	330,030,006	526,847,895	(4,052,642)	87,219,936
Net change in unrealized appreciation (depreciation)	(454,505,895)	(164,946,310)	(117,840,672)	19,693,504
Increase (decrease) in net assets resulting from operations	(54,870,949)	439,242,430	17,388,002	242,351,943
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(18,114,051)	(20,253,935)	(9,986,767)	(5,558,145)
Class I	(38,458,104)	(41,711,859)	(43,838,685)	(31,200,782)
Class S	(11,901,355)	(13,490,161)	(105,043,748)	(106,574,035)
Class S2	(6,176)	(3,255)	(938,671)	(161,042)
Net realized gains:
Class ADV	(56,976,573)	(149,931,317)	—	—
Class I	(92,161,552)	(235,869,791)	—	—
Class S	(32,932,122)	(87,990,084)	—	—
Class S2	(17,319)	(34,844)	—	—
Total distributions	(250,567,252)	(549,285,246)	(159,807,871)	(143,494,004)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,163,960	46,421,375	470,317,531	215,719,028
Proceeds from shares issued in merger (Note 13)	—	—	567,665,007	2,882,928,925
Reinvestment of distributions	250,385,786	548,990,972	159,799,747	143,483,422
	273,549,746	595,412,347	1,197,782,285	3,242,131,375
Cost of shares redeemed	(571,660,467)	(692,572,215)	(921,955,938)	(733,223,928)
Net increase (decrease) in net assets resulting from capital share transactions	(298,110,721)	(97,159,868)	275,826,347	2,508,907,447
Net increase (decrease) in net assets	(603,548,922)	(207,202,684)	133,406,478	2,607,765,386
NET ASSETS:
Beginning of year or period	4,283,726,339	4,490,929,023	4,633,560,771	2,025,795,385
End of year or period	$3,680,177,417	$4,283,726,339	$4,766,967,249	$4,633,560,771
Undistributed (distributions in excess of) net investment income at end of year or period	$(515,229)	$(508,154)	$455,801	$5,199,732

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Money Market Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$1,751	$—	$2,414,807	$1,863,729
Net realized gain	105,348	65,891	58,475,510	94,017,009
Net change in unrealized appreciation (depreciation)	—	—	(66,215,338)	(55,993,316)
Increase (decrease) in net assets resulting from operations	107,099	65,891	(5,325,021)	39,887,422
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,751)	—	(2,508,306)	(1,995,917)
Class S	—	—	(277,274)	(116,064)
Net realized gains:
Class ADV	—	—	(833,677)	(780,154)
Class I	(67,210)	(109,900)	(72,451,613)	(61,891,884)
Class S	(13)	(16)	(16,327,083)	(13,010,836)
Class S2(1)	—	—	—	(3,725)
Total distributions	(68,974)	(109,916)	(92,397,953)	(77,798,580)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	85,417,851	70,333,921	66,263,407	60,263,113
Reinvestment of distributions	68,974	109,916	92,397,953	77,798,580
	85,486,825	70,443,837	158,661,360	138,061,693
Cost of shares redeemed	(161,158,873)	(222,207,656)	(98,689,613)	(164,207,275)
Net increase (decrease) in net assets resulting from capital share transactions	(75,672,048)	(151,763,819)	59,971,747	(26,145,582)
Net decrease in net assets	(75,633,923)	(151,807,844)	(37,751,227)	(64,056,740)
NET ASSETS:
Beginning of year or period	616,850,845	768,658,689	641,832,974	705,889,714
End of year or period	$541,216,922	$616,850,845	$604,081,747	$641,832,974
Undistributed (distributions in excess of) net investment income at end of year or period	$(139,822)	$(139,822)	$2,366,567	$2,737,334

(1)
Class S2 of Voya Small Company Portfolio liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
12-31-13	12.27	0.28•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64	0.64	2.13	538,114	210
12-31-12	11.13	0.30•	1.20	1.50	0.36	—	—	0.36	—	12.27	13.64	0.64	0.64	0.64	2.57	520,249	234
12-31-11	11.58	0.29•	(0.43)	(0.14)	0.31	—	—	0.31	—	11.13	(1.40)	0.65	0.65	0.65	2.51	524,887	259
Class S
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
12-31-13	12.20	0.24•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89	0.89	1.88	5,829	210
12-31-12	11.05	0.27•	1.21	1.48	0.33	—	—	0.33	—	12.20	13.49	0.89	0.89	0.89	2.32	5,567	234
12-31-11	11.50	0.26•	(0.43)	(0.17)	0.28	—	—	0.28	—	11.05	(1.66)	0.90	0.90	0.90	2.25	5,953	259
Voya Global Value Advantage Portfolio
Class ADV
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(a)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
12-31-13	8.15	0.23•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28	1.28	2.70	1,312	122
12-31-12	7.38	0.25•	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34	1.34	3.25	1,485	23
12-31-11	7.93	0.27•	(0.56)	(0.29)	0.26	—	—	0.26	—	7.38	(4.18)	1.34	1.34	1.34	3.48	812	25
Class I
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(a)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(a)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
12-31-13	8.23	0.25•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03	1.03	2.96	179,327	122
12-31-12	7.44	0.27•	0.83	1.10	0.31	—	—	0.31	—	8.23	15.12	1.08	1.09	1.09	3.54	180,208	23
12-31-11	7.96	0.30•	(0.57)	(0.27)	0.25	—	—	0.25	—	7.44	(3.87)	1.09	1.09	1.09	3.76	173,576	25
Class S2
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.11	1.01	1.01	1.86	288	83
Class T
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.36	1.21	1.21	2.21	53,997	83
Voya Growth and Income Portfolio
Class ADV
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
12-31-13	24.31	0.22•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04	1.04	0.80	1,441,995	49
12-31-12	21.39	0.29•	2.97	3.26	0.34	—	—	0.34	—	24.31	15.24	1.09	1.04	1.04	1.23	1,251,577	57
12-31-11	21.74	0.22	(0.38)	(0.16)	0.19	—	—	0.19	—	21.39	(0.72)	1.08	1.03	1.03	1.03	1,221,084	75
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class I
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
12-31-13	24.54	0.35•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59	0.59	1.25	2,182,314	49
12-31-12	21.59	0.40•	3.00	3.40	0.45	—	—	0.45	—	24.54	15.78	0.59	0.59	0.59	1.68	1,865,425	57
12-31-11	21.94	0.31•	(0.37)	(0.06)	0.29	—	—	0.29	—	21.59	(0.27)	0.58	0.58	0.58	1.39	1,873,712	75
Class S
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
12-31-13	24.32	0.28•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84	0.84	1.00	865,453	49
12-31-12	21.40	0.34•	2.97	3.31	0.39	—	—	0.39	—	24.32	15.47	0.84	0.84	0.84	1.42	772,713	57
12-31-11	21.77	0.24•	(0.35)	(0.11)	0.26	—	—	0.26	—	21.40	(0.51)	0.83	0.83	0.83	1.13	795,131	75
Class S2
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
12-31-13	24.08	0.22	7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99	0.99	0.85	1,167	49
12-31-12	21.23	0.35•	2.90	3.25	0.40	—	—	0.40	—	24.08	15.30	1.09	0.99	0.99	1.47	728	57
12-31-11	21.52	0.41•	(0.54)	(0.13)	0.16	—	—	0.16	—	21.23	(0.59)	1.08	0.98	0.98	1.99	217	75
Voya Intermediate Bond Portfolio
Class ADV
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
12-31-13	12.88	0.39	(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99	0.99	3.05	37,058	389
12-31-12	12.34	0.42•	0.67	1.09	0.55	—	—	0.55	—	12.88	8.85	1.00	1.00	1.00	3.25	34,473	425
12-31-11	12.04	0.47•	0.38	0.85	0.55	—	—	0.55	—	12.34	7.04	1.00	1.00	1.00	3.76	16,953	456
Class I
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
12-31-13	12.96	0.45	(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49	0.49	3.57	846,916	389
12-31-12	12.40	0.49•	0.67	1.16	0.60	—	—	0.60	—	12.96	9.39	0.50	0.50	0.50	3.78	1,001,255	425
12-31-11	12.07	0.54•	0.37	0.91	0.58	—	—	0.58	—	12.40	7.54	0.50	0.50	0.50	4.31	1,205,691	456
Class S
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
12-31-13	12.89	0.44	(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74	0.74	3.31	1,140,317	389
12-31-12	12.34	0.45•	0.67	1.12	0.57	—	—	0.57	—	12.89	9.08	0.75	0.75	0.75	3.52	1,221,680	425
12-31-11	12.01	0.51•	0.37	0.88	0.55	—	—	0.55	—	12.34	7.30	0.75	0.75	0.75	4.09	1,247,149	456
Class S2
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
12-31-13	12.92	0.44	(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89	0.89	3.45	1,505	389
12-31-12	12.37	0.41	0.69	1.10	0.55	—	—	0.55	—	12.92	8.93	1.00	0.90	0.90	3.37	1,277	425
12-31-11	12.08	0.52•	0.34	0.86	0.57	—	—	0.57	—	12.37	7.14	1.00	0.90	0.90	4.20	1,001	456
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Money Market Portfolio
Class I
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
12-31-13	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.23	0.23	0.00	768,521	—
12-31-12	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.03	0.34	0.34	0.34	0.03	975,469	—
12-31-11	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	0.00*	0.00*	—	1.00	0.02	0.34	0.26	0.26	0.00*	1,176,157	—
Class S
12-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.63	0.22	0.22	0.00	85	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.19	0.19	0.00	106	—
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.23	0.23	0.00	138	—
12-31-12	1.00	(0.00)*	0.00*	0.00*	—	—	—	—	—	1.00	0.00	0.59	0.36	0.36	0.01	134	—
12-31-11	1.00	—	0.00*	0.00	—	0.00*	0.00*	0.00*	—	1.00	0.02	0.59	0.26	0.26	0.00	314	—
Voya Small Company Portfolio
Class ADV
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
12-31-13	19.13	(0.02)	6.64	6.62	0.01	1.80	—	1.81	—	23.94	37.04	1.34	1.34	1.34	(0.13)	7,233	36
12-31-12	17.39	0.01	2.41	2.42	—	0.68	—	0.68	—	19.13	14.01	1.35	1.35	1.35	0.06	6,213	49
12-31-11	17.98	(0.02)•	(0.51)	(0.53)	0.06	—	—	0.06	—	17.39	(2.99)	1.35	1.35	1.35	(0.10)	5,938	61
Class I
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
12-31-13	19.63	0.08•	6.84	6.92	0.12	1.80	—	1.92	—	24.63	37.76	0.84	0.84	0.84	0.38	571,880	36
12-31-12	17.82	0.10•	2.47	2.57	0.08	0.68	—	0.76	—	19.63	14.52	0.85	0.85	0.85	0.55	472,254	49
12-31-11	18.34	0.07	(0.52)	(0.45)	0.07	—	—	0.07	—	17.82	(2.49)	0.85	0.85	0.85	0.38	483,473	61
Class R6
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30
12-31-13	19.35	0.03	6.72	6.75	0.06	1.80	—	1.86	—	24.24	37.37	1.09	1.09	1.09	0.12	126,746	36
12-31-12	17.57	0.05•	2.44	2.49	0.03	0.68	—	0.71	—	19.35	14.26	1.10	1.10	1.10	0.28	101,041	49
12-31-11	18.09	0.02	(0.50)	(0.48)	0.04	—	—	0.04	—	17.57	(2.68)	1.10	1.10	1.10	0.12	108,502	61

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Global Value Advantage’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Value Advantage Portfolio (“Global Value Advantage”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Money Market Portfolio (“Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however each Portfolio may not offer all share classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
On July 23, 2014, the SEC adopted amendments to money market fund regulation, which when implemented may, among other things, require Money Market to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit Money Market to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including Money Market. Compliance with the amended money market fund regulation is generally required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of Money Market. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. On November 19, 2015, the Board approved revisions with respect to Money Market’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Money Market Portfolio.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Money Market, there can be no assurance that the Money Market’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.”
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2015, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $799,184 and $312,243, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2015. At December 31, 2015, certain counterparties have posted $300,000 in cash collateral to Balanced for open OTC derivatives. There was no collateral posted to Intermediate Bond as of December 31, 2015.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2015, Balanced and Intermediate Bond had a liability position of  $794,081 and $310,821, respectively, on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2015, the Portfolios could have been required to pay this amount in cash to their counterparties. At December 31, 2015, there was no cash collateral posted by either Portfolio for open OTC derivatives.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2015, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Balanced	$55,779,929	$33,901,911
Intermediate Bond	43,263,651	102,027,596
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2015.
Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, Balanced and Intermediate Bond

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced, Growth and Income and Global Value Advantage entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2015, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$82,555,463	$36,885,630
Intermediate Bond	463,478,344	572,586,633
Growth and Income	32,777,738	—
Global Value Advantage	4,895,910	—
Please refer to the tables following each respective Summary Portfolio of Investments for the above Portfolio’s for open futures contracts at December 31, 2015. There were no open futures contracts for Growth and Income at December 31, 2015.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios’ exposure to the underlying instrument. Writing call options tends to decrease the Portfolios’ exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios’ exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2015, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at December 31, 2015.
During the year ended December 31, 2015, Balanced had purchased and written exchange-traded futures contracts to gain exposure to interest rates and to generate income. There were no open purchased or written exchange-traded futures contracts at December 31, 2015.
During the year ended December 31, 2015, Balanced and Intermediate Bond had both purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2015 for either Portfolio.
Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2015.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Value Advantage, and Small Company declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements at December 31, 2015.
K. Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2015, Intermediate Bond had posted $773,000 in cash collateral for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2015, both Balanced and Intermediate Bond had purchased and sold credit

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge or gain additional exposure to the credit risk associated with various sectors within the credit markets.
For the year ended December 31, 2015, Balanced and Intermediate Bond had average notional amounts of $7,342,000 and $97,966,000, respectively, on credit default swaps to buy protection. There were no open credit default swaps to buy protection at December 31, 2015.
For the year ended December 31, 2015, Balanced and Intermediate Bond had average notional amounts of $5,800,000 and $241,170,000, respectively, on credit default swaps to sell protection. Please refer to the tables following each respective Summary Portfolio of Investments for open credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year December 31, 2015, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $193,660,296 and $1,289,057,200, respectively.
For the year ended December 31, 2015, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $150,270,406 and $1,026,728,800, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective the Summary Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2015.
At December 31, 2015, Balanced and Intermediate Bond had posted $550,000 and $13,492,000, respectively, in cash collateral for open centrally cleared interest rate swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$442,980,064	$491,456,223
Global Value Advantage	535,661,820	644,391,234
Growth and Income	2,088,135,783	2,549,298,510
Intermediate Bond	1,663,286,884	1,894,136,587
Small Company	276,138,480	307,110,861
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$434,311,105	$433,470,307
Intermediate Bond	15,869,705,468	15,742,274,955
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreements”) with the Investment Adviser. The Management Agreements compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Portfolio	Fee
Balanced	0.500%
Global Value Advantage	0.46% on the first $500 million; 0.43% on the next $500 million; 0.41% thereafter
Growth and Income	0.500% on the first $10 billion; 0.450% on the next $5 billion; 0.425% thereafter
Intermediate Bond	0.400% on first $4 billion; 0.380% on next $3 billion; 0.360% thereafter
Money Market	0.250%
Small Company	0.750%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. Effective January 1, 2015, the Administrator was entitled to receive from Balanced, Growth and Income, Intermediate Bond, Money Market and Small Company a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Administrator was contractually obligated to waive a portion of the administration fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets for at least two years from the effective date of January 1, 2015. This waiver was not eligible for recoupment. Prior to January 1, 2015, the Administrator was entitled to receive from each Portfolio (except Global Value Advantage) a fee at an annual rate of 0.055% on the first $5 billion of each Portfolio’s average daily net assets and 0.030% thereafter. Prior to May 1, 2015, the Administrator was entitled to receive from Global Value Advantage a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Portfolio	Fee
Balanced(1)	0.60%
Global Value Advantage	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Growth and Income(1)	0.600% on the first $10 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond(1)	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Money Market(1)	0.35%
Small Company(1)	0.85%

(1)
Effective May 1, 2015, the Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets through May 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM. Voya IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. Additionally, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by Class ADV shares of Growth and Income, so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20% Termination or modification of this obligation requires approval by the Board.
Class S shares of the respective Portfolios have adopted either a distribution plan or a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plans, the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Value Advantage are subject to a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Class T Plan”). Under the Class T Plan, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Value Advantage’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Value Advantage, so that the actual fee paid by Class T shares of Global Value Advantage is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Value Advantage are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Value Advantage. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and Voya Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money
Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2015, the Distributor waived $158 of Class S specific distribution fees and Voya Investments waived $658,101 of management fees for Money Market to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2015, amounts of waived fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:
	December 31,
	2016	2017	2018	Total
Money Market	$951,763	$1,043,344	$658,101	$2,653,208
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Intermediate Bond	7.75%
	Money Market	6.27
	Small Company	7.28
Voya Insurance and Annuity Company	Global Value Advantage	69.38
	Growth and Income	45.28
	Intermediate Bond	62.62
	Small Company	15.35
Voya Retirement Insurance and Annuity Company	Balanced	88.92
	Global Value Advantage	20.32
	Growth and Income	48.21
	Intermediate Bond	25.30
	Money Market	91.63
	Small Company	51.66
Voya Solution 2025 Portfolio	Small Company	5.02
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors/trustees, as described in the Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Global Value Advantage(1)	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.05%	0.55%	N/A	0.80%	0.95%	N/A
Small Company	1.45%	0.95%	0.95%	1.20%	N/A	N/A

(1)
Effective close of business on August 14, 2015, pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has further lowered the expense limits for Global Value Advantage to 1.11%, 0.61%, 0.86%, 1.01% and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively. From January 1, 2015 through March 6, 2015, the side letter agreement expense limits were 1.15%, 0.65%, 0.90%, 1.05%, and 1.25% for Class ADV, Class I, Class S, Class S2, and Class T, respectively. From the close of business on March 6, 2015 through August 14, 2015, the side letter agreement expense limits were 1.14%, 0.64%, 0.89%, 1.04%, and 1.24% for Class ADV, Class I, Class S, Class S2, and Class T,

respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreements are contractual through May 1, 2016 (except for Global Value Advantage, Intermediate Bond and Small Company Class R6, which are through May 1, 2017) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 8 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2015:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	4	$670,000	1.12%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 8 — LINE OF CREDIT (continued)

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Value
Advantage	13	2,674,769	1.13
Growth and Income	5	22,545,800	1.12
Intermediate Bond	35	2,066,443	1.14
Money Market	1	17,079,000	1.12
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased options on exchange-traded futures contracts for Balanced during the year ended December 31, 2015 were as follows:
	Number of Contracts	Cost
Balance at 12/31/2014	—	$—
Options Purchased	100	14,625
Options Expired	(100)	(14,625)
Balance at 12/31/2015	—	$—

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	2,843,000	$13,078
Options Purchased	22,734,058	209,624
Options Terminated in Closing Sell Transactions	(5,184,686)	(59,935)
Options Expired	(20,392,372)	(162,767)
Balance at 12/31/2015	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	27,549,598	$124,003
Options Purchased	362,364,000	4,484,951
Options Terminated in Closing Sell Transactions	(260,794,000)	(4,126,591)
Options Expired	(129,119,598)	(482,363)
Balance at 12/31/2015	—	$—

Transactions in written options on exchange-traded futures contracts for Balanced during the year ended December 31, 2015 were as follows:
	Number of Contracts	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	100	21,000
	Number of Contracts	Premiums Received
Options Expired	(100)	(21,000)
Balance at 12/31/2015	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2015 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	23,138,686	90,727
Options Terminated in Closing Purchase Transactions	(11,863,686)	(52,424)
Options Expired	(11,275,000)	(38,303)
Balance at 12/31/2015	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2015 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2014	—	29,492,000	$85,907
Options Written	314,396,000	510,856,000	3,388,842
Options Terminated in Closing Purchase Transactions	(157,198,000)	(448,073,000)	(3,050,235)
Options Expired	(157,198,000)	(92,275,000)	(424,514)
Balance at 12/31/2015	—	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	993,819,485	$4,869,715
Options Purchased	3,659,844,000	16,403,654
Options Terminated in Closing Sell Transactions	(1,903,289,000)	(9,721,395)
Options Expired	(2,750,374,485)	(11,551,974)
Balance at 12/31/2015	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	5,143,954,000	18,594,480
Options Terminated in Closing Purchase Transactions	(4,045,408,000)	(17,427,275)
Options Expired	(1,098,546,000)	(1,167,205)
Balance at 12/31/2015	—	$—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2015	202,625	—	636,456	(4,345,705)	(3,506,624)	2,953,398	—	9,483,192	(63,085,408)	(50,648,818)
12/31/2014	490,372	—	612,403	(4,861,806)	(3,759,031)	6,967,759	—	8,604,651	(69,819,472)	(54,247,062)
Class S
12/31/2015	7,630	—	5,259	(52,988)	(40,099)	110,214	—	77,986	(766,696)	(578,496)
12/31/2014	16,786	—	5,585	(111,231)	(88,860)	241,401	—	78,141	(1,586,005)	(1,266,463)
Global Value Advantage
Class ADV
12/31/2015	2,646,676	702,530	—	(792,289)	2,556,917	24,874,315	6,554,145	—	(7,296,576)	24,131,884
12/31/2014	28,485	—	3,901	(38,773)	(6,387)	259,356	—	34,754	(352,057)	(57,947)
Class I
3/5/2015(1) - 12/31/2015	7,966,142	13,499,724	113,968	(3,032,541)	18,547,293	75,699,383	128,332,301	1,130,563	(28,447,844)	176,714,403
Class S
12/31/2015	2,610,281	59,963,891	248,043	(18,562,769)	44,259,446	24,509,289	567,994,045	2,463,069	(174,600,717)	420,365,686
12/31/2014	832,547	—	566,924	(2,946,785)	(1,547,314)	7,689,471	—	5,096,647	(26,987,001)	(14,200,883)
Class S2
3/5/2015(1) - 12/31/2015	4,490	1,501,436	180	(1,473,347)	32,759	41,593	14,128,522	1,762	(13,863,380)	308,497
Class T
3/5/2015(1) - 12/31/2015	353,809	10,731,841	42,425	(4,990,842)	6,137,233	3,286,196	100,986,795	416,187	(46,854,196)	57,834,982
Growth and Income
Class ADV
12/31/2015	324,618	—	2,653,379	(6,332,093)	(3,354,096)	9,477,145	—	75,090,624	(193,620,550)	(109,052,781)
12/31/2014	400,469	—	5,534,480	(7,386,574)	(1,451,625)	13,212,287	—	170,185,252	(241,956,332)	(58,558,793)
Class I
12/31/2015	290,105	—	4,555,997	(8,170,773)	(3,324,671)	8,980,255	—	130,438,190	(250,938,958)	(111,520,513)
12/31/2014	799,962	—	8,918,861	(8,742,866)	975,957	25,620,199	—	277,287,376	(288,762,379)	14,145,196
Class S
12/31/2015	146,571	—	1,583,103	(4,145,273)	(2,415,599)	4,428,772	—	44,833,477	(126,860,972)	(77,598,723)
12/31/2014	227,145	—	3,298,025	(4,897,593)	(1,372,423)	7,362,201	—	101,480,245	(160,678,902)	(51,836,456)
Class S2
12/31/2015	9,093	—	836	(7,833)	2,096	277,788	—	23,495	(239,987)	61,296
12/31/2014	6,900	—	1,246	(35,280)	(27,134)	226,688	—	38,099	(1,174,602)	(909,815)
Intermediate Bond
Class ADV
12/31/2015	1,033,309	11,624,777	802,976	(2,669,949)	10,791,113	13,340,754	149,184,469	9,986,767	(34,328,099)	138,183,891
12/31/2014	1,008,851	12,168,090	434,533	(1,609,142)	12,002,332	13,074,243	154,197,567	5,558,145	(20,800,864)	152,029,091
Class I
12/31/2015	23,872,350	12,071,020	3,491,776	(13,997,676)	25,437,470	310,214,545	156,568,603	43,830,561	(181,744,538)	328,869,171
12/31/2014	5,701,375	7,270,005	2,419,543	(8,856,545)	6,534,378	74,750,108	92,812,192	31,190,200	(115,079,220)	83,673,280
Class S
12/31/2015	9,216,475	20,259,748	8,416,637	(54,273,223)	(16,380,363)	118,762,167	260,842,115	105,043,748	(700,912,894)	(216,264,864)
12/31/2014	9,546,315	203,703,912	8,318,881	(42,127,562)	179,441,546	123,095,452	2,585,587,889	106,574,035	(547,039,572)	2,268,217,804
Class S2
12/31/2015	2,168,538	83,377	75,471	(384,423)	1,942,963	28,000,065	1,069,820	938,671	(4,970,407)	25,038,149
12/31/2014	368,717	3,875,395	12,601	(3,965,115)	291,598	4,799,225	50,331,277	161,042	(50,304,272)	4,987,272
Money Market
Class I
12/31/2015	85,417,420	—	68,961	(161,137,105)	(75,650,724)	85,417,419	—	68,961	(161,137,104)	(75,650,724)
12/31/2014	70,331,752	—	109,900	(222,173,820)	(151,732,168)	70,331,752	—	109,900	(222,173,820)	(151,732,168)
Class S
12/31/2015	432	—	13	(21,769)	(21,324)	432	—	13	(21,769)	(21,324)
12/31/2014	2,169	—	16	(33,837)	(31,652)	2,169	—	16	(33,836)	(31,651)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company
Class ADV
12/31/2015	42,791	—	42,062	(49,749)	35,104	879,068	—	833,677	(1,057,372)	655,373
12/31/2014	31,232	—	37,382	(110,097)	(41,483)	701,029	—	780,154	(2,416,034)	(934,851)
Class I
12/31/2015	2,254,931	—	3,651,238	(3,567,784)	2,338,385	47,197,903	—	74,959,919	(75,492,777)	46,665,045
12/31/2014	2,074,599	—	2,971,526	(5,881,293)	(835,168)	48,553,568	—	63,887,801	(133,003,794)	(20,562,425)
Class R6
11/24/2015(1) - 12/31/2015	147	—	—	—	147	3,000	—	—	—	3,000
Class S
12/31/2015	898,027	—	824,447	(1,060,078)	662,396	18,183,436	—	16,604,357	(22,100,391)	12,687,402
12/31/2014	493,548	—	620,364	(1,279,303)	(165,391)	11,001,481	—	13,126,900	(28,787,447)	(4,659,066)
Class S2(2)
12/31/2015	—	—	—	(1,782)	(1,782)	—	—	—	(39,073)	(39,073)
12/31/2014	319	—	177	—*	496	7,035	—	3,725	—	10,760

(1)
Commencement of operations.

(2)
Class S2 liquidated on May 28, 2015.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$362,868	$(362,868)	$—
BNP Paribas Prime Brokerage, Inc.	203,080	(203,080)	—
Citigroup Global Markets Inc.	3,150,835	(3,150,835)	—
Deutsche Bank Securities Inc.	174,097	(174,097)	—
Goldman Sachs & Company	457,233	(457,233)	—
J.P. Morgan Securities LLC	13,909	(13,909)	—
Janney Montgomery Scott LLC	1,149,708	(1,149,708)	—
Jefferies LLC	180,029	(180,029)	—
JP Morgan Clearing Corp	263,860	(263,860)	—
Merrill Lynch International	81,728	(81,728)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	31,126	(31,126)	—
Morgan Stanley & Co. LLC	122,020	(122,020)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	55,271	(55,271)	—
RBC Capital Markets, LLC	50,397	(50,397)	—
Scotia Capital (USA) INC	300,607	(300,607)	—
SG Americas Securities, LLC	264,268	(264,268)	—
UBS AG	119,293	(119,293)	—
UBS Securities LLC.	56,793	(56,793)	—
Wells Fargo Securities LLC	418,015	(418,015)	—
Total	$7,455,134	$(7,455,134)	$—

(1)
Collateral with a fair value of  $7,648,866 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Value Advantage
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co.	$961,437	$(961,437)	$—
Total	$961,437	$(961,437)	$—

(1)
Collateral with a fair value of  $1,010,936 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,454,714	$(1,454,714)	$—
Citigroup Global Markets Inc.	31,311,245	(31,311,245)	—
Goldman, Sachs & Co.	179,524	(179,524)	—
HSBC Securities (USA) Inc.	411,991	(411,991)	—
J.P. Morgan Securities LLC	733,492	(733,492)	—
JP Morgan Clearing Corp	5,297,867	(5,297,867)	—
Morgan Stanley & Co. LLC	5,327,044	(5,327,044)	—
RBC Capital Markets, LLC	2,344,117	(2,344,117)	—
Scotia Capital (USA) INC	1,169,162	(1,169,162)	—
SG Americas Securities, LLC	1,376,589	(1,376,589)	—
Total	$49,605,746	$(49,605,746)	$—

(1)
Collateral with a fair value of  $50,760,874 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$225,799	$(225,799)	$—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	13,167	(13,167)	—
Deutsche Bank Securities Inc.	583,203	(583,203)	—
Goldman, Sachs & Co.	2,228,254	(2,228,254)	—
Jefferies LLC	256,725	(256,725)	—
JP Morgan Clearing Corp	1,014,959	(1,014,959)	—
Morgan Stanley & Co. LLC	1,392,721	(1,392,721)	—
RBC Dominion Securities Inc	1,904,774	(1,904,774)	—
Scotia Capital (USA) INC	1,578,479	(1,578,479)	—
SG Americas Securities, LLC	456,576	(456,576)	—
UBS Securities LLC.	916,875	(916,875)	—
Total	$10,571,531	$(10,571,531)	$—

(1)
Collateral with a fair value of  $10,859,258 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(9,425)	$(2,233,516)	$2,242,941
Global Value Advantage	(2,454,040)	1,737,620	716,420
Growth and Income(1)	(16,215,038)	(1,132,329)	17,347,367
Intermediate Bond(2)	—	15,799,346	(15,799,346)
Small Company	—	6	(6)

(1)
$16,214,845 relates to the expiration of capital loss carryforwards.

(2)
Relates to the tax treatment of paydowns, swaps and foreign currency transactions.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$9,561,178	$—	$8,682,792	$—
Global Value Advantage	4,011,581	—	5,131,401	—
Growth and Income	68,479,686	182,087,566	84,492,933	464,792,313
Intermediate Bond	159,807,871	—	143,494,004	—
Money Market	59,269	9,705	109,916	—
Small Company	11,222,450	81,175,503	14,880,846	62,917,734
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Balanced	$7,676,062	$—	$—	$(3,888,063)	$(4,893,731)	Short-term	2017
Global Value Advantage	19,356,238	—	—	(45,067,231)	(114,056,757)	Short-term	2016
					(16,197,601)	Short-term	2017
					(6,695,973)	Short-term	2018
					(59,900,001)	Short-term	None
					$(196,850,332)*
Growth and Income	—	93,107,624	—	586,095,417	(35,231,984)*	Short-term	2016
Intermediate Bond	2,802,409	—	(19,905,658)	(56,396,730)	(152,830,543)	Short-term	2017
					(4,304,116)	Long-term	None
					$(157,134,659)*
Money Market	104,857	2,379	—	—	—	—	—
Small Company	2,560,187	55,066,254	—	63,360,702	(1,570,776)	Short-term	2016
					(520,509)	Short-term	2017
					$(2,091,285)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2011.
NOTE 13 — REORGANIZATIONS
On March 6, 2015, Global Value Advantage (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities, for each of Voya Global Resources Portfolio (“Acquired 1 Portfolio”) and Voya International Value Portfolio (“Acquired 2 Portfolio”), collectively, “Acquired Portfolios,” which are not included in this report, each an open-end investment company in a tax-free reorganization, in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolios, voting separately, on February 17, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of Voya family of funds by, among other things, eliminating sector funds from

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 13 — REORGANIZATIONS (continued)

the Voya family of funds. Furthermore, the Acquired Portfolios were expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$19,127,226
Net realized and unrealized loss on investments	$(71,422,278)
Net decrease in net assets resulting from operations	$(52,295,052)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio’s statement of operations since March 6, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation/ (Depreciation) (000s)	Portfolios’ Conversion Ratio
Acquired 1 Portfolio	$534,681	$169,240	$154,807	$(12,803)	1.8507
Acquired 2 Portfolio	$111,826	$169,240	$7,894*	$4,632	0.9631

*
Excludes $165,497,341 of capital loss carryforwards that were certain to expire due to limitations under Internal Revenue Code section 382 as a result of the merger.

The net assets of the Acquiring Portfolio after the acquisition were $815,746,881.
On August 14, 2015, Global Value Advantage (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® DFA World Equity Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The transaction is intended to enhance the efficiency and reduce the complexity of the Voya family of portfolios. Furthermore, shareholders of the Acquired Portfolio are expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$18,044,431
Net realized and unrealized loss on investments	$(56,943,168)
Net decrease in net assets resulting from operations	$(38,898,737)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$171,489	$734,035	$—	$(2,082)	1.0286
The net assets of the Acquiring Portfolio after the acquisition were $905,524,087.
On August 14, 2015, Intermediate Bond (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Aggregate Bond Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 6, 2015. The reorganization could provide the Acquired Portfolio’s shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 13 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$148,621,340
Net realized and unrealized loss on investments	$(127,152,986)
Net increase in net assets resulting from operations	$21,468,354
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolios’ Unrealized Depreciation (000s)	Portfolio’s Conversion Ratio
$567,665	$4,449,177	$—	$(1,127)	0.8214
The net assets of the Acquiring Portfolio after the acquisition were $5,016,842,393.
NOTE 14 — FOREIGN CURRENCY SETTLEMENT
In March 2015, BNY, the Portfolios’ custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. Certain portfolios were named members of the Settlement class. On September 24, 2015, the United States District Court, Southern District of New York approved (the “Approval”) the plan of allocation related to the Settlement. After the announcement of the Approval, Balanced, Global Value Advantage, Growth and Income, and Intermediate Bond recorded receivables in the amounts of  $18,617, $1,358,167, $486,453 and $33,363, respectively, representing each Portfolio’s respective estimated share of the net recovery associated with the Settlement.
NOTE 15 — SUBSEQUENT EVENTS
Subsequent to December 31, 2015, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Money Market
Class I	$0.0001	February 1, 2016	Daily
Class S	$0.0000	February 1, 2016	Daily
Portfolio changes: On November 19, 2015, the Board approved revisions with respect to Money Market’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Money Market Portfolio.”
Management fee: On January 14, 2016, the Board approved a modification to the management fee with respect to Growth and Income. Effective January 1, 2016, the new management fee, through May 1, 2017, is 0.600% on the first $5 billion; 0.550% on the next $5 billion; and 0.525% thereafter.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 56.7%
		Consumer Discretionary: 8.2%
5,932	@	Amazon.com, Inc.	$4,009,379	0.9
31,909		Comcast Corp. - Class A	1,800,625	0.4
25,415	@	Dish Network Corp. - Class A	1,453,230	0.3
22,701		Home Depot, Inc.	3,002,207	0.7
26,409	@	Jarden Corp.	1,508,482	0.3
25,594		McDonald’s Corp.	3,023,675	0.7
31,289		Nike, Inc.	1,955,563	0.5
680,981		Other Securities(a)	19,468,929	4.4
			36,222,090	8.2
		Consumer Staples: 4.9%
23,030		Coca-Cola Enterprises, Inc.	1,133,997	0.2
16,688		CVS Health Corp.	1,631,586	0.4
18,404		Nestle S.A.	1,366,226	0.3
33,675		PepsiCo, Inc.	3,364,806	0.8
405,749		Other Securities(a)	14,355,405	3.2
			21,852,020	4.9
		Energy: 2.9%
18,533		Chevron Corp.	1,667,229	0.4
42,409		Halliburton Co.	1,443,602	0.3
13,984	@	Royal Dutch Shell PLC - Class A ADR	640,327	0.1
34,525		Royal Dutch Shell PLC - Class A	781,967	0.2
9,941		Royal Dutch Shell PLC - Class B	226,566	0.0
15,647	L	Total S.A. ADR	703,333	0.2
17,033		Total S.A.	763,617	0.2
196,673		Other Securities(a)	6,603,174	1.5
			12,829,815	2.9
		Financials: 11.7%
1,984	#,@	Amundi SA	93,101	0.0
36,166		Citigroup, Inc.	1,871,591	0.5
39,075		JPMorgan Chase & Co.	2,580,122	0.6
58,666		Wells Fargo & Co.	3,189,084	0.7
2,279,878		Other Securities(a)	43,899,983	9.9
			51,633,881	11.7
		Health Care: 7.5%
9,605		Amgen, Inc.	1,559,180	0.4
39,181		Bristol-Myers Squibb Co.	2,695,261	0.6
18,522		Gilead Sciences, Inc.	1,874,241	0.4
57,967		Merck & Co., Inc.	3,061,817	0.7
68,307		Pfizer, Inc.	2,204,950	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
22,946		UnitedHealth Group, Inc.	$2,699,367	0.6
239,195		Other Securities(a)	19,177,228	4.3
			33,272,044	7.5
		Industrials: 6.6%
16,083		Danaher Corp.	1,493,789	0.4
29,181		Delta Air Lines, Inc.	1,479,185	0.3
89,781		General Electric Co.	2,796,678	0.6
7,401		Roper Technologies, Inc.	1,404,636	0.3
599,887		Other Securities(a)	21,922,241	5.0
			29,096,529	6.6
		Information Technology: 9.5%
17,561	@	Adobe Systems, Inc.	1,649,680	0.4
5,148	@	Alphabet, Inc. - Class A	4,005,195	0.9
55,703		Apple, Inc.	5,863,298	1.3
78,263		Cisco Systems, Inc.	2,125,232	0.5
13,777	@	Facebook, Inc.	1,441,901	0.3
61,231		Intel Corp.	2,109,408	0.5
83,440		Microsoft Corp.	4,629,251	1.0
32,909		Visa, Inc. - Class A	2,552,093	0.6
539,806		Other Securities(a)	17,879,967	4.0
			42,256,025	9.5
		Materials: 2.4%
298,515		Other Securities	10,595,259	2.4
		Telecommunication Services: 1.0%
54,944		AT&T, Inc.	1,890,623	0.4
533,769		Other Securities	2,435,458	0.6
			4,326,081	1.0
		Utilities: 2.0%
17,486		DTE Energy Co.	1,402,202	0.3
28,381		PG&E Corp.	1,509,586	0.4
349,370		Other Securities	5,922,172	1.3
			8,833,960	2.0
		Total Common Stock (Cost $245,115,796)	250,917,704	56.7
EXCHANGE-TRADED FUNDS: 5.8%
37,981		iShares Barclays 20+ Year Treasury Bond Fund	4,581,268	1.0
205,700		iShares MSCI Emerging Markets Index Fund	6,621,483	1.5
3,798		iShares Russell 1000 Value Index Fund	371,673	0.1
4,500		iShares S&P MidCap 400 Index Fund	627,210	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
403,515		PowerShares Senior Loan Portfolio	$9,038,736	2.0
133,500		SPDR Barclays Capital High Yield Bond ETF	4,526,985	1.0
		Total Exchange-Traded Funds (Cost $29,696,546)	25,767,355	5.8
MUTUAL FUNDS: 4.0%
		Affiliated Investment Companies: 3.0%
1,790,829		Voya High Yield Bond Fund - Class P	13,431,216	3.0
		Unaffiliated Investment Companies: 1.0%
965,993	@	Credit Suisse Commodity Return Strategy Fund - Class I	4,356,627	1.0
		Total Mutual Funds (Cost $20,072,597)	17,787,843	4.0
PREFERRED STOCK: 0.0%
		Consumer Discretionary: 0.0%
1,165		Other Securities	168,203	0.0
		Total Preferred Stock (Cost $289,361)	168,203	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 9.5%
		Basic Materials: 0.5%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	297,620	0.1
200,000	#	BHP Billiton Finance USA Ltd., 6.750%, 10/19/75	193,500	0.1
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	66,698	0.0
25,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	24,770	0.0
38,000	#	Glencore Funding LLC, 2.500%, 01/15/19	31,752	0.0
84,000	#,L	Glencore Funding LLC, 2.875%, 04/16/20	65,583	0.0
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	74,531	0.0
1,544,000		Other Securities(a)	1,359,774	0.3
			2,114,228	0.5
		Communications: 1.4%
209,000		AT&T, Inc., 3.000%-5.350%, 06/30/22-06/15/44	201,293	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
131,000	#	CCO Safari II LLC, 4.464%, 07/23/22	$130,691	0.0
32,000	#	CCO Safari II LLC, 4.908%, 07/23/25	32,017	0.0
33,000	#	CommScope, Inc., 5.000%, 06/15/21	31,762	0.0
40,000	#	CommScope, Inc., 5.500%, 06/15/24	38,150	0.0
64,000	#	Cox Communications, Inc., 3.850%, 02/01/25	58,790	0.0
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	125,305	0.0
200,000	#,L	Millicom International Cellular SA, 4.750%, 05/22/20	180,000	0.0
20,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	19,825	0.0
200,000	#	Numericable Group SA, 6.000%, 05/15/22	194,500	0.0
170,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	165,962	0.0
209,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	219,450	0.1
200,000	#	SoftBank Group Corp., 4.500%, 04/15/20	199,500	0.1
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	395,284	0.1
110,000	#	West Corp., 5.375%, 07/15/22	95,288	0.0
4,276,000		Other Securities	4,265,370	1.0
			6,353,187	1.4
		Consumer, Cyclical: 0.4%
1,801,000		Other Securities(a)	1,803,135	0.4
		Consumer, Non-cyclical: 1.5%
60,000	#	BAT International Finance PLC, 3.500%, 06/15/22	61,631	0.0
310,000		Coca-Cola Co/The, 0.875%-1.875%, 10/27/17-10/27/20	307,974	0.1
267,000		Gilead Sciences, Inc., 2.550%-3.650%, 09/01/20-03/01/26	269,314	0.1
80,000	#	HJ Heinz Co., 2.800%, 07/02/20	79,896	0.0
126,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	127,466	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
200,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	$200,667	0.1
95,000	#	JBS USA LLC/JBS USA Finance, Inc., 5.875%, 07/15/24	86,450	0.0
100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	98,500	0.0
40,000	#	Mylan NV, 3.750%, 12/15/20	40,088	0.0
100,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	100,250	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	98,250	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,229	0.0
4,883,000		Other Securities	4,892,348	1.1
			6,430,063	1.5
		Diversified: 0.0%
90,000		Other Securities	88,614	0.0
		Energy: 1.0%
21,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	19,070	0.0
25,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	20,875	0.0
80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	80,706	0.0
400,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	393,500	0.1
150,000	#	YPF SA, 8.500%, 07/28/25	143,625	0.0
200,000	#,L	YPF SA, 8.875%, 12/19/18	202,750	0.1
3,828,000		Other Securities(a)	3,465,900	0.8
			4,326,426	1.0
		Financial: 3.0%
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	208,539	0.1
200,000	#	ABN AMRO Bank NV, 4.750%, 07/28/25	199,730	0.0
95,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	90,725	0.0
150,000	#	Athene Global Funding, 2.875%, 10/23/18	147,641	0.0
561,000		Bank of America Corp., 2.625%-4.750%, 10/19/20-04/21/45	568,033	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
200,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	$197,422	0.0
197,000	#	Barclays Bank PLC, 6.050%, 12/04/17	210,343	0.1
32,000	#	BNP Paribas SA, 4.375%, 09/28/25	31,405	0.0
200,000	#	BPCE SA, 5.150%, 07/21/24	202,050	0.0
200,000	#	BPCE SA, 5.700%, 10/22/23	210,585	0.1
200,000	#	Credit Agricole SA, 4.375%, 03/17/25	194,053	0.0
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	215,960	0.0
132,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	130,891	0.1
52,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	50,334	0.0
77,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	77,083	0.0
250,000		Credit Suisse/New York NY, 1.750%, 01/29/18	249,367	0.1
100,000	#	HBOS PLC, 6.750%, 05/21/18	109,327	0.0
200,000	#	ING Bank NV, 2.000%, 11/26/18	199,343	0.1
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	198,874	0.1
739,000		JPMorgan Chase & Co., 1.625%-6.125%, 05/15/18-12/29/49	741,432	0.2
45,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	44,863	0.0
400,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	391,950	0.1
80,000	#	New York Life Global Funding, 1.550%, 11/02/18	79,391	0.0
70,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	69,891	0.0
200,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	198,328	0.1
70,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	65,835	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
73,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	$70,981	0.0
59,000	#	Skandinaviska Enskilda Banken AB, 2.625%, 11/17/20	58,858	0.0
200,000	#	Swedbank AB, 2.200%, 03/04/20	197,856	0.0
41,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	41,064	0.0
437,000		Wells Fargo & Co., 3.900%-5.900%, 06/03/26-12/29/49	434,801	0.1
99,000		Wells Fargo & Co., 2.550%, 12/07/20	98,571	0.0
7,430,000		Other Securities	7,530,781	1.7
			13,516,307	3.0
		Industrial: 0.4%
80,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	79,269	0.0
25,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	25,625	0.0
45,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	45,759	0.0
100,000	#	Sanmina Corp., 4.375%, 06/01/19	100,750	0.0
150,000	#	Siemens Financieringsmaatschappij NV, 2.900%, 05/27/22	150,255	0.1
60,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	60,083	0.0
1,244,000		Other Securities	1,233,289	0.3
			1,695,030	0.4
		Technology: 0.7%
55,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	57,750	0.0
85,000	#	Audatex North America, Inc., 6.000%, 06/15/21	85,956	0.0
119,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	118,956	0.1
90,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	90,026	0.0
30,000	#	HP Enterprise Co., 3.600%, 10/15/20	30,104	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
30,000	#	HP Enterprise Co., 4.400%, 10/15/22	$29,932	0.0
7,000	#	HP Enterprise Co., 4.900%, 10/15/25	6,888	0.0
165,000		Intel Corp., 2.450%-3.700%, 07/29/20-07/29/25	169,156	0.0
200,000	#	NXP BV/NXP Funding LLC, 5.750%, 02/15/21	208,750	0.1
60,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	46,163	0.0
2,193,000		Other Securities	2,162,889	0.5
			3,006,570	0.7
		Utilities: 0.6%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	221,000	0.1
225,000	#	Calpine Corp., 6.000%, 01/15/22	233,368	0.1
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	64,779	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	97,491	0.0
219,000	#	Electricite de France SA, 2.350%, 10/13/20	215,876	0.1
27,000	#	Electricite de France SA, 3.625%, 10/13/25	26,462	0.0
27,000	#	Electricite de France SA, 4.950%, 10/13/45	26,316	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	206,000	0.0
37,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	37,326	0.0
1,442,000		Other Securities	1,504,688	0.3
			2,633,306	0.6
		Total Corporate Bonds/Notes (Cost $42,586,699)	41,966,866	9.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%
100,000	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	100,074	0.0
190,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF, 2.331%, 01/15/28	187,803	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
72,395		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	$72,870	0.0
250,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.558%, 06/10/49	253,654	0.1
120,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.558%, 06/10/49	118,725	0.0
180,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	182,763	0.0
30,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.809%, 02/10/51	30,076	0.0
498,633	^	Banc of America Commercial Mortgage Trust 2015-UBS7 XA, 0.944%, 09/15/48	31,726	0.0
190,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.402%, 07/10/42	190,225	0.1
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.762%, 03/11/41	79,912	0.0
36,558		Banc of America Mortgage 2005-J Trust 2A4, 2.947%, 11/25/35	34,023	0.0
3,700,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	186,695	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.911%, 06/11/41	206,255	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	75,233	0.0
210,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.667%, 11/11/41	226,009	0.1
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.761%, 02/13/42	145,312	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.620%, 04/12/38	$260,243	0.1
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.620%, 04/12/38	112,764	0.0
209,449	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	221,052	0.1
50,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	48,084	0.0
110,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.067%, 03/10/39	118,910	0.1
1,806,585	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.060%, 10/05/30	93,020	0.0
623,218	^	COMM 2013-LC6 XA Mortgage Trust, 1.742%, 01/10/46	42,718	0.0
745,057	^	Commercial Mortgage Pass Through Certificates, 1.394%, 04/10/47	52,782	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.047%, 06/10/36	81,120	0.0
931,031	^	Commercial Mortgage Trust, 1.828%, 08/15/45	77,963	0.0
2,380,000	#,^	Commercial Mortgage Trust, 0.595%, 10/15/45	89,482	0.0
70,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	69,951	0.1
9,575	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	9,563	0.0
30,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	29,931	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.258%, 05/15/36	55,115	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
36,093	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.380%, 07/27/37	$36,214	0.0
509,662	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.127%, 11/10/46	10,758	0.0
80,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.322%, 07/25/24	73,088	0.1
440,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.322%, 11/25/24	448,805	0.1
70,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.422%, 05/25/25	66,596	0.0
66,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.722%, 02/25/25	64,049	0.0
60,000		Fannie Mae Connecticut Avenue Securities, 5.422%, 11/25/24	60,206	0.0
1,911,340	^	Fannie Mae Series 2011-M3 X, 0.002%, 07/25/21	22,639	0.0
121,781	^	First Horizon Alternative Mortgage Securities, 6.278%, 12/25/36	32,696	0.0
1,774,632	^	Freddie Mac Series K704 X1, 1.966%, 08/25/18	77,106	0.0
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.972%, 10/25/24	198,657	0.0
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.172%, 10/25/24	100,505	0.0
290,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.572%, 01/25/25	286,253	0.1
30,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.622%, 03/25/25	29,937	0.0
110,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.222%, 03/25/25	106,200	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
280,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.022%-5.222%, 04/25/24-05/25/28	$267,489	0.1
7,286,175	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	34,529	0.0
942,632	^	GS Mortgage Securities Corp. II, 2.519%, 05/10/45	84,875	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	90,702	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2, 5.188%, 12/10/43	101,735	0.1
90,000		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	90,253	0.0
1,050,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	22,305	0.0
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.587%, 05/15/41	41,130	0.0
3,095,888	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.600%, 01/15/46	52,959	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	29,787	0.0
40,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.366%, 06/12/41	38,901	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	30,001	0.0
1,461,718	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.746%, 06/15/45	92,015	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
137,276		JP Morgan Mortgage Trust 2005-A4 B1, 2.535%, 07/25/35	$122,368	0.1
2,964,927	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 0.969%, 08/15/46	103,995	0.1
1,279,680	^	JPMBB Commercial Mortgage Securities Trust, 1.263%, 04/15/47	58,994	0.0
1,337,591	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	9,874	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.284%, 02/15/40	188,804	0.1
30,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	29,967	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 5.990%, 09/15/39	60,702	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.990%, 09/15/39	60,518	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.990%, 09/15/39	59,957	0.0
7,247,667	#,^	LB-UBS Commercial Mortgage Trust, 0.652%, 11/15/38	33,900	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.066%, 10/15/36	93,042	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.990%, 09/15/39	183,156	0.1
82,429	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	81,950	0.0
100,000	#	Merrill Lynch Mortgage Trust 2005-MKB2 E, 6.067%, 09/12/42	105,132	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.438%, 09/15/47	105,566	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.438%, 09/15/47	103,147	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.438%, 09/15/47	$141,589	0.0
0	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	—	—
200,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	181,660	0.1
165,529	#	Springleaf Mortgage Loan Trust 2013-3A A, 1.870%, 09/25/57	165,452	0.0
125,414	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	128,448	0.0
942,307	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.089%, 08/10/49	87,121	0.0
109,348		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.852%, 06/25/37	79,666	0.0
947,923	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.061%, 10/15/45	83,211	0.0
275,310		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 2.740%, 08/25/35	272,743	0.1
95,238		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust 1A6, 2.736%, 09/25/35	91,018	0.0
83,701		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.733%, 10/25/36	79,910	0.0
18,761		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.733%, 10/25/36	17,911	0.0
96,909		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.738%, 05/25/36	92,521	0.1
89,350		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.808%, 04/25/36	86,949	0.0
40,720		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.792%, 07/25/37	34,901	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
104,920		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 2.767%, 12/28/37	$97,248	0.1
84,400		Wells Fargo Mortgage Backed Securities Trust, 5.788%, 04/25/36	81,944	0.0
712,192	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.164%, 08/15/45	59,369	0.0
593,862	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.441%, 03/15/48	39,833	0.0
8,064,234		Other Securities	6,836,207	1.6
		Total Collateralized Mortgage Obligations (Cost $15,974,147)	16,133,216	3.6
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.9%
1,726,000		2.250%, due 11/15/25	1,722,306	0.4
2,466,000		2.875%, due 08/15/45	2,390,960	0.5
			4,113,266	0.9
		U.S. Treasury Notes: 2.5%
3,668,000	L	0.875%, due 11/30/17	3,658,027	0.8
4,363,000		1.250%, due 12/15/18	4,354,640	1.0
1,458,000		2.000%, due 11/30/22	1,450,214	0.4
1,311,000		1.750%, due 12/31/20	1,310,202	0.3
			10,773,083	2.5
		Total U.S. Treasury Obligations (Cost $14,890,263)	14,886,349	3.4
ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed Securities: 0.2%
40,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	39,722	0.0
120,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	122,046	0.0
160,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	162,867	0.1
110,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	112,543	0.0
30,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	30,005	0.0
490,000		Other Securities	491,640	0.1
			958,823	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 1.4%
200,000	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	$—	—
500,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	490,931	0.1
250,000	#	Atrium V, 4.070%, 07/20/20	241,742	0.1
22,044	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	21,908	0.0
121,963	#	Black Diamond CLO 2005-1A C, 1.340%, 06/20/17	121,615	0.0
250,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	241,045	0.0
500,000	#	Carlyle High Yield Partners IX Ltd., 0.902%, 08/01/21	477,542	0.1
200,000	#	CIFC Funding 2006-II Ltd., 2.014%, 03/01/21	196,103	0.1
96,297	#	CIFC Funding 2006-II Ltd., 4.414%, 03/01/21	94,254	0.0
250,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	246,583	0.1
56,233	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	56,324	0.0
100,000	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	97,262	0.0
250,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.773%, 10/28/19	250,059	0.1
96,066	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	95,105	0.0
99,148	#	HERO Funding Trust 2015-3, 4.280%, 09/20/41	99,474	0.0
330,000	#	Kingsland III Ltd., 1.032%, 08/24/21	314,818	0.1
250,000	#	Madison Park Funding Ltd. 2007-6A C, 1.320%, 07/26/21	237,227	0.0
66,793	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	66,261	0.0
250,000	#	Momentum Capital Fund Ltd., 1.715%, 09/18/21	245,750	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	#	MSIM Peconic Bay Ltd., 2.317%, 07/20/19	$246,665	0.1
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	484,463	0.1
300,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	283,910	0.1
100,000	#	Purchasing Power Funding 2015-A A2, 4.750%, 12/25/49	99,587	0.0
91,418	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	89,673	0.0
100,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	99,357	0.0
250,000	#	St James River CLO Ltd. 2007-1A D, 2.792%, 06/11/21	242,876	0.1
100,000	#	Telos CLO 2006-1A E Ltd., 4.571%, 10/11/21	99,859	0.0
50,000	#	Trade MAPS 1 Ltd., 2.543%, 12/10/18	49,675	0.0
1,030,040		Other Securities	864,156	0.2
			6,154,224	1.4
		Total Asset-Backed Securities (Cost $7,159,384)	7,113,047	1.6
FOREIGN GOVERNMENT BONDS: 1.8%
EUR1,175,000	#	Austria Government Bond, 1.650%, 10/21/24	1,378,768	0.3
200,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	193,500	0.0
200,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	187,600	0.0
10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,431	0.0
EUR1,400,000	#	Spain Government Bond, 1.600%, 04/30/25	1,513,461	0.4
EUR410,000	#	Spain Government Bond, 2.750%, 10/31/24	486,473	0.1
GBP10,124,996		Other Securities(a)	4,438,112	1.0
		Total Foreign Government Bonds (Cost $8,961,514)	8,208,345	1.8

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%
		Federal Home Loan Mortgage Corporation: 2.4%##
14,476,593	^,W	0.010%-20.613%, due 12/15/17-10/01/45	$10,710,310	2.4
		Federal National Mortgage Association: 3.0%##
21,617,982	^,W	0.922%-7.500%, due 06/01/16-11/01/45	13,214,726	3.0
		Government National Mortgage Association: 1.1%
9,470,018	^	0.630%, due 07/20/39	219,960	0.1
3,762,397	^	0.681%, due 12/16/43	188,886	0.0
1,320,000	W	3.500%, due 11/20/41	1,372,903	0.3
1,723,122	^	4.500%, due 05/16/35	46,410	0.0
160,000	^	5.000%, due 09/20/40	80,134	0.0
2,703,846	W	3.000%-7.000%, due 05/16/32-10/20/60	2,861,006	0.7
			4,769,299	1.1
		Total U.S. Government Agency Obligations (Cost $28,457,415)	28,694,335	6.5
		Total Long-Term Investments (Cost $413,203,722)	411,643,262	92.9
SHORT-TERM INVESTMENTS: 3.3%
		Securities Lending Collateralcc: 1.7%
382,382		Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $382,395, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $390,043, due 02/29/16-02/15/45)	382,382	0.1
1,816,621		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,816,689, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,852,953, due 01/15/16-04/01/51)	1,816,621	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,816,621	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,816,695, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,852,954, due 03/31/21-02/15/44)	$1,816,621	0.4
1,816,621	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,816,683, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $1,852,953, due 04/01/24-04/20/65)	1,816,621	0.4
1,816,621	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,816,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,852,953, due 01/15/16-10/20/65)	1,816,621	0.4
		7,648,866	1.7
Principal Amount†		Value	Percentage of Net Assets
	U.S. Treasury Notes: 0.1%
50,000	United States Treasury Note, 1.500%, due 07/31/16 (Cost $50,284)	50,263	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
6,785,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $6,785,000)	$6,785,000	1.5
	Total Short-Term Investments (Cost $14,484,150)	14,484,129	3.3
	Total Investments in Securities (Cost $427,687,872)	$426,127,391	96.2
	Assets in Excess of Other Liabilities	16,842,565	3.8
	Net Assets	$442,969,956	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

(a)
This grouping contains securities on loan.

CAD
Canadian Dollar

EUR
EU Euro

GBP
British Pound

MXN
Mexican Peso

Cost for federal income tax purposes is $429,996,074.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$20,778,111
Gross Unrealized Depreciation	(24,646,794)
Net Unrealized Depreciation	$(3,868,683)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$30,086,984	$6,135,106	$—	$36,222,090
Consumer Staples	15,995,373	5,856,647	—	21,852,020
Energy	10,875,289	1,954,526	—	12,829,815
Financials	39,065,867	12,568,014	—	51,633,881
Health Care	27,182,003	6,090,041	—	33,272,044
Industrials	23,156,412	5,940,117	—	29,096,529
Information Technology	39,806,820	2,449,205	—	42,256,025
Materials	7,779,664	2,815,595	—	10,595,259
Telecommunication Services	1,890,623	2,435,458	—	4,326,081
Utilities	6,952,977	1,880,983	—	8,833,960
Total Common Stock	202,792,012	48,125,692	—	250,917,704
Exchange-Traded Funds	25,767,354	—	—	25,767,354
Mutual Funds	17,787,843	—	—	17,787,843
Preferred Stock	—	168,203	—	168,203
Corporate Bonds/Notes	—	41,966,866	—	41,966,866
Collateralized Mortgage Obligations	—	16,133,216	—	16,133,216
Short-Term Investments	6,785,000	7,699,129	—	14,484,129
U.S. Government Agency Obligations	—	28,694,335	—	28,694,335
U.S. Treasury Obligations	—	14,886,349	—	14,886,349
Foreign Government Bonds	—	8,208,345	—	8,208,345
Asset-Backed Securities	—	7,013,460	99,587	7,113,047
Total Investments, at fair value	$253,132,209	$172,895,595	$99,587	$426,127,391
Other Financial Instruments+
Centrally Cleared Swaps	—	2,290,814	—	2,290,814
Forward Foreign Currency Contracts	—	799,184	—	799,184
Futures	24,862	—	—	24,862
Total Assets	$253,157,071	$175,985,593	$99,587	$429,242,251
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,324,056)	$—	$(2,324,056)
Forward Foreign Currency Contracts	—	(794,081)	—	(794,081)
Futures	(89,355)	—	—	(89,355)
Total Liabilities	$(89,355)	$(3,118,137)	$—	$(3,207,492)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2015	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class P	$1,113,245	$13,339,843	$—	$(1,021,872)	$13,431,216	$632,142	$—	$—
	$1,113,245	$13,339,843	$—	$(1,021,872)	$13,431,216	$632,142	$—	$—

The financial statements for the above mutual fund can be found at www.sec.gov.
At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	312,222	Buy	01/15/16	$224,000	$225,648	$1,648
Barclays Bank PLC	Norwegian Krone	3,426,573	Buy	01/15/16	396,000	387,067	(8,933)
Barclays Bank PLC	New Zealand Dollar	129,918	Buy	01/15/16	86,000	88,789	2,789
Barclays Bank PLC	Brazilian Real	5,294	Buy	03/11/16	1,327	1,309	(18)
Barclays Bank PLC	Turkish Lira	211,898	Buy	03/11/16	69,872	71,282	1,410
Barclays Bank PLC	South Korean Won	649,483,611	Buy	01/29/16	569,373	552,455	(16,918)
Barclays Bank PLC	Malaysian Ringgit	352,023	Buy	01/29/16	81,676	81,634	(42)
Citigroup, Inc.	EU Euro	62,654	Buy	01/15/16	69,000	68,108	(892)
Citigroup, Inc.	New Zealand Dollar	168,743	Buy	01/15/16	113,000	115,323	2,323
Citigroup, Inc.	Canadian Dollar	192,050	Buy	01/15/16	141,000	138,798	(2,202)
Citigroup, Inc.	EU Euro	2,107,118	Buy	01/15/16	2,299,000	2,290,562	(8,438)
Citigroup, Inc.	EU Euro	1,261,426	Buy	01/15/16	1,383,000	1,371,244	(11,756)
Citigroup, Inc.	EU Euro	67,711	Buy	01/15/16	72,000	73,606	1,606
Citigroup, Inc.	EU Euro	1,462,028	Buy	01/15/16	1,548,252	1,589,311	41,059
Citigroup, Inc.	Colombian Peso	995,085	Buy	03/11/16	297	311	14
Citigroup, Inc.	Australian Dollar	546,500	Buy	01/29/16	388,329	397,729	9,400
Citigroup, Inc.	Canadian Dollar	140,223	Buy	01/29/16	107,000	101,345	(5,655)
Citigroup, Inc.	Swiss Franc	274,517	Buy	01/29/16	278,983	274,376	(4,607)
Citigroup, Inc.	Hong Kong Sar Dollar	83,689	Buy	01/29/16	10,802	10,801	(1)
Citigroup, Inc.	Thai Baht	4,334,011	Buy	01/29/16	120,889	120,357	(532)
Deutsche Bank AG	New Zealand Dollar	194,769	Buy	01/15/16	133,000	133,110	110
Deutsche Bank AG	EU Euro	242,182	Buy	01/15/16	265,000	263,266	(1,734)
Deutsche Bank AG	Australian Dollar	347,677	Buy	01/15/16	251,000	253,210	2,210
Deutsche Bank AG	Swiss Franc	110,021	Buy	01/15/16	111,000	109,897	(1,103)
Deutsche Bank AG	Australian Dollar	470,244	Buy	01/15/16	339,000	342,475	3,475
Deutsche Bank AG	EU Euro	368,838	Buy	01/15/16	403,000	400,948	(2,052)
Deutsche Bank AG	British Pound	87,087	Buy	01/15/16	131,000	128,388	(2,612)
Deutsche Bank AG	New Zealand Dollar	418,266	Buy	01/15/16	277,000	285,853	8,853
Deutsche Bank AG	Australian Dollar	343,397	Buy	01/15/16	249,000	250,093	1,093
Deutsche Bank AG	EU Euro	4,253,404	Buy	01/15/16	4,603,000	4,623,702	20,702
Deutsche Bank AG	Australian Dollar	238,577	Buy	01/15/16	174,000	173,754	(246)
Deutsche Bank AG	EU Euro	3,840,456	Buy	01/15/16	4,088,000	4,174,802	86,802
Deutsche Bank AG	Norwegian Krone	1,129,854	Buy	01/15/16	131,000	127,629	(3,371)
Deutsche Bank AG	British Pound	66,687	Buy	01/29/16	101,388	98,317	(3,071)
Deutsche Bank AG	Norwegian Krone	4,970,660	Buy	01/29/16	579,518	561,405	(18,113)
Deutsche Bank AG	New Zealand Dollar	145,665	Buy	01/29/16	95,693	99,454	3,761
Deutsche Bank AG	Swedish Krona	1,061,072	Buy	01/29/16	123,090	125,794	2,704
Deutsche Bank AG	Mexican Peso	12,322,594	Buy	03/11/16	709,811	711,506	1,695
Deutsche Bank AG	Japanese Yen	71,271,675	Buy	01/29/16	591,000	593,286	2,286
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Singapore Dollar	110,734	Buy	01/29/16	78,775	78,027	(748)
Goldman Sachs & Co.	Canadian Dollar	206,869	Buy	01/15/16	150,000	149,508	(492)
Goldman Sachs & Co.	Japanese Yen	55,676,985	Buy	01/15/16	455,000	463,332	8,332
JPMorgan Chase & Co.	British Pound	181,562	Buy	01/29/16	280,000	267,680	(12,320)
JPMorgan Chase & Co.	Australian Dollar	441,837	Buy	01/29/16	314,000	321,558	7,558
JPMorgan Chase & Co.	Canadian Dollar	2,082,500	Buy	01/29/16	1,589,012	1,505,105	(83,907)
JPMorgan Chase & Co.	EU Euro	544,879	Buy	01/29/16	601,000	592,526	(8,474)
JPMorgan Chase & Co.	Indonesian Rupiah	841,602,000	Buy	01/29/16	59,815	60,352	537
JPMorgan Chase & Co.	Japanese Yen	1,099,857,093	Buy	01/29/16	9,122,948	9,155,529	32,581
JPMorgan Chase & Co.	British Pound	224,642	Buy	01/15/16	333,000	331,180	(1,820)
JPMorgan Chase & Co.	Canadian Dollar	533,154	Buy	01/15/16	382,000	385,319	3,319
JPMorgan Chase & Co.	EU Euro	206,857	Buy	01/15/16	224,000	224,866	866
JPMorgan Chase & Co.	Japanese Yen	31,374,592	Buy	01/15/16	256,000	261,093	5,093
JPMorgan Chase & Co.	EU Euro	1,253,575	Buy	01/15/16	1,373,000	1,362,710	(10,290)
JPMorgan Chase & Co.	EU Euro	204,267	Buy	01/15/16	223,000	222,051	(949)
JPMorgan Chase & Co.	EU Euro	1,209,555	Buy	01/20/16	1,313,000	1,315,024	2,024
JPMorgan Chase & Co.	EU Euro	2,107,739	Buy	01/20/16	2,288,000	2,291,528	3,528
JPMorgan Chase & Co.	EU Euro	1,264,828	Buy	01/20/16	1,373,000	1,375,117	2,117
JPMorgan Chase & Co.	Japanese Yen	12,786,993	Buy	01/15/16	106,000	106,411	411
JPMorgan Chase & Co.	New Zealand Dollar	375,496	Buy	01/15/16	253,000	256,623	3,623
JPMorgan Chase & Co.	Australian Dollar	200,623	Buy	01/15/16	146,000	146,112	112
JPMorgan Chase & Co.	EU Euro	2,115,218	Buy	01/15/16	2,301,000	2,299,367	(1,633)
JPMorgan Chase & Co.	Canadian Dollar	416,957	Buy	01/15/16	312,000	301,342	(10,658)
JPMorgan Chase & Co.	Canadian Dollar	981,813	Buy	01/15/16	735,114	709,574	(25,540)
JPMorgan Chase & Co.	Danish Krone	849,772	Buy	01/15/16	120,687	123,785	3,098
JPMorgan Chase & Co.	Japanese Yen	1,220,214,461	Buy	01/15/16	9,929,315	10,154,360	225,045
JPMorgan Chase & Co.	Russian Ruble	2,847,623	Buy	03/11/16	39,398	38,297	(1,101)
Morgan Stanley	New Zealand Dollar	325,838	Buy	01/15/16	216,000	222,686	6,686
Morgan Stanley	Danish Krone	849,772	Buy	01/29/16	125,770	123,836	(1,934)
Morgan Stanley	EU Euro	6,980,661	Buy	01/29/16	7,699,427	7,591,086	(108,341)
Morgan Stanley	New Zealand Dollar	155,382	Buy	01/29/16	104,000	106,088	2,088
Morgan Stanley	New Zealand Dollar	259,036	Buy	01/15/16	178,000	177,031	(969)
Morgan Stanley	Norwegian Krone	5,368,695	Buy	01/15/16	616,000	606,450	(9,550)
Morgan Stanley	British Pound	165,569	Buy	01/15/16	247,000	244,091	(2,909)
Morgan Stanley	British Pound	1,534,100	Buy	01/15/16	2,287,000	2,261,657	(25,343)
Morgan Stanley	British Pound	920,326	Buy	01/15/16	1,372,000	1,356,797	(15,203)
Morgan Stanley	British Pound	70,481	Buy	01/15/16	105,000	103,908	(1,092)
Morgan Stanley	British Pound	73,278	Buy	01/15/16	111,000	108,031	(2,969)
Morgan Stanley	Australian Dollar	1,914,063	Buy	01/20/16	1,373,000	1,393,643	20,643
Morgan Stanley	British Pound	77,757	Buy	01/15/16	118,000	114,634	(3,366)
Morgan Stanley	Australian Dollar	521,576	Buy	01/15/16	382,000	379,860	(2,140)
Morgan Stanley	EU Euro	111,166	Buy	01/15/16	121,000	120,844	(156)
Morgan Stanley	Norwegian Krone	1,123,407	Buy	01/15/16	130,000	126,900	(3,100)
Morgan Stanley	Swiss Franc	381,372	Buy	01/15/16	372,226	380,944	8,718
Morgan Stanley	Norwegian Krone	704,669	Buy	01/15/16	81,067	79,600	(1,467)
Morgan Stanley	Chilean Peso	4,391,763	Buy	03/11/16	6,126	6,150	24
Morgan Stanley	Czech Koruna	1,154,548	Buy	03/11/16	47,221	46,523	(698)
Morgan Stanley	Hungarian Forint	401,990	Buy	03/11/16	1,396	1,384	(12)
Morgan Stanley	Israeli New Shekel	191,464	Buy	03/11/16	49,737	49,275	(462)
Morgan Stanley	Peruvian Nuevo Sol	11,796	Buy	03/11/16	3,450	3,416	(34)
Morgan Stanley	Polish Zloty	422,687	Buy	03/11/16	106,543	107,611	1,068
Morgan Stanley	South African Rand	969,568	Buy	03/11/16	63,895	61,908	(1,987)
							$99,451

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	285,387	Sell	01/15/16	$315,000	$310,232	$4,768
Barclays Bank PLC	Norwegian Krone	733,969	Sell	01/15/16	86,000	82,909	3,091
Barclays Bank PLC	EU Euro	4,314,923	Sell	01/15/16	4,605,000	4,690,576	(85,576)
Barclays Bank PLC	Romanian New Leu	4,811	Sell	03/11/16	1,172	1,157	15
Barclays Bank PLC	Norwegian Krone	1,046,623	Sell	01/29/16	123,000	118,210	4,790
Citigroup, Inc.	Australian Dollar	540,199	Sell	01/15/16	388,000	393,423	(5,423)
Citigroup, Inc.	Canadian Dollar	203,293	Sell	01/15/16	148,000	146,923	1,077
Citigroup, Inc.	Japanese Yen	56,559,532	Sell	01/15/16	461,000	470,676	(9,676)
Citigroup, Inc.	New Zealand Dollar	198,962	Sell	01/29/16	133,202	135,843	(2,641)
Citigroup, Inc.	Norwegian Krone	2,008,269	Sell	01/29/16	236,000	226,822	9,178
Citigroup, Inc.	Swedish Krona	1,061,072	Sell	01/29/16	124,601	125,794	(1,193)
Deutsche Bank AG	Norwegian Krone	1,527,178	Sell	01/15/16	174,000	172,511	1,489
Deutsche Bank AG	Australian Dollar	192,547	Sell	01/15/16	137,000	140,230	(3,230)
Deutsche Bank AG	Norwegian Krone	1,828,111	Sell	01/15/16	210,000	206,504	3,496
Deutsche Bank AG	Australian Dollar	198,986	Sell	01/15/16	144,000	144,920	(920)
Deutsche Bank AG	Japanese Yen	276,061,579	Sell	01/15/16	2,249,000	2,297,325	(48,325)
Deutsche Bank AG	Swiss Franc	98,929	Sell	01/15/16	100,000	98,818	1,182
Deutsche Bank AG	Danish Krone	849,772	Sell	01/29/16	124,287	123,836	451
Deutsche Bank AG	Swiss Franc	17,050	Sell	01/29/16	17,189	17,041	148
Deutsche Bank AG	EU Euro	7,525,539	Sell	01/29/16	8,205,020	8,183,611	21,409
Deutsche Bank AG	Australian Dollar	988,337	Sell	01/29/16	703,194	719,287	(16,093)
Goldman Sachs & Co.	Japanese Yen	17,790,966	Sell	01/15/16	148,000	148,053	(53)
Goldman Sachs & Co.	Canadian Dollar	2,042,555	Sell	01/29/16	1,550,481	1,476,234	74,247
HSBC Bank PLC	Thai Baht	5,104,190	Sell	01/15/16	142,000	141,800	200
JPMorgan Chase & Co.	New Zealand Dollar	102,085	Sell	01/29/16	68,000	69,700	(1,700)
JPMorgan Chase & Co.	Swiss Franc	184,638	Sell	01/29/16	187,000	184,543	2,457
JPMorgan Chase & Co.	British Pound	91,512	Sell	01/29/16	141,000	134,918	6,082
JPMorgan Chase & Co.	South Korean Won	476,852,400	Sell	01/15/16	402,000	406,211	(4,211)
JPMorgan Chase & Co.	Australian Dollar	257,057	Sell	01/15/16	187,000	187,213	(213)
JPMorgan Chase & Co.	EU Euro	270,408	Sell	01/15/16	295,000	293,949	1,051
JPMorgan Chase & Co.	Swiss Franc	117,401	Sell	01/15/16	119,000	117,269	1,731
JPMorgan Chase & Co.	EU Euro	1,264,064	Sell	01/15/16	1,372,000	1,374,113	(2,113)
JPMorgan Chase & Co.	EU Euro	2,107,081	Sell	01/15/16	2,287,000	2,290,522	(3,522)
JPMorgan Chase & Co.	EU Euro	1,209,706	Sell	01/15/16	1,313,000	1,315,022	(2,022)
JPMorgan Chase & Co.	Canadian Dollar	310,569	Sell	01/15/16	223,000	224,453	(1,453)
JPMorgan Chase & Co.	New Zealand Dollar	188,602	Sell	01/15/16	127,000	128,895	(1,895)
JPMorgan Chase & Co.	Australian Dollar	410,850	Sell	01/15/16	295,000	299,219	(4,219)
JPMorgan Chase & Co.	New Zealand Dollar	286,660	Sell	01/15/16	194,000	195,910	(1,910)
JPMorgan Chase & Co.	Swiss Franc	363,398	Sell	01/15/16	365,000	362,991	2,009
JPMorgan Chase & Co.	New Zealand Dollar	403,137	Sell	01/15/16	272,000	275,514	(3,514)
JPMorgan Chase & Co.	Australian Dollar	322,233	Sell	01/15/16	232,000	234,680	(2,680)
JPMorgan Chase & Co.	Japanese Yen	118,527,971	Sell	01/15/16	979,000	986,364	(7,364)
JPMorgan Chase & Co.	Canadian Dollar	164,344	Sell	01/15/16	121,000	118,775	2,225
JPMorgan Chase & Co.	Swiss Franc	197,069	Sell	01/15/16	199,000	196,848	2,152
JPMorgan Chase & Co.	Japanese Yen	11,424,119	Sell	01/15/16	93,000	95,069	(2,069)
JPMorgan Chase & Co.	Canadian Dollar	129,724	Sell	01/15/16	96,000	93,754	2,246
JPMorgan Chase & Co.	Swiss Franc	257,548	Sell	01/15/16	258,000	257,259	741
JPMorgan Chase & Co.	EU Euro	213,003	Sell	01/15/16	231,000	231,547	(547)
JPMorgan Chase & Co.	Japanese Yen	16,113,806	Sell	01/15/16	131,000	134,096	(3,096)
JPMorgan Chase & Co.	British Pound	45,478	Sell	01/15/16	68,000	67,047	953
JPMorgan Chase & Co.	Swiss Franc	174,808	Sell	01/15/16	172,000	174,612	(2,612)
JPMorgan Chase & Co.	British Pound	77,986	Sell	01/15/16	117,471	114,972	2,499
Morgan Stanley	New Zealand Dollar	740,940	Sell	01/15/16	486,351	506,376	(20,025)
Morgan Stanley	Japanese Yen	1,171,128,768	Sell	01/29/16	9,637,957	9,748,817	(110,860)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Canadian Dollar	180,168	Sell	01/29/16	138,000	130,214	7,786
Morgan Stanley	British Pound	156,736	Sell	01/29/16	241,504	231,079	10,425
Morgan Stanley	Norwegian Krone	1,915,768	Sell	01/29/16	225,262	216,374	8,888
Morgan Stanley	Swiss Franc	72,829	Sell	01/29/16	74,000	72,791	1,209
Morgan Stanley	EU Euro	278,936	Sell	01/15/16	303,000	303,220	(220)
Morgan Stanley	Norwegian Krone	4,032,427	Sell	01/15/16	463,000	455,504	7,496
Morgan Stanley	British Pound	139,692	Sell	01/15/16	207,000	205,942	1,058
Morgan Stanley	EU Euro	473,339	Sell	01/15/16	519,000	514,547	4,453
Morgan Stanley	British Pound	914,168	Sell	01/15/16	1,373,000	1,347,718	25,282
Morgan Stanley	British Pound	71,329	Sell	01/15/16	107,000	105,157	1,843
Morgan Stanley	Japanese Yen	12,453,005	Sell	01/15/16	102,000	103,631	(1,631)
Morgan Stanley	EU Euro	1,209,165	Sell	01/20/16	1,313,000	1,314,600	(1,600)
Morgan Stanley	British Pound	920,999	Sell	01/20/16	1,373,000	1,357,808	15,192
Morgan Stanley	British Pound	1,534,774	Sell	01/20/16	2,288,000	2,262,684	25,316
Morgan Stanley	EU Euro	424,601	Sell	01/15/16	465,000	461,567	3,433
Morgan Stanley	Japanese Yen	20,290,301	Sell	01/15/16	167,000	168,851	(1,851)
Morgan Stanley	British Pound	57,392	Sell	01/15/16	87,000	84,610	2,390
Morgan Stanley	Canadian Dollar	192,908	Sell	01/15/16	142,000	139,418	2,582
Morgan Stanley	EU Euro	214,586	Sell	01/15/16	234,000	233,267	733
Morgan Stanley	Japanese Yen	8,006,925	Sell	01/15/16	65,000	66,632	(1,632)
Morgan Stanley	Australian Dollar	16,015	Sell	01/15/16	11,560	11,664	(104)
Morgan Stanley	Swedish Krona	1,659,381	Sell	01/15/16	190,714	196,642	(5,928)
							$(94,348)

At December 31, 2015, the following futures contracts were outstanding for Voya Balanced Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	7	03/08/16	$1,151,744	$(8,970)
Australia 10-Year Bond	2	03/15/16	184,932	915
Australia 3-Year Bond	5	03/15/16	406,130	758
Canada 10-Year Bond	6	03/21/16	611,361	11,742
Euro-Bobl 5-Year	27	03/08/16	3,834,172	(5,905)
Euro-Schatz	28	03/08/16	3,393,156	528
Japanese Government Bonds 10-Year Mini	3	03/11/16	372,045	777
Long Gilt	8	03/29/16	1,377,147	(8,378)
S&P 500 E-Mini	293	03/18/16	29,818,610	(17,855)
Short Gilt	3	03/29/16	457,565	(319)
U.S. Treasury 10-Year Note	3	03/21/16	377,719	(2,341)
U.S. Treasury 2-Year Note	64	03/31/16	13,903,000	(21,197)
U.S. Treasury 5-Year Note	58	03/31/16	6,862,578	(12,446)
U.S. Treasury Long Bond	4	03/21/16	615,000	(2,157)
U.S. Treasury Ultra Long Bond	21	03/21/16	3,332,437	10,142
			$66,697,596	$(54,706)
Short Contracts
Euro-Bund	(18)	03/08/16	(3,089,168)	(9,787)
			$(3,089,168)	$(9,787)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD5,800,000	$31,685	$(16,010)
						$31,685	$(16,010)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.848% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/06/45	EUR200,000	$(12,664)	$(12,371)
Receive a fixed rate equal to 1.622% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/09/45	EUR200,000	597	146
Receive a fixed rate equal to 1.488% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/05/45	EUR400,000	(13,237)	(13,852)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	08/06/45	EUR200,000	4,132	4,436
Receive a fixed rate equal to 1.448% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/25/45	EUR800,000	(35,110)	(37,120)
Receive a fixed rate equal to 1.409% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/26/45	EUR400,000	(21,684)	(22,969)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	08/27/45	EUR1,200,000	17,629	18,687
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.615%	Chicago Mercantile Exchange	09/11/45	EUR1,700,000	(1,535)	(1,353)
Receive a fixed rate equal to 1.682% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/18/45	EUR2,100,000	39,338	40,418
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.675%	Chicago Mercantile Exchange	09/21/45	EUR300,000	(5,096)	(5,225)
Receive a fixed rate equal to 1.573% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/22/45	EUR600,000	(6,231)	(6,577)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.612%	Chicago Mercantile Exchange	09/23/45	EUR610,000	36	191
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.564%	Chicago Mercantile Exchange	09/24/45	EUR1,500,000	19,207	20,012
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.530%	Chicago Mercantile Exchange	09/25/45	EUR1,100,000	24,129	25,025
Receive a fixed rate equal to 1.552% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/45	EUR1,200,000	(19,398)	(20,147)
Receive a fixed rate equal to 1.516% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR200,000	(5,134)	(5,323)
Receive a fixed rate equal to 1.509% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR700,000	(19,302)	(20,005)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.593%	Chicago Mercantile Exchange	11/06/45	EUR1,200,000	5,898	7,131
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.662%	Chicago Mercantile Exchange	11/11/45	EUR1,200,000	(16,222)	(14,731)
Receive a fixed rate equal to 1.548% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/20/45	EUR2,130,000	(36,497)	(38,128)
Receive a fixed rate equal to 1.539% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/20/45	EUR1,500,000	(29,137)	(30,243)
Receive a fixed rate equal to 1.496% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/23/45	EUR900,000	(28,022)	(28,567)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.481%	Chicago Mercantile Exchange	11/27/45	EUR900,000	31,505	32,002
Receive a fixed rate equal to 1.478% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	12/01/45	EUR2,110,000	(75,775)	(76,899)
Receive a floating rate equal to the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.237%	Chicago Mercantile Exchange	10/03/17	EUR1,500,000	(7,740)	(7,966)
Receive a fixed rate equal to 0.524% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/06/20	EUR1,100,000	14,332	14,195
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.451%	Chicago Mercantile Exchange	07/09/20	EUR1,100,000	(10,299)	(10,095)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.393%	Chicago Mercantile Exchange	08/05/20	EUR1,900,000	(11,455)	(11,226)
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/06/20	EUR1,200,000	7,213	7,068
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.365%	Chicago Mercantile Exchange	08/25/20	EUR3,600,000	(15,276)	(14,616)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.372%	Chicago Mercantile Exchange	08/26/20	EUR1,800,000	(8,252)	(7,963)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/27/20	EUR6,100,000	47,037	47,221
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/20	EUR4,300,000	22,905	22,799
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.429%	Chicago Mercantile Exchange	09/18/20	EUR6,000,000	(42,248)	(42,517)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/20	EUR500,000	3,622	3,652
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.381%	Chicago Mercantile Exchange	09/22/20	EUR2,400,000	(10,778)	(10,673)
Receive a fixed rate equal to 0.394% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/23/20	EUR2,760,000	14,201	14,139
Receive a fixed rate equal to 0.355% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/20	EUR3,400,000	10,631	10,390
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.369%	Chicago Mercantile Exchange	09/25/20	EUR1,600,000	(6,150)	(6,076)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.360%	Chicago Mercantile Exchange	09/28/20	EUR900,000	(2,994)	(2,935)
Receive a fixed rate equal to 1.043% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/25	EUR2,200,000	17,570	17,736
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.100%	Chicago Mercantile Exchange	09/18/25	EUR1,400,000	(19,193)	(19,586)
Receive a fixed rate equal to 1.101% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/25	EUR500,000	6,849	6,990
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.012%	Chicago Mercantile Exchange	09/22/25	EUR1,300,000	(5,797)	(5,710)
Receive a fixed rate equal to 0.976% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/24/25	EUR3,200,000	2,106	1,670
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.990%	Chicago Mercantile Exchange	09/25/25	EUR800,000	(1,660)	(1,589)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.965%	Chicago Mercantile Exchange	09/28/25	EUR1,000,000	642	823
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.976%	Chicago Mercantile Exchange	10/15/25	EUR3,100,000	224	719
Receive a fixed rate equal to 0.900% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/26/25	EUR3,300,000	(27,728)	(29,320)
Receive a fixed rate equal to 0.902% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/27/25	EUR5,600,000	(45,426)	(48,111)
Receive a fixed rate equal to 0.943% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/06/25	EUR1,900,000	(7,993)	(8,902)
Receive a fixed rate equal to 0.996% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/11/25	EUR2,600,000	3,234	1,835
Receive a fixed rate equal to 0.955% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/12/25	EUR1,500,000	(4,622)	(5,338)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.878%	Chicago Mercantile Exchange	11/20/25	EUR5,425,000	61,929	63,806
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.885%	Chicago Mercantile Exchange	11/20/25	EUR3,500,000	36,082	37,341
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.857%	Chicago Mercantile Exchange	11/23/25	EUR2,400,000	33,126	33,901
Receive a fixed rate equal to 0.832% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/27/25	EUR2,400,000	(39,603)	(40,177)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.832%	Chicago Mercantile Exchange	12/01/25	EUR5,411,000	89,524	91,006
Receive a fixed rate equal to 1.555% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/15/45	EUR1,800,000	(27,473)	(28,409)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.524%	Chicago Mercantile Exchange	10/19/45	EUR500,000	11,760	12,265
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.498%	Chicago Mercantile Exchange	10/26/45	EUR1,600,000	48,954	50,767
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.527%	Chicago Mercantile Exchange	10/27/45	EUR2,100,000	47,813	49,983
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY259,000,000	76,576	82,474
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY183,000,000	33,498	31,742
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY83,385,931	(42,910)	(42,621)
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/24/45	JPY192,978,870	27,107	26,812
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD612,000	(5,834)	(5,834)
Receive a fixed rate equal to 2.928% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/35	USD1,000,000	59,019	59,019
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD729,000	(6,488)	(6,488)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.593%	Chicago Mercantile Exchange	10/13/40	USD221,000	1,374	1,374
Receive a fixed rate equal to 2.832% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/09/45	USD400,000	14,830	14,830
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.901%	Chicago Mercantile Exchange	07/13/45	USD800,000	(41,498)	(41,498)
Receive a fixed rate equal to 2.896% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/21/45	USD296,000	15,047	15,047
Receive a fixed rate equal to 2.860% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/24/45	USD444,000	19,179	19,179
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.782%	Chicago Mercantile Exchange	07/29/45	USD700,000	(18,587)	(18,587)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.799%	Chicago Mercantile Exchange	07/30/45	USD400,000	(12,037)	(12,037)
Receive a fixed rate equal to 2.808% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/31/45	USD1,800,000	58,154	58,154
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.687%	Chicago Mercantile Exchange	09/25/45	USD300,000	(1,624)	(1,624)
Receive a fixed rate equal to 2.613% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/28/45	USD500,000	(5,265)	(5,265)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD1,071,000	9,930	9,930
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD17,800,000	776	776
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.119%	Chicago Mercantile Exchange	08/08/17	USD5,000,000	(6,657)	(6,657)
Receive a fixed rate equal to 1.178% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/15/18	USD10,400,000	(18,959)	(18,959)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.166%	Chicago Mercantile Exchange	05/20/18	USD5,200,000	11,382	11,382
Receive a fixed rate equal to 1.208% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/21/18	USD3,100,000	(3,702)	(3,702)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.231%	Chicago Mercantile Exchange	05/27/18	USD6,100,000	4,832	4,832
Receive a fixed rate equal to 1.224% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/27/18	USD4,300,000	(4,174)	(4,174)
Receive a fixed rate equal to 1.206% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/18	USD3,100,000	(4,569)	(4,569)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.257%	Chicago Mercantile Exchange	06/04/18	USD3,100,000	984	984
Receive a fixed rate equal to 1.323% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/10/18	USD2,500,000	2,752	2,752
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.347%	Chicago Mercantile Exchange	06/11/18	USD3,100,000	(5,202)	(5,202)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.374%	Chicago Mercantile Exchange	06/12/18	USD1,263,000	(2,908)	(2,908)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.267%	Chicago Mercantile Exchange	06/19/18	USD6,384,000	3,263	3,263
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.283%	Chicago Mercantile Exchange	06/26/18	USD2,200,000	615	615
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.301%	Chicago Mercantile Exchange	07/03/18	USD2,200,000	(115)	(115)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.249%	Chicago Mercantile Exchange	07/06/18	USD2,200,000	2,771	2,771
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.230%	Chicago Mercantile Exchange	07/14/18	USD3,100,000	5,851	5,851
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.277%	Chicago Mercantile Exchange	07/15/18	USD10,500,000	7,360	7,360
Receive a fixed rate equal to 1.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/27/18	USD20,400,000	(12,742)	(12,742)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.036%	Chicago Mercantile Exchange	10/13/18	USD3,984,000	35,924	35,924
Receive a fixed rate equal to 1.525% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/11/19	USD7,000,000	11,343	11,343
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.465%	Chicago Mercantile Exchange	05/18/19	USD4,000,000	1,731	1,731
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/19	USD2,700,000	(2,307)	(2,307)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.640% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/19	USD3,100,000	15,671	15,671
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.659%	Chicago Mercantile Exchange	06/09/19	USD3,100,000	(17,659)	(17,659)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.686%	Chicago Mercantile Exchange	06/15/19	USD3,100,000	(20,138)	(20,138)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.682%	Chicago Mercantile Exchange	06/15/19	USD3,100,000	(19,665)	(19,665)
Receive a fixed rate equal to 1.609% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/19	USD3,100,000	11,953	11,953
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.418%	Chicago Mercantile Exchange	07/09/19	USD1,900,000	5,915	5,915
Receive a fixed rate equal to 1.462% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/13/19	USD3,900,000	(6,638)	(6,638)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	07/21/19	USD1,583,000	(2,405)	(2,405)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.581%	Chicago Mercantile Exchange	07/24/19	USD2,374,500	(5,550)	(5,550)
Receive a fixed rate equal to 1.493% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/29/19	USD4,000,000	(3,164)	(3,164)
Receive a fixed rate equal to 1.502% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/30/19	USD2,400,000	(1,156)	(1,155)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	07/31/19	USD9,200,000	(5,841)	(5,841)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD3,500,000	(33,857)	(33,857)
Receive a fixed rate equal to 1.301% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/25/19	USD1,600,000	(14,452)	(14,452)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.261%	Chicago Mercantile Exchange	09/28/19	USD2,300,000	24,420	24,420
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD17,090,000	(70,108)	(70,108)
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD20,300,000	333,368	333,368
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.882%	Chicago Mercantile Exchange	06/30/20	USD5,230,000	(49,227)	(49,227)
Receive a fixed rate equal to 1.780% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/06/20	USD1,700,000	8,163	8,163
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.453%	Chicago Mercantile Exchange	10/13/20	USD715,000	8,489	8,489
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.603%	Chicago Mercantile Exchange	11/05/20	USD7,247,000	38,989	38,989
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.690%	Chicago Mercantile Exchange	12/22/20	USD4,652,000	10,368	10,368
Receive a fixed rate equal to 1.785% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/22	USD1,701,000	(18,286)	(18,286)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD1,800,000	(55,609)	(55,609)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD5,170,000	117,979	117,979
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD10,760,000	(554,991)	(554,991)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.189%	Chicago Mercantile Exchange	05/05/25	USD7,000,000	(11,439)	(11,439)
Receive a fixed rate equal to 2.168% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/05/25	USD7,000,000	(1,288)	(1,288)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.464%	Chicago Mercantile Exchange	06/15/25	USD3,065,333	(76,708)	(76,708)
Receive a fixed rate equal to 2.488% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/25	USD3,800,000	103,073	103,073
Receive a fixed rate equal to 2.455% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/25	USD3,800,000	92,161	92,161
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.467%	Chicago Mercantile Exchange	06/19/25	USD692,000	(17,416)	(17,416)
Receive a fixed rate equal to 2.382% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/23/25	USD950,000	(16,760)	(16,760)
Receive a fixed rate equal to 2.528% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/25	USD2,698,000	81,780	81,780
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.543%	Chicago Mercantile Exchange	07/15/25	USD900,000	(28,447)	(28,447)
Receive a fixed rate equal to 2.232% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/14/25	USD1,300,000	4,232	4,232
Receive a fixed rate equal to 2.099% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/25	USD58,000	(538)	(538)
Receive a fixed rate equal to 2.760% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/11/25	USD2,633,000	2,373	2,373
Receive a fixed rate equal to 2.729% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/16/25	USD2,638,000	(1,351)	(1,351)
Receive a fixed rate equal to 2.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/22/25	USD5,359,000	(5,457)	(5,457)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.294%	Chicago Mercantile Exchange	06/10/35	USD1,900,000	(38,286)	(38,286)
Receive a fixed rate equal to 3.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/35	USD3,800,000	74,005	74,005
Receive a fixed rate equal to 2.805% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/35	USD2,945,000	116,312	116,312
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.834%	Chicago Mercantile Exchange	06/16/35	USD3,800,000	(167,724)	(167,724)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.810%	Chicago Mercantile Exchange	06/17/35	USD3,800,000	(153,544)	(153,544)
Receive a fixed rate equal to 2.815% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/19/35	USD793,000	32,579	32,579
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.753%	Chicago Mercantile Exchange	06/23/35	USD950,000	29,491	29,491
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.715%	Chicago Mercantile Exchange	05/11/45	USD1,300,000	(15,673)	(15,673)
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/18/45	USD700,000	22,894	22,894
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.659%	Chicago Mercantile Exchange	06/01/45	USD1,100,000	(175)	(175)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.926%	Chicago Mercantile Exchange	06/09/45	USD600,000	(34,489)	(34,489)
Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/45	USD600,000	31,840	31,840
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.980% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD600,000	41,455	41,455
Receive a fixed rate equal to 2.959% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD600,000	38,805	38,805
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.891%	Chicago Mercantile Exchange	06/17/45	USD600,000	(29,998)	(29,998)
				$(20,510)	$(17,232)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$799,184
Interest rate contracts	Net Assets — Unrealized appreciation**	24,862
Interest rate contracts	Net Assets — Unrealized appreciation***	2,290,814
Total Asset Derivatives		$3,114,860
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$794,081
Interest rate contracts	Net Assets — Unrealized depreciation**	71,501
Equity contracts	Net Assets — Unrealized depreciation**	17,854
Credit contracts	Net Assets — Unrealized depreciation***	16,010
Interest rate contracts	Net Assets — Unrealized depreciation***	2,308,046
Total Liability Derivatives		$3,207,492

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(62,905)	$—	$(62,905)
Equity contracts	—	—	1,499,283	—	—	1,499,283
Foreign exchange contracts	(123,260)	(2,070,850)	—	—	61,825	(2,132,285)
Interest rate contracts	(685,302)	—	(209,656)	(322,371)	790,766	(426,563)
Total	$(808,562)	$(2,070,850)	$1,289,627	$(385,276)	$852,591	$(1,122,470)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(63,416)	$—	$(63,416)
Equity contracts	—	—	321,354	—	—	321,354
Foreign exchange contracts	13,078	478,936	—	—	—	492,014
Interest rate contracts	123,558	—	(185,109)	73,591	(3,447)	8,593
Total	$136,636	$478,936	$136,245	$10,175	$(3,447)	$758,545

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$18,511	$64,657	$161,866	$82,579	$200	$314,058	$157,313	$799,184
Total Assets	$18,511	$64,657	$161,866	$82,579	$200	$314,058	$157,313	$799,184
Liabilities:
Forward foreign currency contracts	$111,487	$53,016	$101,618	$545	$—	$201,832	$325,583	$794,081
Total Liabilities	$111,487	$53,016	$101,618	$545	$—	$201,832	$325,583	$794,081
Net OTC derivative instruments by counterparty, at fair value	$(92,976)	$11,641	$60,248	$82,034	$200	$112,226	$(168,270)	$5,103
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$(92,976)	$11,641	$60,248	$82,034	$200	$112,226	$(168,270)	$5,103

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2015, Morgan Stanley had pledged $300,000 in cash collateral. Any over-collateralization of OTC derivative instruments is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 13.0%
19,062	@	Amazon.com, Inc.	$12,883,815	1.6
112,557		Home Depot, Inc.	14,885,663	1.9
114,654		McDonald’s Corp.	13,545,224	1.7
157,690		Nike, Inc.	9,855,625	1.2
80,340		Renault S.A.	8,041,715	1.0
190,500		Toyota Motor Corp.	11,730,804	1.5
1,148,227		Other Securities	33,040,255	4.1
			103,983,101	13.0
		Consumer Staples: 10.7%
381,881		Diageo PLC	10,428,376	1.3
113,709		Kimberly-Clark Corp.	14,475,156	1.8
149,719		Kraft Heinz Co.	10,893,555	1.4
155,373		Nestle S.A.	11,534,154	1.4
129,357		PepsiCo, Inc.	12,925,351	1.6
141,332		Philip Morris International, Inc.	12,424,496	1.5
147,804		Other Securities	13,466,690	1.7
			86,147,778	10.7
		Energy: 6.4%
158,501		Occidental Petroleum Corp.	10,716,253	1.3
206,541		Royal Dutch Shell PLC - Class A ADR	9,457,512	1.2
257,786		Total S.A.	11,556,967	1.4
528,928		Other Securities	19,886,508	2.5
			51,617,240	6.4
		Financials: 20.6%
391,811		Admiral Group PLC	9,574,202	1.2
173,967	#,@	Amundi SA	8,163,595	1.0
212,212		BB&T Corp.	8,023,736	1.0
1,373,416		Challenger Ltd.	8,655,773	1.1
2,475,364		Intesa Sanpaolo SpA - ISP	8,220,728	1.0
268,537		JPMorgan Chase & Co.	17,731,498	2.2
282,800		NKSJ Holdings, Inc.	9,285,652	1.2
45,402		Simon Property Group, Inc.	8,827,965	1.1
2,569,000		Sumitomo Mitsui Trust Holdings, Inc.	9,729,655	1.2
336,144		Wells Fargo & Co.	18,272,788	2.3
39,227		Zurich Insurance Group AG	10,077,417	1.2
3,582,306		Other Securities	48,929,568	6.1
			165,492,577	20.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 13.1%
170,183	AstraZeneca PLC	$11,495,479	1.4
200,485	Bristol-Myers Squibb Co.	13,791,363	1.7
122,352	Gilead Sciences, Inc.	12,380,799	1.6
168,599	Medtronic PLC	12,968,635	1.6
152,999	Novartis AG	13,160,863	1.7
388,317	Pfizer, Inc.	12,534,873	1.6
58,921	Roche Holding AG	16,327,505	2.0
102,878	UnitedHealth Group, Inc.	12,102,568	1.5
		104,762,085	13.1
	Industrials: 9.5%
91,494	Boeing Co.	13,229,118	1.6
426,021	General Electric Co.	13,270,554	1.6
499,300	LIXIL Group Corp.	11,089,306	1.4
352,347	Koninklijke Philips NV	8,993,448	1.1
469,600	Mitsubishi Corp.	7,810,914	1.0
104,799	Siemens AG	10,138,925	1.3
4,972,865	Other Securities	11,890,148	1.5
		76,422,413	9.5
	Information Technology: 12.4%
234,731	Apple, Inc.	24,707,785	3.1
556,171	Cisco Systems, Inc.	15,102,824	1.9
428,121	Intel Corp.	14,748,768	1.8
216,098	Microchip Technology, Inc.	10,057,201	1.2
386,400	Microsoft Corp.	21,437,472	2.7
407,116	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	9,261,889	1.2
571,000	Other Securities	4,318,758	0.5
		99,634,697	12.4
	Materials: 4.5%
111,989	BASF SE	8,531,151	1.1
699,046	BHP Billiton Ltd.	8,996,396	1.1
255,652	International Paper Co.	9,638,080	1.2
168,408	Koninklijke DSM NV	8,444,939	1.1
		35,610,566	4.5
	Telecommunication Services: 3.9%
273,244	AT&T, Inc.	9,402,326	1.2
719,500	China Mobile Ltd.	8,098,768	1.0
3,303,123	Other Securities	13,794,520	1.7
		31,295,614	3.9

See Accompanying Notes to Financial Statements

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: 3.3%
425,419	L	Gas Natural SDG S.A.	$8,675,296	1.1
225,275		PG&E Corp.	11,982,377	1.5
75,820		Other Securities	6,080,006	0.7
			26,737,679	3.3
		Total Common Stock (Cost $822,503,915)	781,703,750	97.4
PREFERRED STOCK: 0.6%
		Financials: 0.6%
646,226		Other Securities	4,300,823	0.6
		Total Preferred Stock (Cost $6,523,651)	4,300,823	0.6
		Total Long-Term Investments (Cost $829,027,566)	786,004,573	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc: 0.1%
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-10/20/65)	1,000,000	0.1
10,936	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $10,936, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $11,155, due 07/31/16-11/15/23)	10,936	0.0
		1,010,936	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.4%
11,154,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $11,154,000)	$11,154,000	1.4
	Total Short-Term Investments (Cost $12,164,936)	12,164,936	1.5
	Total Investments in Securities (Cost $841,192,502)	$798,169,509	99.5
	Assets in Excess of Other Liabilities	4,263,168	0.5
	Net Assets	$802,432,677	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $843,179,699.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$25,577,252
Gross Unrealized Depreciation	(70,587,442)
Net Unrealized Depreciation	$(45,010,190)

See Accompanying Notes to Financial Statements

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$64,157,821	$39,825,280	$—	$103,983,101
Consumer Staples	57,858,051	28,289,727	—	86,147,778
Energy	36,073,021	15,544,219	—	51,617,240
Financials	83,867,969	81,624,608	—	165,492,577
Health Care	63,778,238	40,983,847	—	104,762,085
Industrials	26,499,672	49,922,741	—	76,422,413
Information Technology	95,315,939	4,318,758	—	99,634,697
Materials	9,638,080	25,972,486	—	35,610,566
Telecommunication Services	9,402,326	21,893,288	—	31,295,614
Utilities	18,062,383	8,675,296	—	26,737,679
Total Common Stock	464,653,500	317,050,250	—	781,703,750
Preferred Stock	4,300,823	—	—	4,300,823
Short-Term Investments	11,154,000	1,010,936	—	12,164,936
Total Investments, at fair value	$480,108,323	$318,061,186	$—	$798,169,509
Other Financial Instruments+
Futures	33,472	—	—	33,472
Total Assets	$480,141,795	$318,061,186	$—	$798,202,981

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Global Value Advantage Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	99	03/18/16	$3,898,125	$33,472
			$3,898,125	$33,472

See Accompanying Notes to Financial Statements

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$33,472
Total Asset Derivatives		$33,472

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,055,216)
Total	$(1,055,216)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$33,472
Total	$33,472

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 14.2%
115,046		Amazon.com, Inc.	$77,758,441	2.1
1,174,173		Coach, Inc.	38,430,682	1.0
1,017,875		Comcast Corp. - Class A	57,438,686	1.6
615,786		Delphi Automotive PLC	52,791,334	1.4
659,328		Dish Network Corp. - Class A	37,700,375	1.0
545,719		Hasbro, Inc.	36,759,632	1.0
537,563		Home Depot, Inc.	71,092,707	1.9
598,239		McDonald’s Corp.	70,675,955	1.9
796,482		Nike, Inc.	49,780,125	1.4
1,454,337		Other Securities	31,122,812	0.9
			523,550,749	14.2
		Consumer Staples: 10.2%
726,076		CVS Health Corp.	70,988,451	1.9
551,445		Dr Pepper Snapple Group, Inc.	51,394,674	1.4
577,137		Kimberly-Clark Corp.	73,469,540	2.0
715,521		Kraft Heinz Co.	52,061,308	1.4
748,194		PepsiCo, Inc.	74,759,544	2.0
607,622		Philip Morris International, Inc.	53,416,050	1.5
			376,089,567	10.2
		Energy: 6.6%
567,371		EOG Resources, Inc.	40,164,193	1.1
769,626		Occidental Petroleum Corp.	52,034,414	1.4
685,065		Valero Energy Corp.	48,440,946	1.3
2,404,737		Other Securities	103,145,243	2.8
			243,784,796	6.6
		Financials: 16.0%
748,142		Allstate Corp.	46,452,137	1.3
1,209,376		BB&T Corp.	45,726,506	1.2
1,102,470		Citigroup, Inc.	57,052,822	1.5
873,316	@	Discover Financial Services	46,827,204	1.3
1,074,120		JPMorgan Chase & Co.	70,924,144	1.9
454,062		Prudential Financial, Inc.	36,965,187	1.0
217,779		Simon Property Group, Inc.	42,344,949	1.2
1,352,740		Unum Group	45,032,715	1.2
1,614,376		Wells Fargo & Co.	87,757,479	2.4
3,466,570		Other Securities	110,888,500	3.0
			589,971,643	16.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 15.1%
441,030		Amgen, Inc.	$71,592,400	1.9
1,116,418		Bristol-Myers Squibb Co.	76,798,394	2.1
752,622		Gilead Sciences, Inc.	76,157,820	2.1
921,675	@	Medtronic PLC	70,895,241	1.9
1,755,629		Merck & Co., Inc.	92,732,324	2.5
2,950,092		Pfizer, Inc.	95,228,970	2.6
615,593		UnitedHealth Group, Inc.	72,418,360	2.0
			555,823,509	15.1
		Industrials: 7.9%
459,880		Boeing Co.	66,494,049	1.8
524,190		Deere & Co.	39,979,971	1.1
375,504		General Dynamics Corp.	51,579,230	1.4
2,940,785		General Electric Co.	91,605,453	2.5
173,805	@	TransDigm Group, Inc.	39,705,752	1.1
			289,364,455	7.9
		Information Technology: 19.5%
1,225,859		Activision Blizzard, Inc.	47,453,002	1.3
1,572,591		Apple, Inc.	165,530,929	4.5
660,273		Automatic Data Processing, Inc.	55,938,329	1.5
3,200,763		Cisco Systems, Inc.	86,916,719	2.4
795,733		Fidelity National Information Services, Inc.	48,221,420	1.3
2,271,171		Intel Corp.	78,241,841	2.1
822,262		Microchip Technology, Inc.	38,268,073	1.1
2,641,609		Microsoft Corp.	146,556,467	4.0
759,485		TE Connectivity Ltd.	49,070,326	1.3
			716,197,106	19.5
		Materials: 2.8%
1,044,088		Dow Chemical Co.	53,749,650	1.4
1,335,065		International Paper Co.	50,331,951	1.4
			104,081,601	2.8
		Telecommunication Services: 2.3%
2,448,221		AT&T, Inc.	84,243,285	2.3
		Utilities: 3.2%
521,978		DTE Energy Co.	41,857,416	1.1
876,112		PG&E Corp.	46,600,397	1.3
512,007		Other Securities	29,834,648	0.8
			118,292,461	3.2
		Total Common Stock (Cost $2,997,187,105)	3,601,399,172	97.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: –%
30,000,000	Other Securities	$—	—
	Total Corporate Bonds/Notes (Cost $–)	—	—
	Total Long-Term Investments (Cost $2,997,187,105)	3,601,399,172	97.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
42,867,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $42,867,000)	42,867,000	1.2
	Total Short-Term Investments (Cost $42,867,000)	42,867,000	1.2
	Total Investments in Securities (Cost $3,040,054,105)	$3,644,266,172	99.0
	Assets in Excess of Other Liabilities	35,911,245	1.0
	Net Assets	$3,680,177,417	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $3,058,170,755.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$731,734,231
Gross Unrealized Depreciation	(145,638,814)
Net Unrealized Appreciation	$586,095,417

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$3,601,399,172	$—	$—	$3,601,399,172
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	42,867,000	—	—	42,867,000
Total Investments, at fair value	$3,644,266,172	$—	$—	$3,644,266,172

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$639,644
Total	$639,644

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(726,481)
Total	$(726,481)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 0.7%
2,587,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,264,536	0.0
2,440,000	#	BHP Billiton Finance USA Ltd., 6.750%, 10/19/75	2,360,700	0.0
4,500,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	4,479,691	0.1
2,737,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	2,711,883	0.1
6,047,000	#,L	Glencore Funding LLC, 2.875%, 04/16/20	4,721,195	0.1
21,252,000		Other Securities(a)	19,541,052	0.4
			36,079,057	0.7
		Communications: 3.0%
4,297,000	#	CCO Safari II LLC, 4.464%, 07/23/22	4,286,863	0.1
3,235,000	#	CCO Safari II LLC, 4.908%, 07/23/25	3,236,705	0.1
2,793,000	#	Cox Communications, Inc., 3.850%, 02/01/25	2,565,655	0.0
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,473,375	0.0
2,500,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,625,000	0.1
14,887,000		Time Warner Cable, Inc., 4.050%-5.875%, 12/15/23-12/15/43	14,840,584	0.3
3,980,000		Time Warner, Inc., 4.850%-6.500%, 11/15/36-07/15/45	3,966,736	0.1
11,888,000		Verizon Communications, Inc., 5.150%, 09/15/23	13,091,101	0.3
23,348,000		Verizon Communications, Inc., 3.000%-6.550%, 11/01/21-08/21/54	23,252,148	0.5
74,673,000		Other Securities	73,188,963	1.5
			143,527,130	3.0
		Consumer, Cyclical: 1.6%
2,105,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	2,162,887	0.0
17,522,000	L	McDonald’s Corp., 3.375%-4.875%, 05/26/25-12/09/45	17,444,654	0.4
59,227,659		Other Securities	57,899,040	1.2
			77,506,581	1.6
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 6.5%
14,450,000		AstraZeneca PLC, 1.750%-2.375%, 11/16/18-11/16/20	$14,397,574	0.3
4,120,000	#	BAT International Finance PLC, 3.500%, 06/15/22	4,231,977	0.1
8,810,000		Coca-Cola Co/The, 0.875%, 10/27/17	8,779,975	0.2
11,030,000		Coca-Cola Co/The, 1.875%, 10/27/20	10,929,517	0.2
10,950,000		Gilead Sciences, Inc., 3.650%, 03/01/26	11,061,011	0.2
8,329,000		Gilead Sciences, Inc., 2.550%-3.500%, 09/01/20-02/01/25	8,387,514	0.2
5,880,000	#	HJ Heinz Co., 2.800%, 07/02/20	5,872,368	0.1
5,019,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	5,077,376	0.1
3,770,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	3,782,573	0.1
4,260,000	#	Imperial Tobacco Finance PLC, 3.750%, 07/21/22	4,283,558	0.1
19,211,000		Laboratory Corp. of America Holdings, 2.200%-3.200%, 08/23/17-02/01/22	19,038,533	0.4
18,810,000		Medtronic, Inc., 3.150%-4.375%, 03/15/22-03/15/35	19,044,841	0.4
11,072,000		Merck & Co., Inc., 2.350%, 02/10/22	10,880,731	0.2
4,980,000		Merck & Co., Inc., 2.750%, 02/10/25	4,854,335	0.1
2,830,000	#	Mylan NV, 3.750%, 12/15/20	2,836,234	0.1
6,887,000	#	Roche Holdings, Inc., 3.000%, 11/10/25	6,816,753	0.1
5,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	4,625,000	0.1
3,222,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	3,232,987	0.1
160,226,000		Other Securities	160,101,964	3.4
			308,234,821	6.5
		Diversified: 0.1%
200,000	#	Nemak SA de CV, 5.500%, 02/28/23	201,500	0.0
6,320,000		Other Securities	6,222,685	0.1
			6,424,185	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: 2.7%
2,522,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	$2,290,160	0.0
13,360,000		Shell International Finance BV, 2.250%-4.375%, 11/10/20-05/11/45	13,048,197	0.3
131,376,000		Other Securities(a)	113,002,911	2.4
			128,341,268	2.7
		Financial: 12.6%
5,820,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	5,779,516	0.1
2,546,000	#	ABN AMRO Bank NV, 4.750%, 07/28/25	2,542,563	0.1
9,320,000	#	Athene Global Funding, 2.875%, 10/23/18	9,173,406	0.2
27,180,000		Bank of America Corp., 2.625%-4.750%, 10/19/20-04/21/45	27,417,707	0.6
3,983,000	#	Banque Federative du Credit Mutuel SA, 2.750%, 10/15/20	4,003,720	0.1
6,475,000	#	Barclays Bank PLC, 6.050%, 12/04/17	6,913,552	0.1
3,247,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,186,609	0.1
3,335,000	#	BPCE SA, 5.150%, 07/21/24	3,369,177	0.1
27,924,000		Citigroup, Inc., 1.800%-6.675%, 02/05/18-09/13/43	28,705,376	0.6
13,870,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	13,662,435	0.3
1,370,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,696,402	0.0
5,034,000	#	Credit Agricole SA, 4.375%, 03/17/25	4,884,324	0.1
12,611,000	#	Credit Suisse AG, 6.500%, 08/08/23	13,617,358	0.3
1,961,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	1,898,164	0.1
5,703,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	5,709,170	0.1
6,922,000		Credit Suisse/New York NY, 1.750%, 01/29/18	6,904,467	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
13,673,000		Deutsche Bank AG/London, 1.875%, 02/13/18	$13,563,329	0.3
13,071,000		Goldman Sachs Group, Inc./The, 2.750%-4.250%, 09/15/20-10/21/25	13,038,843	0.3
25,099,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 07/19/18-05/22/45	26,208,052	0.5
5,994,000	#	HBOS PLC, 6.750%, 05/21/18	6,553,042	0.1
3,400,000	#	ING Bank NV, 2.000%, 11/26/18	3,388,831	0.1
3,000,000	#	International Lease Finance Corp., 6.750%, 09/01/16	3,086,250	0.0
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,776,404	0.1
35,437,000		JPMorgan Chase & Co., 2.550%-6.125%, 10/29/20-12/29/49	35,634,484	0.7
5,649,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	5,649,248	0.1
2,908,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	2,899,169	0.0
3,974,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	3,894,019	0.1
26,033,000		Morgan Stanley, 2.800%-4.000%, 06/16/20-04/23/27	26,362,130	0.5
5,950,000	#	New York Life Global Funding, 1.550%, 11/02/18	5,904,726	0.1
2,661,000	#	Nordea Bank AB, 6.125%, 12/29/49	2,608,312	0.1
5,330,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	5,321,696	0.1
2,757,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,770,782	0.1
600,000	#	Royal Bank of Scotland Group PLC, 6.990%, 10/29/49	697,500	0.0
9,026,000		Santander Bank NA, 2.000%, 01/12/18	8,964,849	0.2
3,598,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	3,567,917	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
4,940,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	$4,646,090	0.1
4,782,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	4,649,696	0.1
4,365,000	#	Skandinaviska Enskilda Banken AB, 2.625%, 11/17/20	4,354,485	0.1
3,049,000	#,L	Societe Generale SA, 4.250%, 04/14/25	2,884,409	0.1
5,698,000	#	Societe Generale SA, 4.750%, 11/24/25	5,525,584	0.1
6,475,000		UBS AG/Stamford CT, 7.625%, 08/17/22	7,391,245	0.1
3,101,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,105,881	0.1
14,864,000		Visa, Inc., 2.800%, 12/14/22	14,904,415	0.3
12,060,000		Visa, Inc., 3.150%-4.150%, 12/14/25-12/14/35	12,152,042	0.3
4,725,000	#	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	4,691,396	0.1
3,328,000	#	WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	3,315,799	0.1
25,023,000		Wells Fargo & Co., 3.900%-5.900%, 06/03/26-12/29/49	24,866,678	0.5
197,026,400		Other Securities	196,454,625	4.1
			602,295,874	12.6
		Industrial: 1.7%
4,853,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	4,808,624	0.1
1,310,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	1,342,750	0.0
308,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	264,110	0.0
15,607,000		Lockheed Martin Corp., 2.500%-3.800%, 11/23/20-03/01/45	15,060,241	0.3
2,180,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	2,216,788	0.1
4,925,000	#	Rolls-Royce PLC, 2.375%, 10/14/20	4,818,778	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
4,450,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	$4,456,110	0.1
45,801,260		Other Securities	46,175,148	1.0
			79,142,549	1.7
		Technology: 2.9%
13,940,000		Apple, Inc., 1.550%, 02/07/20	13,721,101	0.3
9,185,000		Apple, Inc., 2.150%-4.450%, 02/09/22-05/06/44	8,914,337	0.2
5,155,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	5,153,072	0.1
3,867,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	3,868,129	0.1
2,020,000	#	HP Enterprise Co., 3.600%, 10/15/20	2,027,020	0.0
2,470,000	#	HP Enterprise Co., 4.400%, 10/15/22	2,464,393	0.1
770,000	#	HP Enterprise Co., 4.900%, 10/15/25	757,653	0.0
13,820,000		International Business Machines Corp., 1.125%-2.875%, 02/06/18-11/09/22	13,734,181	0.3
13,880,000		Microsoft Corp., 2.000%, 11/03/20	13,894,824	0.3
15,420,000		Microsoft Corp., 1.300%-4.200%, 11/03/18-11/03/35	15,168,054	0.3
15,797,000		Oracle Corp., 2.950%-4.125%, 07/15/23-05/15/45	15,539,727	0.3
4,170,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	3,208,348	0.1
38,490,000		Other Securities	37,986,894	0.8
			136,437,733	2.9
		Utilities: 1.6%
4,390,000	#	Calpine Corp., 6.000%, 01/15/22	4,553,264	0.1
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	2,484,897	0.0
9,063,000	#	Electricite de France SA, 2.350%, 10/13/20	8,933,717	0.2
1,725,000	#	Electricite de France SA, 3.625%, 10/13/25	1,690,638	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
1,725,000	#	Electricite de France SA, 4.950%, 10/13/45	$1,681,309	0.0
4,622,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,662,738	0.1
50,633,000		Other Securities	51,230,855	1.1
			75,237,418	1.6
		Total Corporate Bonds/Notes (Cost $1,620,546,151)	1,593,226,616	33.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.1%
10,052,161		Alternative Loan Trust 2005-10CB 1A1, 0.922%, 05/25/35	8,224,539	0.2
8,159,842		Alternative Loan Trust 2005-51 3A2A, 1.547%, 11/20/35	6,947,886	0.1
4,471,223		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	4,172,319	0.1
2,388,315		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	2,042,260	0.0
3,056,333		Alternative Loan Trust 2006-18CB A11, 0.922%, 07/25/36	1,964,974	0.0
3,833,075		Alternative Loan Trust 2007-21CB, 0.822%, 09/25/37	2,439,850	0.1
3,851,592		Alternative Loan Trust 2007-23CB, 0.922%, 09/25/37	2,454,173	0.1
2,500,000	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	2,501,856	0.0
2,690,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF, 2.331%, 01/15/28	2,658,900	0.1
5,390,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 1.890%, 09/27/44	4,981,823	0.1
3,299,394	#	Banc of America Re-REMIC Trust 2010-UBER5, 5.651%, 02/17/51	3,338,473	0.1
3,240,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.558%, 06/10/49	3,287,360	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,860,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.558%, 06/10/49	$4,808,373	0.1
5,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	5,086,890	0.1
2,190,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.809%, 02/10/51	2,195,560	0.0
5,040,243	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.402%, 07/10/42	5,046,222	0.1
2,270,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 F, 5.424%, 09/10/47	2,263,213	0.0
2,295,251		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.424%, 09/10/47	2,294,181	0.1
2,246,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.762%, 03/11/41	2,425,438	0.1
39,850	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.762%, 03/11/41	39,817	0.0
1,115,540		Banc of America Mortgage 2005-J Trust 2A4, 2.947%, 11/25/35	1,038,180	0.0
227,210		Banc of America Mortgage Securities, Inc., 2.748%, 07/25/33	227,910	0.0
1,433,421		Banc of America Funding Corp., 2.754%-6.000%, 05/25/35-08/25/37	1,391,279	0.0
20,280,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	1,023,290	0.0
144,859	#	BCAP, LLC Trust, 5.283%, 03/26/37	140,769	0.0
5,426,665		Bear Stearns ALT-A Trust 2005-10 22A1, 2.608%, 01/25/36	4,702,079	0.1
5,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.911%, 06/11/41	5,261,604	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	$1,389,222	0.0
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	1,375,724	0.0
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	1,338,690	0.0
3,950,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.177%, 10/12/42	3,945,608	0.1
3,860,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.882%, 06/11/50	3,831,519	0.1
7,099,576		Bear Stearns Adjustable Rate Mortgage Trust, 2.660%-3.556%, 01/25/34-07/25/36	6,662,479	0.2
6,769,693		Bear Stearns Alternative-A Trust, 2.601%-2.760%, 05/25/35-11/25/36	5,420,286	0.1
547,688		Bear Stearns Structured Products, Inc., 2.566%-2.693%, 01/26/36-12/26/46	436,454	0.0
1,060,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8, 4.997%, 06/11/41	1,045,147	0.0
4,162,789	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	4,393,408	0.1
2,730,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.722%, 07/25/25	2,730,000	0.1
8,355,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	8,034,854	0.2
1,029,535		Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 2.783%, 08/25/35	1,019,098	0.0
657,624		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37	585,080	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,805,126		Citicorp Mortgage Securities, Inc., 5.500%-6.000%, 08/25/36-01/25/37	$2,878,615	0.1
16,095,372		Citigroup Mortgage Loan Trust, Inc., 2.570%-5.500%, 08/25/35-09/25/37	15,624,835	0.3
47,914,891	^	COMM 2012-CCRE5 XA Mortgage Trust, 1.837%, 12/10/45	3,734,606	0.1
55,761,035	^	Commercial Mortgage Pass Through Certificates, 1.413%, 03/10/47	4,209,211	0.1
6,884,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.049%, 12/10/49	6,991,818	0.1
83,372,254	^	Commercial Mortgage Trust, 1.402%, 08/10/46	5,010,306	0.1
65,166,000	#,^	Commercial Mortgage Trust, 0.595%, 10/15/45	2,450,079	0.1
1,826,367		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.922%, 11/25/35	1,160,876	0.0
1,368,338	^	Countrywide Alternative Loan Trust, 4.578%, 05/25/35	154,111	0.0
2,466,251	#	Countrywide Commercial Mortgage Trust 2007-MF1 A, 6.072%, 11/12/43	2,527,907	0.1
314,428	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.762%, 06/25/35	275,849	0.0
10,907,197		Countrywide Alternative Loan Trust, 0.542%-5.500%, 12/25/35-06/25/36	9,779,767	0.2
11,848,111		Countrywide Home Loan Mortgage Pass-through Trust, 0.622%-2.671%, 11/25/34-04/25/46	10,953,092	0.2
3,082,975		Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.460%, 09/15/39	3,141,913	0.1
950,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	949,335	0.0
3,270,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 5.949%, 09/15/39	3,303,710	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
162,772	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	$162,564	0.0
1,760,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	1,755,948	0.0
450,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.453%, 07/10/44	470,730	0.0
1,343,000	#	DBUBS 2011-LC3 Mortgage Trust, 5.465%, 08/10/44	1,400,889	0.0
3,865,552	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.240%, 06/27/37	3,870,162	0.1
3,810,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.322%, 07/25/24	3,480,805	0.1
7,150,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.322%, 11/25/24	7,293,073	0.2
4,810,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.422%, 05/25/25	4,576,107	0.1
4,758,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.722%, 02/25/25	4,617,373	0.1
590,000		Fannie Mae Connecticut Avenue Securities, 5.422%, 11/25/24	592,021	0.0
119,094,480	^	Fannie Mae Series 2011-M3 X, 0.002%, 07/25/21	1,410,650	0.0
22,303,564	^	First Horizon Alternative Mortgage Securities, 4.278%, 01/25/36	2,757,604	0.1
3,192,211	^	First Horizon Alternative Mortgage Securities, 6.278%, 12/25/36	857,063	0.0
17,841,405	^	Freddie Mac Series K015 X3, 2.801%, 08/25/39	2,361,397	0.0
3,760,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.172%, 10/25/24	3,778,979	0.1
6,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.572%, 01/25/25	5,922,479	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,180,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.222%, 03/25/25	$4,035,618	0.1
13,770,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.222%, 05/25/28	13,688,383	0.3
650,657,404	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	3,083,466	0.1
98,515,523	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.329%, 11/10/45	9,552,873	0.2
16,001,770	^	GS Mortgage Securities Corp. II, 1.519%, 11/10/46	1,036,116	0.0
21,353,512	^	GS Mortgage Securities Corp. II, 2.519%, 05/10/45	1,922,683	0.1
4,920,000		GS Mortgage Securities Trust 2006-GG6 D, 5.666%, 04/10/38	4,915,552	0.1
2,290,000		GS Mortgage Securities Trust 2006-GG6, 5.666%, 04/10/38	2,288,192	0.1
4,400,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	3,990,869	0.1
7,600,000	#	GS Mortgage Securities Trust 2010-C2, 5.188%, 12/10/43	7,731,874	0.1
4,115,009		HomeBanc Mortgage Trust 2005-3 A2, 0.732%, 07/25/35	3,869,164	0.1
3,858,252		HomeBanc Mortgage Trust 2006-2 A1, 0.602%, 12/25/36	3,428,735	0.1
3,628,524		HomeBanc Mortgage Trust 2006-2 A2, 0.642%, 12/25/36	3,233,675	0.0
11,207,588		Homebanc Mortgage Trust, 0.662%, 07/25/35	10,489,722	0.2
716,762		Homebanc Mortgage Trust, 1.282%, 08/25/29	675,971	0.0
23,450,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	498,141	0.0
1,290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.587%, 05/15/41	1,326,441	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
90,536,984	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.600%, 01/15/46	$1,548,762	0.0
4,240,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	4,189,909	0.1
2,165,350	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.482%, 10/15/37	2,163,429	0.1
3,829,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.366%, 06/12/41	3,723,838	0.1
1,000,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1 G, 5.763%, 03/15/46	992,130	0.0
1,250,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	1,250,039	0.0
41,336,764	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.746%, 06/15/45	2,602,133	0.1
5,468,365		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	4,683,015	0.1
55,082		JP Morgan Mortgage Trust, 5.750%, 01/25/36	48,450	0.0
2,770,274	^	JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.205%, 10/15/48	191,756	0.0
5,805,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%-5.097%, 01/12/37	5,773,806	0.1
390,874		JPMorgan Mortgage Trust, 2.710%-2.726%, 02/25/ 35-07/25/35	397,843	0.0
38,805,818	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	286,461	0.0
1,310,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.284%, 02/15/40	1,301,754	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,290,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	$4,568,431	0.1
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	962,564	0.0
2,600,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	2,597,099	0.1
2,460,000		LB-UBS Commercial Mortgage Trust 2006-C4 AJ, 5.840%, 06/15/38	2,500,970	0.1
2,100,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.840%, 06/15/38	2,123,780	0.0
5,977,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.840%, 06/15/38	5,954,498	0.1
525,913		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	553,994	0.0
29,357,865	#,^	LB-UBS Commercial Mortgage Trust, 0.652%, 11/15/38	144,737	0.0
153,382,200	#,^	LB-UBS Commercial Mortgage Trust, 0.652%, 11/15/38	717,430	0.0
1,500,000	#	LB-UBS Commercial Mortgage Trust, 4.913%, 10/15/36	1,528,415	0.0
3,390,000	#	LB-UBS Commercial Mortgage Trust, 5.066%, 10/15/36	3,504,566	0.1
4,830,000	#	LB-UBS Commercial Mortgage Trust, 5.990%, 09/15/39	4,914,694	0.1
4,730,000	#	LB-UBS Commercial Mortgage Trust, 5.990%, 09/15/39	4,815,448	0.1
2,802,360	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	2,786,058	0.1
3,930,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.688%, 08/15/45	3,802,072	0.1
2,900,000		Morgan Stanley Capital I Trust 2007-HQ12 C, 5.723%, 04/12/49	2,893,415	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,220,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.268%, 01/11/43	$1,249,250	0.0
3,505,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.438%, 09/15/47	3,700,082	0.1
3,325,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.438%, 09/15/47	3,429,627	0.1
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	723,005	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.491%, 07/15/33	1,278,245	0.0
2,200,711		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.862%, 03/25/36	1,796,714	0.0
4,740,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	4,305,342	0.1
1,000,000	#	Morgan Stanley Capital I Trust 2005-TOP19, 5.772%, 06/12/47	1,005,102	0.0
35,586	#	Nomura Asset Acceptance Corp., 7.000%, 02/19/30	35,123	0.0
1,574,735	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.272%, 08/25/29	1,574,262	0.0
2,539,379	#	RBSSP Resecuritization Trust, 0.471%, 02/26/37	2,401,707	0.0
33,315,267	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.089%, 08/10/49	3,080,150	0.1
5,390,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C22, 5.565%, 12/15/44	5,375,119	0.1
2,640,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.625%, 01/15/45	2,633,969	0.1
5,102,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.767%, 05/15/43	5,100,975	0.1
12,452,000		Wachovia Bank Commercial Mortgage Trust Series, 5.767%, 05/15/43	12,510,793	0.3
8,540,000		Wachovia Bank Commercial Mortgage Trust Series, 5.952%, 02/15/51	8,551,585	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,250,000	Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	$2,256,292	0.0
562,502	WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	528,283	0.0
1,614,987	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.431%, 10/25/36	1,455,656	0.0
2,803,264	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.258%, 12/25/36	2,421,711	0.1
6,106,281	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.397%, 08/25/46	5,272,121	0.1
6,860,466	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 1.972%, 04/25/37	5,852,058	0.1
4,185,479	WaMu Mortgage Pass-Through Certificates, 2.224%, 07/25/37	3,589,282	0.1
5,347,427	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	4,791,376	0.1
5,070,089	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.522%, 12/25/36	3,381,049	0.1
6,516,162	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.217%, 08/25/46	4,427,273	0.1
1,835,981	WaMu Mortgage Pass Through Certificates, 1.657%-1.867%, 10/25/36-06/25/42	1,555,052	0.0
2,436,775	Washington Mutual Mortgage Pass-through Certificates, 1.062%-4.294%, 02/27/34-08/25/46	2,235,811	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,569,592		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.852%, 06/25/37	$3,329,216	0.1
2,428,584		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust 1A6, 2.736%, 09/25/35	2,320,965	0.1
1,090,496		Wells Fargo Mortgage Backed Securities 2006-AR10 Trust, 2.710%, 07/25/36	1,066,897	0.0
2,254,426		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.801%, 03/25/36	2,198,053	0.0
2,630,888		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.792%, 07/25/37	2,254,907	0.1
2,757,798	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.524%, 06/15/45	199,040	0.0
5,674,772		Wells Fargo Mortgage Backed Securities Trust, 2.741%-5.788%, 05/25/ 35-04/25/36	5,499,960	0.1
523,616		Wells Fargo Mortgage-Backed Securities Trust, 2.736%-2.823%, 10/25/33-01/25/35	532,511	0.0
84,449,034		Other Securities	69,923,261	1.5
		Total Collateralized Mortgage Obligations (Cost $571,523,768)	576,751,456	12.1
MUNICIPAL BONDS: 0.1%
		California: 0.1%
2,800,000		Other Securities	3,629,086	0.1
		Total Municipal Bonds (Cost $2,810,473)	3,629,086	0.1
FOREIGN GOVERNMENT BONDS: 0.2%
300,000	#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	297,750	0.0
7,526,000		Other Securities	7,549,208	0.2
		Total Foreign Government Bonds (Cost $7,854,687)	7,846,958	0.2

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 6.4%
		U.S. Treasury Bonds: 4.1%
47,661,000		2.250%, due 11/15/25	$47,559,005	1.0
152,582,000		2.875%, due 08/15/45	147,938,930	3.1
231,000		Other Securities	206,899	0.0
			195,704,834	4.1
		U.S. Treasury Notes: 2.3%
31,050,100	L	0.875%, due 11/30/17	30,965,675	0.6
25,564,000		1.250%, due 12/15/18	25,515,019	0.5
21,981,000		1.750%, due 12/31/20	21,967,614	0.5
33,757,000		2.000%, due 11/30/22	33,576,738	0.7
			112,025,046	2.3
		Total U.S. Treasury Obligations (Cost $307,785,583)	307,729,880	6.4
U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.6%
		Federal Home Loan Mortgage Corporation: 13.2%##
16,303,000	W	0.010%, due 12/15/42	16,277,344	0.3
41,700,000	W	2.500%, due 02/01/31	41,991,845	0.9
52,900,744		3.000%, due 09/01/45	52,873,039	1.1
129,247,000	W	3.500%, due 07/15/41	133,054,982	2.8
28,038,008		3.500%, due 01/01/45	28,894,252	0.6
5,000,000	^	4.000%, due 11/15/38	1,134,826	0.0
1,769,118	^	4.000%, due 04/15/43	319,212	0.0
25,578,137		4.000%, due 09/01/45	27,053,869	0.6
12,580,661		4.000%, due 09/01/45	13,316,218	0.3
23,592,266		4.000%, due 10/01/45	24,953,442	0.5
5,821,311	^	4.500%, due 12/15/40	920,164	0.0
22,615,886		4.500%, due 04/15/41	25,849,573	0.6
6,402,224	^	4.500%, due 08/15/42	1,045,587	0.0
2,913,457	^	5.000%, due 02/15/40	557,000	0.0
3,788,434	^	5.000%, due 12/15/43	717,776	0.0
741,977	^	5.142%, due 03/15/33	813,301	0.0
2,708,170	^	5.500%, due 12/15/18	116,804	0.0
19,858,413	^	5.620%, due 08/15/43	4,348,029	0.1
3,535,921	^	5.670%, due 05/15/36	314,988	0.0
5,126,356	^	5.720%, due 07/15/40	734,137	0.0
25,385,491	^	5.720%, due 01/15/41	3,895,873	0.1
11,924,043	^	5.770%, due 09/15/44	2,318,535	0.1
36,075,201	^	5.820%, due 03/15/44	5,620,592	0.1
23,649,447	^	5.820%, due 03/15/44	3,730,875	0.1
15,028,646	^	5.870%, due 07/15/39	2,159,666	0.1
15,799,311	^	5.870%, due 10/15/39	2,515,854	0.1
872,560	^	6.000%, due 04/15/33	226,071	0.0
3,207,710	^	6.155%, due 06/15/36	498,113	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
11,749,258	^	6.220%, due 05/15/41	$2,404,320	0.1
27,634,617	^	6.220%, due 11/15/41	6,203,156	0.1
3,918,704	^	6.270%, due 09/15/33	704,567	0.0
9,104,244	^	6.270%, due 03/15/35	1,188,868	0.0
5,651,805	^	6.270%, due 12/15/39	632,105	0.0
15,185,331	^	6.270%, due 01/15/40	2,263,134	0.1
21,058,127	^	6.270%, due 09/15/42	4,568,371	0.1
13,825,730	^	6.370%, due 11/15/25	1,773,533	0.0
12,019,335	^	6.370%, due 04/15/40	2,002,057	0.0
12,982,814	^	6.400%, due 10/15/35	2,462,270	0.1
2,705,319	^	23.355%, due 01/15/36	1,448,821	0.0
193,221,860		0.681%-18.869%, due 10/01/17-09/01/45	205,760,340	4.3
			627,663,509	13.2
		Federal National Mortgage Association: 12.4%##
19,103,000	W	2.500%, due 01/15/28	19,255,504	0.4
8,777,995	^	3.000%, due 10/25/32	976,323	0.0
12,492,000	W	3.000%, due 09/25/42	12,493,089	0.3
21,546,926		3.000%, due 07/01/43	21,598,580	0.5
16,237,925		3.000%, due 04/01/45	16,265,634	0.3
19,058,000	W	3.500%, due 06/25/42	19,664,070	0.4
718,427	^	3.500%, due 08/25/43	133,345	0.0
719,780	^	4.000%, due 11/01/18	28,347	0.0
20,540,037		4.000%, due 12/01/39	21,752,026	0.5
28,863,000	W	4.000%, due 08/25/40	30,544,271	0.6
7,533,521	^	4.000%, due 09/25/41	1,003,206	0.0
1,040,544	^	4.000%, due 08/25/43	205,141	0.0
24,388,210		4.000%, due 07/01/45	25,872,045	0.6
1,838,849	^	5.000%, due 05/25/18	67,059	0.0
23,145,468	^	5.000%, due 01/25/41	2,983,252	0.1
8,208,625	^	5.000%, due 04/25/42	1,654,406	0.0
9,745,927		5.500%, due 06/01/38	10,890,919	0.2
7,759,286	^	5.500%, due 11/25/40	1,630,752	0.0
25,583,179	^	5.648%, due 11/25/40	3,503,586	0.1
23,700,744	^	5.678%, due 10/25/42	4,736,757	0.1
29,651,527	^	5.678%, due 12/25/42	5,755,341	0.1
618,899	^	5.728%, due 03/25/42	99,249	0.0
15,508,198	^	5.728%, due 11/25/42	3,489,737	0.1
14,501,205	^	5.728%, due 02/25/43	3,461,031	0.1
18,851,417	^	5.778%, due 06/25/33	3,924,075	0.1
10,693,436	^	5.998%, due 06/25/40	1,821,578	0.0
1,585,959	^	6.000%, due 08/25/33	404,416	0.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
5,326,556	^	6.028%, due 02/25/42	$813,465	0.0
4,731,030	^	6.178%, due 09/25/40	928,465	0.0
6,397,429	^	6.178%, due 10/25/40	1,138,131	0.0
12,478,061	^	6.198%, due 06/25/40	1,995,112	0.0
11,845,660	^	6.258%, due 10/25/35	2,156,313	0.1
1,750,205	^	6.278%, due 08/25/26	236,793	0.0
6,483,137	^	6.318%, due 01/25/37	1,357,330	0.0
15,357,129	^	6.328%, due 10/25/35	2,719,331	0.1
338,870,646		0.397%-31.342%, due 06/01/16-11/01/45	365,007,702	7.7
			590,566,381	12.4
		Government National Mortgage Association: 7.0%
44,720,000	W	3.000%, due 01/15/43	45,329,669	1.0
139,737,000	W	3.500%, due 11/20/41	145,337,400	3.1
10,167,023	^	4.000%, due 08/16/26	1,215,200	0.0
9,939,455		4.000%, due 10/20/45	10,575,365	0.2
5,392,942	^	4.500%, due 12/20/37	300,210	0.0
3,869,963	^	4.500%, due 05/20/40	487,888	0.0
2,804,770	^	5.000%, due 11/20/39	450,121	0.0
10,472,849	^	5.000%, due 01/20/40	2,646,102	0.1
6,756,118	^	5.000%, due 03/20/40	1,101,501	0.0
3,373,463	^	5.000%, due 10/20/40	470,159	0.0
9,927,315	^	5.198%, due 06/20/44	1,905,374	0.0
21,983,149	^	5.256%, due 04/16/44	3,369,713	0.1
6,451,429	^	5.448%, due 06/20/40	993,551	0.0
28,878,512	^	5.500%, due 11/20/43	6,076,019	0.1
27,501,313	^	5.500%, due 12/16/43	5,617,572	0.1
23,833,083	^	5.648%, due 07/20/39	3,771,955	0.1
28,321,556	^	5.756%, due 05/16/40	4,061,895	0.1
23,704,568	^	5.798%, due 05/20/37	4,014,769	0.1
4,191,208	^	5.798%, due 06/20/38	388,763	0.0
8,382,283	^	5.798%, due 04/20/39	1,432,492	0.0
28,517,830	^	5.856%, due 12/16/39	4,175,766	0.1
29,431,942	^	5.856%, due 04/16/44	4,689,115	0.1
4,769,989	^	5.898%, due 05/20/39	467,391	0.0
3,963,407	^	5.998%, due 04/20/38	653,569	0.0
26,263,798	^	6.000%, due 05/16/44	7,091,225	0.2
3,069,042	^	6.156%, due 05/16/38	553,839	0.0
8,907,619	^	6.156%, due 01/16/39	1,457,568	0.0
12,903,442	^	6.218%, due 08/20/40	2,740,113	0.1
12,302,664	^	6.268%, due 06/20/41	2,317,304	0.0
5,456,266	^	6.306%, due 09/16/40	1,013,434	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
2,320,438	^	6.426%, due 02/16/35	$420,148	0.0
3,683,395	^	6.598%, due 04/20/36	254,431	0.0
64,429,806		0.745%-24.037%, due 03/16/32-10/20/60	69,940,376	1.5
			335,319,997	7.0
		Total U.S. Government Agency Obligations (Cost $1,532,447,023)	1,553,549,887	32.6
ASSET-BACKED SECURITIES: 8.1%
		Automobile Asset-Backed Securities: 1.4%
2,680,000		AmeriCredit Automobile Receivables Trust 2012-5, 2.350%, 12/10/18	2,693,214	0.1
4,855,000		AmeriCredit Automobile Receivables Trust 2013-1, 2.090%, 02/08/19	4,855,414	0.1
4,270,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	4,341,909	0.1
5,470,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	5,505,312	0.1
2,570,000	#	MMCA Automobile Trust, 1.920%, 12/16/19	2,559,600	0.1
2,360,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	2,343,587	0.0
3,135,000		Santander Drive Auto Receivables Trust 2013-2, 2.570%, 03/15/19	3,156,362	0.1
2,775,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	2,839,946	0.0
10,500,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	10,688,138	0.2
7,030,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	7,192,550	0.2
6,130,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	6,103,321	0.1
1,850,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,850,336	0.0
14,020,000		Other Securities	13,945,128	0.3
			68,074,817	1.4
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities: 0.3%
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2, 1.337%, 03/25/35	$2,086,870	0.0
13,785,395		Other Securities	12,730,872	0.3
			14,817,742	0.3
		Other Asset-Backed Securities: 6.4%
3,000,000	#	1776 CLO Ltd. 2006-1A D, 2.094%, 05/08/20	2,674,446	0.1
2,300,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/45	2,239,588	0.1
2,590,613	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	—	—
2,000,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/15	1,960,144	0.0
2,200,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/25	2,182,358	0.0
12,785,000	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	—	—
2,500,000	#	Apidos Cinco CDO Ltd., 2.559%, 05/14/20	2,476,160	0.1
3,500,000	#	ARES XII CLO Ltd., 1.571%, 10/11/21	3,327,688	0.1
3,150,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	3,092,868	0.1
1,500,000	#	ARES XII CLO Ltd., 3.643%, 11/25/20	1,499,760	0.0
6,750,000	#	Atrium V, 1.060%, 07/20/20	6,531,800	0.2
1,750,000	#	Atrium V, 4.070%, 07/20/20	1,692,192	0.0
1,719,451	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	1,708,790	0.0
243,927	#	Black Diamond CLO 2005-1A C, 1.340%, 06/20/17	243,230	0.0
10,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	9,641,810	0.2
9,264,042	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.576%, 10/23/21	9,073,526	0.2
1,750,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.316%, 10/23/21	1,694,429	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,000,000	#	Canaras Summit CLO Ltd., 1.050%, 06/19/21	$2,902,521	0.1
7,000,000	#	Canaras Summit CLO Ltd., 1.370%, 06/19/21	6,679,505	0.1
4,250,000	#	Carlyle High Yield Partners IX Ltd., 0.902%, 08/01/21	4,059,107	0.1
10,400,000	#	CIFC Funding 2006-II Ltd., 2.014%, 03/01/21	10,197,366	0.2
5,344,486	#	CIFC Funding 2006-II Ltd., 4.414%, 03/01/21	5,231,082	0.1
4,200,000	#	CIFC Funding Ltd, 1.512%, 08/14/24	4,195,191	0.1
3,000,000	#	Clydesdale CLO 2006 Ltd, 1.042%, 12/19/18	2,897,412	0.1
8,450,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	8,334,497	0.2
6,500,000	#	Cornerstone CLO Ltd., 2.721%, 07/15/21	6,280,618	0.1
1,423,451	#	Denali Capital CLO VI Ltd., 2.017%, 04/21/20	1,421,231	0.0
4,367,393	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	4,374,484	0.1
4,900,000	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	4,765,827	0.1
1,000,000	#	Flagship CLO V, 0.920%, 09/20/19	975,403	0.0
1,500,000	#	Flagship CLO V, 1.270%, 09/20/19	1,451,377	0.1
1,500,000	#	Flagship CLO V, 2.120%, 09/20/19	1,442,118	0.0
1,500,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.070%, 12/20/20	1,471,114	0.0
2,265,740	#	Fraser Sullivan CLO II Ltd., 0.970%, 12/20/20	2,253,920	0.1
6,500,000	#	Fraser Sullivan CLO II Ltd., 1.290%, 12/20/20	6,395,070	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 2.070%, 12/20/20	3,163,365	0.1
1,600,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.715%, 04/19/21	1,509,717	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,875,000	#	GoldenTree Loan Opportunities III Ltd., 1.579%, 05/01/22	$2,761,935	0.0
4,125,000	#	GoldenTree Loan Opportunities V Ltd., 3.565%, 10/18/21	4,095,279	0.1
2,150,000	#	GSC Group CDO Fund VIII Ltd, 1.065%, 04/17/21	2,134,552	0.0
5,000,000	#	Gulf Stream - Compass CLO 2007-1A B Ltd., 1.223%, 10/28/19	4,938,305	0.1
5,050,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.773%, 10/28/19	5,051,197	0.1
3,825,000	#	Gulf Stream - Compass CLO, 2.323%, 10/28/19	3,824,227	0.1
1,900,000	#	Gulf Stream-Rashinban CLO 2006-1A C Ltd., 1.087%, 11/26/20	1,858,783	0.0
6,811,059	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	6,742,948	0.1
6,821,406	#	HERO Funding Trust 2015-3, 4.280%, 09/20/41	6,843,787	0.2
1,579,465	#	Hillmark Funding, 0.628%, 05/21/21	1,550,310	0.0
2,900,000	#	Invitation Homes Trust 2014-SFR2 E, 3.501%, 06/17/32	2,787,814	0.1
2,000,000	#	Jersey Street CLO Ltd., 1.867%, 10/20/18	1,960,122	0.0
4,250,000	#	Kingsland III Ltd., 1.032%, 08/24/21	4,054,479	0.1
4,100,000	#	KKR Financial CLO 2007-1 Ltd., 2.612%, 05/15/21	4,074,625	0.1
1,750,000	#	Landmark IX CDO Ltd., 1.771%, 04/15/21	1,660,530	0.0
5,500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.353%, 03/25/20	5,449,087	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,588,163	0.1
1,500,000	#	Madison Park Funding III Ltd. 2006-3A D, 3.770%, 10/25/20	1,470,769	0.0
1,000,000	#	Madison Park Funding Ltd., 2.403%, 03/25/20	973,701	0.0
4,000,000	#	Madison Park Funding Ltd., 5.570%, 07/26/21	3,971,828	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,850,830	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	$4,812,193	0.1
2,900,000	#	Momentum Capital Fund Ltd., 1.715%, 09/18/21	2,850,703	0.1
7,170,000	#	MSIM Peconic Bay Ltd., 2.317%, 07/20/19	7,074,359	0.1
12,750,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	12,353,794	0.3
4,650,000	#	Muir Grove CLO Ltd., 3.320%, 03/25/20	4,631,874	0.1
2,500,000	#	Ocean Trails CLO I, 1.071%, 10/12/20	2,381,263	0.1
8,200,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	7,760,219	0.2
4,580,000	#	Purchasing Power Funding 2015-A A2, 4.750%, 12/25/49	4,561,098	0.1
1,500,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.812%, 06/15/20	1,478,774	0.0
1,750,000	#	Sierra CLO II Ltd., 1.720%, 01/22/21	1,688,313	0.0
676,490	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	663,583	0.0
2,874,527	#	SpringCastle America Funding LLC, 2.700%, 05/25/23	2,869,158	0.1
4,630,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	4,600,211	0.1
2,500,000	#	St James River CLO Ltd. 2007-1A D, 2.792%, 06/11/21	2,428,760	0.1
4,000,000	#	Telos CLO 2006-1A D Ltd., 2.021%, 10/11/21	3,910,340	0.1
1,400,000	#	Telos CLO 2006-1A E Ltd., 4.571%, 10/11/21	1,398,022	0.0
2,010,000	#	Trade MAPS 1 Ltd., 2.543%, 12/10/18	1,996,935	0.0
39,137,367		Other Securities	36,879,946	0.8
			303,171,700	6.4
		Total Asset-Backed Securities (Cost $387,103,429)	386,064,259	8.1

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 12.7%
	Affiliated Investment Companies: 12.7%
8,151,813	Voya Emerging Markets Corporate Debt Fund - Class P	$75,893,382	1.6
12,657,839	Voya Emerging Markets Hard Currency Debt Fund - Class P	114,426,869	2.4
8,165,367	Voya Emerging Markets Local Currency Debt Fund - Class P	56,096,074	1.2
2,203,045	Voya Floating Rate Fund - Class P	21,237,355	0.4
12,852,264	Voya High Yield Bond Fund - Class P	96,391,981	2.0
11,701,855	Voya Investment Grade Credit Fund - Class P	121,933,330	2.6
11,736,089	Voya Securitized Credit Fund - Class P	117,360,889	2.5
	Total Mutual Funds (Cost $654,858,746)	603,339,880	12.7
	Total Long-Term Investments (Cost $5,084,929,860)	5,032,138,022	105.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Commercial Paper: 1.0%
10,000,000	Duke Energy Corp., 0.490%, 02/01/16	9,995,700	0.2
10,109,000	Hewlett Packard, 0.220%, 01/06/16	10,108,638	0.2
5,000,000	Hewlett Packard, 0.330%, 01/25/16	4,998,882	0.1
5,000,000	Hewlett Packard, 0.340%, 01/27/16	4,998,751	0.1
10,000,000	Thomson Reuters Corp., 0.500%, 02/29/16	9,991,833	0.2
5,000,000	United Healthcare Corp., 0.520%, 03/21/16	4,994,251	0.1
5,000,000	United Healthcare Group Inc., 0.510%, 03/15/16	4,994,750	0.1
		50,082,805	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 1.1%
9,632,689	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $9,633,016, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $9,825,343, due 06/09/16-05/20/45)	$9,632,689	0.2
12,055,816	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $12,056,305, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $12,296,935, due 03/31/ 21-02/15/44)	12,055,816	0.2
12,055,816	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $12,056,226, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $12,296,932, due 04/01/24-04/20/65)	12,055,816	0.3
12,055,816	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $12,056,252, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10. 500%, Market Value plus accrued interest $12,296,932, due 01/15/16-10/20/65)	12,055,816	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
4,960,737	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,960,960, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,063,596, due 01/15/17- 02/15/42)	$4,960,737	0.1
		50,760,874	1.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
6,781,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $6,781,000)	6,781,000	0.1
	Total Short-Term Investments (Cost $107,604,549)	107,624,679	2.2
	Total Investments in Securities (Cost $5,192,534,409)	$5,139,762,701	107.8
	Liabilities in Excess of Other Assets	(372,795,452)	(7.8)
	Net Assets	$4,766,967,249	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $5,194,454,567.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$58,180,295
Gross Unrealized Depreciation	(112,872,161)
Net Unrealized Depreciation	$(54,691,866)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$603,339,880	$—	$—	$603,339,880
Corporate Bonds/Notes	—	1,593,226,616	—	1,593,226,616
Collateralized Mortgage Obligations	—	576,751,456	—	576,751,456
Municipal Bonds	—	3,629,086	—	3,629,086
Short-Term Investments	6,781,000	100,843,679	—	107,624,679
Foreign Government Bonds	—	7,846,958	—	7,846,958
U.S. Treasury Obligations	—	307,729,880	—	307,729,880
Asset-Backed Securities	—	381,503,161	4,561,098	386,064,259
U.S. Government Agency Obligations	—	1,553,549,887	—	1,553,549,887
Total Investments, at fair value	$610,120,880	$4,525,080,723	$4,561,098	$5,139,762,701
Other Financial Instruments+
Centrally Cleared Swaps	—	4,252,086	—	4,252,086
Forward Foreign Currency Contracts	—	312,243	—	312,243
Futures	422,878	—	—	422,878
Total Assets	$610,543,758	$4,529,645,052	$4,561,098	$5,144,749,908
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(6,101,685)	$—	$(6,101,685)
Forward Foreign Currency Contracts	—	(310,821)	—	(310,821)
Futures	(1,171,606)	—	—	(1,171,606)
Total Liabilities	$(1,171,606)	$(6,412,506)	$—	$(7,584,112)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$67,321,662	$11,831,369	$—	$(3,259,649)	$75,893,382	$3,499,890	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	127,656,962	19,677,803	(30,545,122)	(2,362,774)	114,426,869	6,167,267	(2,019,122)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	55,850,342	8,800,000	—	(8,554,268)	56,096,074	—	—	—
Voya Floating Rate Fund - Class P	21,006,226	1,020,336	—	(789,206)	21,237,355	1,020,335	—	—
Voya High Yield Bond Fund - Class P	97,142,654	21,759,276	(16,029,606)	(6,480,343)	96,391,981	6,404,266	(1,029,606)	—
Voya Investment Grade Credit Fund - Class P	111,937,388	15,163,457	—	(5,167,515)	121,933,330	4,599,160	—	346,545
Voya Securitized Credit Fund - Class P	102,238,782	17,246,783	—	(2,124,676)	117,360,889	5,262,975	—	1,712,799
	$583,154,016	$95,499,023	$(46,574,728)	$(28,738,431)	$603,339,880	$26,953,893	$(3,048,728)	$2,059,344

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Singapore Dollar	1,301,141	Buy	01/29/16	$925,616	$916,830	$(8,786)
Morgan Stanley	EU Euro	2,431,423	Buy	01/29/16	2,681,775	2,644,039	(37,736)
Morgan Stanley	Czech Koruna	19,403,537	Buy	03/11/16	793,607	781,883	(11,724)
							$(58,246)
Barclays Bank PLC	Romanian New Leu	2,063,414	Sell	03/11/16	$502,554	$496,278	$6,276
Barclays Bank PLC	Turkish Lira	11,701,978	Sell	03/11/16	3,858,663	3,936,550	(77,887)
Barclays Bank PLC	Brazilian Real	10,946,559	Sell	03/11/16	2,744,186	2,706,905	37,281
Barclays Bank PLC	Malaysian Ringgit	20,214,909	Sell	01/29/16	4,690,234	4,687,805	2,429
Citigroup, Inc.	Colombian Peso	6,651,495,118	Sell	03/11/16	1,984,484	2,079,649	(95,165)
Citigroup, Inc.	Thai Baht	142,019,697	Sell	01/29/16	3,961,376	3,943,942	17,434
Deutsche Bank AG	Mexican Peso	78,679,027	Sell	03/11/16	4,532,103	4,542,925	(10,822)
HSBC Bank PLC	Philippine Peso	30,666,070	Sell	01/29/16	650,988	651,765	(777)
JPMorgan Chase & Co.	Indonesian Rupiah	50,194,746,125	Sell	01/29/16	3,567,501	3,599,515	(32,014)
JPMorgan Chase & Co.	Russian Ruble	225,086,922	Sell	03/11/16	3,114,140	3,027,109	87,031
Morgan Stanley	Hungarian Forint	884,306,740	Sell	03/11/16	3,070,504	3,043,807	26,697
Morgan Stanley	Polish Zloty	13,782,743	Sell	03/11/16	3,474,110	3,508,933	(34,823)
Morgan Stanley	South African Rand	56,586,342	Sell	03/11/16	3,729,055	3,613,088	115,967
Morgan Stanley	Chilean Peso	200,391,584	Sell	03/11/16	279,525	280,612	(1,087)
Morgan Stanley	Peruvian Nuevo Sol	6,689,361	Sell	03/11/16	1,956,526	1,937,398	19,128
							$59,668

At December 31, 2015, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	2,601	03/21/16	$327,482,156	$(1,069,146)
U.S. Treasury 2-Year Note	552	03/31/16	119,913,378	(35,826)
U.S. Treasury 5-Year Note	1,612	03/31/16	190,732,340	(66,634)
U.S. Treasury Ultra Long Bond	799	03/21/16	126,791,312	417,684
			$764,919,186	$(753,922)
Short Contracts
U.S. Treasury Long Bond	(686)	03/21/16	(105,472,500)	5,194
			$(105,472,500)	$5,194

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD241,170,000	$1,317,512	$(665,712)
						$1,317,512	$(665,712)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD 50,908,000	$(485,304)	$(485,304)
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD 29,003,000	(258,125)	(258,125)
Receive a fixed rate equal to 2.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/40	USD 40,443,000	(254,488)	(254,488)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD 35,916,000	332,994	332,994
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD 444,148,000	(1,822,025)	(1,822,025)
Receive a fixed rate equal to 1.459% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/20	USD 225,664,000	(2,616,031)	(2,616,031)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.603%	Chicago Mercantile Exchange	11/05/20	USD 497,453,000	2,676,303	2,676,303
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.780%	Chicago Mercantile Exchange	10/13/22	USD 112,415,000	1,242,789	1,242,789
				$(1,183,887)	$(1,183,887)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$312,243
Interest rate contracts	Net Assets — Unrealized appreciation*	422,878
Interest rate contracts	Net Assets — Unrealized appreciation**	4,252,086
Total Asset Derivatives		$4,987,207
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$310,821
Interest rate contracts	Net Assets — Unrealized depreciation*	1,171,606
Credit contracts	Net Assets — Unrealized depreciation**	665,712
Interest rate contracts	Net Assets — Unrealized depreciation**	5,435,973
Total Liability Derivatives		$7,584,112

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,611,459)	$—	$(1,611,459)
Foreign exchange contracts	—	(591,885)	—	—	—	(591,885)
Interest rate contracts	(11,608,465)	—	(12,551,943)	(822,021)	8,610,846	(16,371,583)
Total	$(11,608,465)	$(591,885)	$(12,551,943)	$(2,433,480)	$8,610,846	$(18,574,927)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(3,104,183)	$(3,104,183)
Foreign exchange contracts	—	279,544	—	—	279,544
Interest rate contracts	4,856,184	—	(3,691,479)	4,605,385	5,770,090
Total	$4,856,184	$279,544	$(3,691,479)	$1,501,202	$2,945,451

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$45,986	$17,434	$—	$—	$87,031	$161,792	$312,243
Total Assets	$45,986	$17,434	$—	$—	$87,031	$161,792	$312,243
Liabilities:
Forward foreign currency contracts	$77,887	$95,165	$19,608	$777	$32,014	$85,370	$310,821
Total Liabilities	$77,887	$95,165	$19,608	$777	$32,014	$85,370	$310,821
Net OTC derivative instruments by counterparty, at fair value	$(31,901)	$(77,731)	$(19,608)	$(777)	$55,017	$76,422	1,422
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(31,901)	$(77,731)	$(19,608)	$(777)	$55,017	$76,422	$1,422

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Money Market Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
Asset Backed Commercial Paper: 22.0%
2,550,000		Barton Capital LLC, 0.213%, due 01/05/16	$2,549,940	0.5
3,850,000		Barton Capital LLC, 0.254%, due 01/04/16	3,849,920	0.7
5,200,000	#	Barton Capital LLC, 0.263%, due 05/06/16	5,200,000	1.0
11,900,000	#	Barton Capital LLC, 0.265%, due 02/16/16	11,900,000	2.2
23,250,000		Concord Minutement Capital Co., 0.305%, due 01/04/16	23,249,419	4.3
23,450,000		Crown Point Capital Co., 0.305%, due 01/04/16	23,449,414	4.3
500,000		Jupiter Securitization Company LLC, 0.407%, due 02/18/16	499,733	0.1
8,690,000		Jupiter Securitization Company LLC, 0.427%, due 01/04/16	8,689,702	1.6
2,250,000		Old Line Funding LLC, 0.376%, due 02/25/16	2,248,728	0.4
7,700,000#		Old Line Funding LLC, 0.537%, due 01/06/16	7,700,000	1.4
13,450,000#		Old Line Funding LLC, 0.550%, due 02/16/16	13,450,000	2.5
250,000		Thunder Bay Funding LLC, 0.459%, due 03/07/16	249,817	0.1
15,750,000	#	Thunder Bay Funding LLC, 0.517%, due 01/14/16	15,750,000	2.9
		Total Asset Backed Commercial Paper (Cost $118,786,673)	118,786,673	22.0
Certificates of Deposit: 20.0%
8,800,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.250%, due 01/04/16	8,800,000	1.6
14,750,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.250%, due 01/05/16	14,750,000	2.7
15,000,000		Mizuho Bank Ltd./NY, 0.270%, due 01/11/16	15,000,000	2.8
7,500,000		Mizuho Bank Ltd./NY, 0.300%, due 02/03/16	7,499,656	1.4
1,300,000		Mizuho Bank Ltd./NY, 0.330%, due 01/04/16	1,300,008	0.2
21,950,000		Norinchukin Bank NY, 0.460%, due 03/01/16	21,950,000	4.1
Principal Amount†			Value	Percentage of Net Assets
Certificates of Deposit: (continued)
13,500,000		Royal Bank of Canada NY, 0.421%, due 01/04/16	$13,500,000	2.5
11,300,000		Societe Generale NY, 0.350%, due 01/05/16	11,300,144	2.1
14,100,000		Westpac Banking Corp./NY, 0.330%, due 01/05/16	14,099,952	2.6
		Total Certificates of Deposit (Cost $108,199,760)	108,199,760	20.0
Financial Company Commercial Paper: 7.7%
14,500,000		Australia & New Zealand Banking Group, 0.455%, due 09/19/16	14,500,000	2.7
750,000		Skandinaviska Enskilda Banken AB, 0.447%, due 02/12/16	749,615	0.1
1,250,000		Societe Generale, 0.345%, due 01/13/16	1,249,858	0.2
23,550,000		Sumitomo Mitsui Trust NY, 0.249%, due 01/05/16	23,549,359	4.4
1,500,000		UBS Finance Delaware LLC, 0.305%, due 01/04/16	1,499,963	0.3
		Total Financial Company Commercial Paper (Cost $41,548,795)	41,548,795	7.7
Government Agency Debt: 5.8%
675,000	Z	Fannie Mae Discount Notes, 0.284%, due 02/26/16	674,722	0.1
900,000	Z	Fannie Mae Discount Notes, 0.406%, due 02/02/16	899,840	0.2
15,000,000	Z	Fannie Mae Discount Notes, 0.562%, due 06/29/16	14,958,750	2.7
15,000,000	Z	Federal Home Loan Bank Discount Notes, 0.335%, due 02/26/16	14,992,712	2.8
		Total Government Agency Debt (Cost $31,526,024)	31,526,024	5.8
Investment Companies: 9.2%
25,000,000		BlackRock Liquidity Funds, TempCash, Institutional, 0.272%, due 01/04/16	25,000,000	4.6
24,981,000		BlackRock Liquidity Funds, TempFund, Institutional, 0.284%, due 01/04/16	24,981,000	4.6
		Total Investment Companies (Cost $49,981,000)	49,981,000	9.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Money Market Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
Other Commercial Paper: 7.4%
7,750,000	Cargill Global Fund PLC, 0.345%, due 01/11/16	$7,749,268	1.4
8,000,000	Exxon Mobil Corp., 0.278%, due 01/06/16	7,999,711	1.5
9,000,000	Exxon Mobil Corp., 0.376%, due 01/11/16	8,999,075	1.6
15,500,000	KFW, 0.274%, due 01/14/16	15,498,489	2.9
	Total Other Commercial Paper (Cost $40,246,543)	40,246,543	7.4
Other Note: 10.4%
4,750,000	General Electric Capital Corp., 0.474%, due 01/08/16	4,750,164	0.9
11,600,000	JPMorgan Chase Bank NA, 0.480%, due 09/22/16	11,600,114	2.1
12,000,000#	Svenska Handelsbanken AB, 0.484%, due 09/02/16	12,000,000	2.2
2,850,000	Svenska Handelsbanken AB, 0.795%, due 03/21/16	2,852,289	0.5
8,500,000	Toyota Motor Credit Corp., 0.302%, due 06/13/16	8,500,000	1.6
16,750,000	Wells Fargo Bank NA, 0.499%, due 09/21/16	16,750,000	3.1
	Total Other Note (Cost $56,452,567)	56,452,567	10.4

Principal Amount†		Value	Percentage of Net Assets
Treasury Debt: 21.8%
22,587,000	United States Treasury Bill, 0.046%, due 01/14/16	$22,586,633	4.2
3,000,000	United States Treasury Bill, 0.239%, due 03/31/16	2,998,237	0.6
92,303,000	United States Treasury Bill, 0.281%, due 03/24/16	92,244,420	17.0
	Total Treasury Debt (Cost $117,829,290)	117,829,290	21.8
	Total Investments in Securities (Cost $564,570,652)	$564,570,652	104.3
	Liabilities in Excess of Other Assets	(23,353,730)	(4.3)
	Net Assets	$541,216,922	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Government Agency Debt	$—	$31,526,024	$—	$31,526,024
Other Commercial Paper	—	40,246,543	—	40,246,543
Treasury Debt	—	117,829,290	—	117,829,290
Other Note	—	56,452,567	—	56,452,567
Certificates of Deposit	—	108,199,760	—	108,199,760
Financial Company Commercial Paper	—	41,548,795	—	41,548,795
Investment Companies	49,981,000	—	—	49,981,000
Asset Backed Commercial Paper	—	118,786,673	—	118,786,673
Total Investments, at fair value	$49,981,000	$514,589,652	$—	$564,570,652

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 12.9%
101,225		Cheesecake Factory	$4,667,484	0.8
54,675	@	Helen of Troy Ltd.	5,153,119	0.8
69,575		Jack in the Box, Inc.	5,337,098	0.9
81,225	@	Marriott Vacations Worldwide Corp.	4,625,764	0.8
72,650		Monro Muffler Brake, Inc.	4,810,883	0.8
101,440	@	Papa John’s International, Inc.	5,667,453	0.9
42,070	@	Vail Resorts, Inc.	5,384,539	0.9
1,879,286		Other Securities	42,187,240	7.0
			77,833,580	12.9
		Consumer Staples: 2.6%
120,100	@	Pinnacle Foods, Inc.	5,099,446	0.9
308,005		Other Securities	10,477,973	1.7
			15,577,419	2.6
		Energy: 1.9%
1,079,685		Other Securities(a)	11,834,798	1.9
		Financials: 26.2%
265,600	@	Colony Capital, Inc.	5,173,888	0.9
137,387		DCT Industrial Trust, Inc.	5,134,152	0.8
140,804		First American Financial Corp.	5,054,864	0.8
183,358	@	Great Western Bancorp, Inc.	5,321,049	0.9
112,450		Highwoods Properties, Inc.	4,902,820	0.8
465,350		Investors Bancorp, Inc.	5,788,954	1.0
197,500		Kennedy-Wilson Holdings, Inc.	4,755,800	0.8
178,150		MB Financial, Inc.	5,766,715	1.0
132,775		PrivateBancorp, Inc.	5,446,431	0.9
365,475	@	Radian Group, Inc.	4,893,710	0.8
231,050		Starwood Property Trust, Inc.	4,750,388	0.8
317,725		Sterling Bancorp/DE	5,153,500	0.8
253,985	@	Talmer Bancorp, Inc.	4,599,668	0.8
162,825	@	Webster Financial Corp.	6,055,462	1.0
2,494,022		Other Securities	85,235,272	14.1
			158,032,673	26.2
		Health Care: 12.8%
59,924		Charles River Laboratories International, Inc.	4,817,290	0.8
93,900		Greatbatch, Inc.	4,929,750	0.8
193,644		Healthsouth Corp.	6,740,748	1.1
102,650		Hill-Rom Holdings, Inc.	4,933,359	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
80,630		STERIS PLC	$6,074,664	1.0
65,100	@	WellCare Health Plans, Inc.	5,091,471	0.9
1,380,196		Other Securities(a)	44,943,861	7.4
			77,531,143	12.8
		Industrials: 15.5%
188,250	@	ABM Industries, Inc.	5,359,478	0.9
204,825	@	Actuant Corp.	4,907,607	0.8
111,516	@	Atlas Air Worldwide Holdings, Inc.	4,610,071	0.8
140,200		Barnes Group, Inc.	4,961,678	0.8
132,100		Clarcor, Inc.	6,562,728	1.1
106,075		On Assignment, Inc.	4,768,071	0.8
64,075		Orbital ATK, Inc.	5,724,461	0.9
179,350		Tetra Tech, Inc.	4,666,687	0.8
68,825		Toro Co.	5,029,043	0.8
106,000		Watts Water Technologies, Inc.	5,265,020	0.9
1,294,267		Other Securities	41,838,098	6.9
			93,692,942	15.5
		Information Technology: 17.5%
128,512	@	Blackhawk Network Holdings, Inc.	5,681,515	0.9
146,991	@	Cardtronics, Inc.	4,946,247	0.8
136,700	@	Commvault Systems, Inc.	5,379,145	0.9
142,906	@	Cornerstone OnDemand, Inc.	4,934,544	0.8
76,700	@	j2 Global, Inc.	6,313,944	1.1
59,225	@	Littelfuse, Inc.	6,337,667	1.1
191,794	@	Q2 Holdings, Inc.	5,057,608	0.8
165,200	@	QLIK Technologies, Inc.	5,230,232	0.9
57,400		WEX, Inc.	5,074,160	0.8
2,138,946		Other Securities(a)	56,802,057	9.4
			105,757,119	17.5
		Materials: 4.4%
337,600		Commercial Metals Co.	4,621,744	0.8
142,150		HB Fuller Co.	5,184,210	0.9
596,350		Other Securities	16,555,582	2.7
			26,361,536	4.4
		Utilities: 2.3%
324,500		Other Securities	14,038,989	2.3
		Total Common Stock (Cost $514,675,286)	580,660,199	96.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.8%
95,275	iShares Russell 2000 ETF	$10,719,390	1.8
	Total Exchange-Traded Funds (Cost $11,206,820)	10,719,390	1.8
	Total Long-Term Investments (Cost $525,882,106)	591,379,589	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc: 1.8%
2,060,849	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,060,919, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,102,066, due 06/09/16-05/20/45)	2,060,849	0.4
2,579,092	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $2,579,188, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,630,674, due 01/15/16-04/01/51)	2,579,092	0.4
2,579,092	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,579,197, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,630,674, due 03/31/21-02/15/44)	2,579,092	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,579,092	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,579,185, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,630,674, due 01/15/16-10/20/65)	$2,579,092	0.4
1,061,133	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,061,181, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,083,135, due 01/15/17-02/15/42)	1,061,133	0.2
		10,859,258	1.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
11,569,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $11,569,000)	11,569,000	1.9
	Total Short-Term Investments (Cost $22,428,258)	22,428,258	3.7
	Total Investments in Securities (Cost $548,310,364)	$613,807,847	101.6
	Liabilities in Excess of Other Assets	(9,726,100)	(1.6)
	Net Assets	$604,081,747	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $550,447,145.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,823,375
Gross Unrealized Depreciation	(36,462,673)
Net Unrealized Appreciation	$63,360,702

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$580,660,199	$—	$—	$580,660,199
Exchange-Traded Funds	10,719,390	—	—	10,719,390
Short-Term Investments	11,569,000	10,859,258	—	22,428,258
Total Investments, at fair value	$602,948,589	$10,859,258	$—	$613,807,847

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2832
Class S	NII	$0.2421
Voya Global Value Advantage Portfolio
Class ADV	NII	$—
Class I	NII	$0.0559
Class S	NII	$0.0472
Class S2	NII	$0.0559
Class T	NII	$0.0559
Voya Growth and Income Portfolio
Class ADV	NII	$0.4710
Class I	NII	$0.6182
Class S	NII	$0.5354
Class S2	NII	$0.5283
All Classes	LTCG	$1.4815
Portfolio Name	Type	Per Share Amount
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.4080
Class I	NII	$0.4566
Class S	NII	$0.4227
Class S2	NII	$0.4117
Voya Money Market Portfolio
Class I	NII	$0.0000*
Class S	NII	$—
All Classes	STCG	$0.0001
All Classes	LTCG	$0.0000*
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.1162
Class R6(1)	NII	$—
Class S	NII	$0.0570
All Classes	STCG	$0.3160
All Classes	LTCG	$3.0404

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
*
Amount rounds to $0.0000.

(1)
Commenced operations on November 24, 2015.

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	45.59%
Voya Global Value Advantage Portfolio	58.30%
Voya Growth and Income Portfolio	100.00%
Voya Intermediate Bond Portfolio	0.05%
Voya Small Company Portfolio	56.22%
For the year ended December 31, 2015, 100% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Growth and Income Portfolio	$182,087,566
Voya Money Market Portfolio	$9,705
Voya Small Company Portfolio	$81,175,503
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	May 2013 – Present	Retired.	151	First Marblehead Corporation (September 2003– Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/Trustee	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	May 2013 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director/Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director/Trustee	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director/Trustee of the Board.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	September 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	September 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1215-022216)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $6,248 for year ended December 31, 2015 and $6,574 for year ended December 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for year ended December 31, 2015 and $2,525 for year ended December 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,236 in the year ended December 31, 2015 and $4,160 in the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended December 31, 2015 and $12,732 in the year ended December 31, 2014.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the auditcommittee

     100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2015 and December 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Balanced Portfolio, Inc.	$6,761	$19,417
Voya Investments, LLC (1)	$145,625	$184,250

_______________
(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Balanced Portfolio, Inc.

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the aforementioned fund of Voya Balanced Portfolio, Inc., as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2016

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 56.6%
		Consumer Discretionary: 8.2%
5,932	@	Amazon.com, Inc.	4,009,379	0.9
13,132		AMC Networks, Inc.	980,698	0.2
18,401	L	American Eagle Outfitters	285,216	0.1
25,809		Barratt Developments PLC	237,824	0.1
7,484		Big Lots, Inc.	288,433	0.1
4,500		Bridgestone Corp.	154,356	0.0
7,326		Cheesecake Factory	337,802	0.1
1,134	@	Chipotle Mexican Grill, Inc.	544,150	0.1
1,551		Cinemark Holdings, Inc.	51,850	0.0
23,648		Coach, Inc.	773,999	0.2
31,909		Comcast Corp. – Class A	1,800,625	0.4
2,565	@,L	Cracker Barrel Old Country Store	325,319	0.1
1,414		Daimler AG	118,146	0.0
7,894		Dana Holding Corp.	108,937	0.0
8,911		Delphi Automotive PLC	763,940	0.2
12,100		Denso Corp.	578,205	0.1
25,415	@	Dish Network Corp. - Class A	1,453,230	0.3
17,113		Dollar General Corp.	1,229,911	0.3
4,059		Domino's Pizza, Inc.	451,564	0.1
6,083	L	Flight Centre Ltd.	175,438	0.0
6,839		Foot Locker, Inc.	445,151	0.1
5,000		Fuji Heavy Industries Ltd.	205,981	0.1
23,164		Gentex Corp.	370,856	0.1
15,071		Hasbro, Inc.	1,015,183	0.2
26,373		Hilton Worldwide Holdings, Inc.	564,382	0.1
22,701		Home Depot, Inc.	3,002,207	0.7
992		Hugo Boss AG	81,849	0.0
6,071		International Speedway Corp.	204,714	0.0
22,600		Isuzu Motors Ltd.	243,462	0.1
5,443		Jack in the Box, Inc.	417,533	0.1
26,409	@	Jarden Corp.	1,508,482	0.3
12,308	L	JC Penney Co., Inc.	81,971	0.0
53,576		Kingfisher PLC	259,496	0.1
2,863		Lear Corp.	351,662	0.1
23,248		LKQ Corp.	688,838	0.2
3,214		LVMH Moet Hennessy Louis Vuitton SE	504,826	0.1
25,594		McDonald's Corp.	3,023,675	0.7
85,200		MGM China Holdings Ltd.	105,893	0.0
10,500		Namco Bandai Holdings, Inc.	221,835	0.1
2,538		Next PLC	272,509	0.1
31,289		Nike, Inc.	1,955,563	0.4
165		NVR, Inc.	271,095	0.1
28,400		Panasonic Corp.	287,905	0.1
813	@	Polaris Industries, Inc.	69,877	0.0
3,652		ProSiebenSat.1 Media AG	184,249	0.0
4,926		Renault S.A.	493,073	0.1
17,770		Ross Stores, Inc.	956,204	0.2
1,488		RTL Group SA	124,810	0.0
9,900		Sekisui Chemical Co., Ltd.	129,257	0.0
8,367	@	Skechers USA, Inc.	252,767	0.1
13,012		Starbucks Corp.	781,110	0.2
16,500		Sumitomo Rubber Industries, Inc.	214,556	0.1
54,489		Taylor Wimpey PLC	162,888	0.0
11,900		Television Broadcasts Ltd.	48,898	0.0
3,487	@	Thor Industries, Inc.	195,795	0.0
5,184		Toll Brothers, Inc.	172,627	0.0
18,500		Toyota Motor Corp.	1,139,212	0.3
1,904	@	Ulta Salon Cosmetics & Fragrance, Inc.	352,240	0.1
12,400	L	Yokohama Rubber Co., Ltd.	190,437	0.0
			36,222,090	8.2

		Consumer Staples: 4.9%
1,242	@	Anheuser-Busch InBev Worldwide, Inc.	154,564	0.0
3,633		British American Tobacco PLC	201,756	0.0
6,600		Carrefour S.A.	190,474	0.0
2,296		Casey's General Stores, Inc.	276,553	0.1
2,976	L	Casino Guichard Perrachon S.A.	136,720	0.0
12,091		Church & Dwight Co., Inc.	1,026,284	0.2
7,936		Coca-Cola Amatil Ltd.	53,512	0.0
23,030		Coca-Cola Enterprises, Inc.	1,133,997	0.2
7,658		Costco Wholesale Corp.	1,236,767	0.3
16,688		CVS Health Corp.	1,631,586	0.4
17,139		Dean Foods Co.	293,934	0.1
3,279		Delhaize Group	319,136	0.1
27,236		Diageo PLC	743,758	0.2
10,064		Dr Pepper Snapple Group, Inc.	937,965	0.2
21,510		Flowers Foods, Inc.	462,250	0.1
3,087		Danone	208,600	0.0
8,451		Imperial Tobacco Group PLC	446,365	0.1
3,543	@	Ingredion, Inc.	339,561	0.1
11,900		Japan Tobacco, Inc.	436,894	0.1
8,918		Kimberly-Clark Corp.	1,135,262	0.2
16,237		Koninklijke Ahold NV	342,496	0.1
13,217		Kraft Heinz Co.	961,669	0.2
1,500		Lawson, Inc.	121,756	0.0
6,317		Monster Beverage Corp.	940,980	0.2
18,404		Nestle S.A.	1,366,226	0.3
33,675		PepsiCo, Inc.	3,364,806	0.8
14,251		Philip Morris International, Inc.	1,252,806	0.3
6,894	@	Pinnacle Foods, Inc.	292,719	0.1
3,968		Svenska Cellulosa AB SCA	114,993	0.0
28,205		Tate & Lyle PLC	248,441	0.1
1,333	L	Tootsie Roll Industries, Inc.	42,110	0.0
4,592		TreeHouse Foods, Inc.	360,288	0.1
5,870		Unilever NV	255,840	0.0
6,944		Wesfarmers Ltd.	209,348	0.1
1,285		WhiteWave Foods Co.	49,999	0.0
117,600		Wilmar International Ltd.	242,648	0.1
17,977		Woolworths Ltd.	318,957	0.1
			21,852,020	4.9

		Energy: 2.9%
12,018		Anadarko Petroleum Corp.	583,834	0.1
8,075		Atwood Oceanics, Inc.	82,607	0.0
11,252		Baker Hughes, Inc.	519,280	0.1
69		BG Group PLC	1,000	0.0
34,902		BP PLC	181,376	0.0

See Accompanying Notes to Financial Statements

1

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
11,050		California Resources Corp.	25,747	0.0
18,533		Chevron Corp.	1,667,229	0.4
6,240	@	Dril-Quip, Inc.	369,595	0.1
11,264		EOG Resources, Inc.	797,379	0.2
4,377		EQT Corp.	228,173	0.1
42,409		Halliburton Co.	1,443,602	0.3
15,386		Hess Corp.	745,913	0.2
3,034	@	HollyFrontier Corp.	121,026	0.0
9,003	L	Noble Corp. PLC	94,982	0.0
18,015		Occidental Petroleum Corp.	1,217,994	0.3
23,660	@	Patterson-UTI Energy, Inc.	356,793	0.1
13,984	@	Royal Dutch Shell PLC - Class A ADR	640,327	0.1
34,525		Royal Dutch Shell PLC - Class A	781,967	0.2
9,941		Royal Dutch Shell PLC - Class B	226,566	0.0
5,992	L	SM Energy Co.	117,803	0.0
15,647	L	Total S.A. ADR	703,333	0.2
17,033		Total S.A.	763,617	0.2
15,876		Valero Energy Corp.	1,122,592	0.3
6,460		WPX Energy, Inc.	37,080	0.0
			12,829,815	2.9

		Financials: 11.6%
36,243		3i Group PLC	256,740	0.1
19,838		Aberdeen Asset Management PLC	84,535	0.0
20,976		Admiral Group PLC	512,565	0.1
1,681		Affiliated Managers Group, Inc.	268,557	0.1
16,600		AIA Group Ltd.	99,186	0.0
7,905	@	Alexander & Baldwin, Inc.	279,126	0.1
177		Alleghany Corp.	84,594	0.0
3,349		Allianz SE	590,358	0.1
16,281		Allstate Corp.	1,010,887	0.2
6,315		Ameriprise Financial, Inc.	672,042	0.2
1,984	#,@	Amundi SA	93,101	0.0
22,829		Arthur J. Gallagher & Co.	934,619	0.2
4,728		Aspen Insurance Holdings Ltd.	228,362	0.1
22,290		Australia & New Zealand Banking Group Ltd.	449,807	0.1
100,748		Banco Santander SA	495,619	0.1
6,829		Bancorpsouth, Inc.	163,828	0.0
24,328		BB&T Corp.	919,842	0.2
3,171		Blackrock, Inc.	1,079,789	0.2
21,376		Blackstone Group LP	625,034	0.1
1,786		BNP Paribas	101,048	0.0
13,296		British Land Co. PLC	153,847	0.0
37,609		Brixmor Property Group, Inc.	971,064	0.2
1,826		Care Capital Properties, Inc.	55,821	0.0
47,883		Challenger Ltd.	301,776	0.1
36,166		Citigroup, Inc.	1,871,590	0.4
2,989		Commonwealth Bank of Australia	184,793	0.0
3,175	@	Communications Sales & Leasing, Inc.	59,341	0.0
12,302		Corporate Office Properties Trust SBI MD	268,553	0.1
21,660		Credit Agricole SA	255,246	0.1
26,782	L	CaixaBank SA	93,218	0.0
14,900		Dai-ichi Life Insurance Co., Ltd.	247,902	0.1
20,483		DDR Corp.	344,934	0.1
6,894		Deutsche Wohnen AG	190,633	0.0
20,276	@	Discover Financial Services	1,087,199	0.3
19,458		DnB NOR ASA	239,746	0.1
4,426		Endurance Specialty Holdings Ltd.	283,220	0.1
3,095		Everest Re Group Ltd.	566,664	0.1
2,452		Extra Space Storage, Inc.	216,291	0.1
668	@	Federal Realty Investment Trust	97,595	0.0
12,607		First American Financial Corp.	452,591	0.1
4,557	@	FirstMerit Corp.	84,988	0.0
31,105	@	Gaming and Leisure Properties, Inc.	864,719	0.2
91,000		Hang Lung Properties Ltd.	206,193	0.0
4,481	@	Hanover Insurance Group, Inc.	364,485	0.1
19,459		Hartford Financial Services Group, Inc.	845,688	0.2
5,961		Highwoods Properties, Inc.	259,900	0.1
7,042	@	Hospitality Properties Trust	184,148	0.0
99,137		HSBC Holdings PLC	782,614	0.2
12,484		Huntington Bancshares, Inc.	138,073	0.0
4,910		Intercontinental Exchange, Inc.	1,258,237	0.3
192,291		Intesa Sanpaolo SpA - ISP	638,602	0.1
11,500		Iyo Bank Ltd.	111,731	0.0
2,118		Jones Lang LaSalle, Inc.	338,583	0.1
39,075		JPMorgan Chase & Co.	2,580,122	0.6
1,895		KBC Groep NV	118,488	0.0
79,059	@	Keycorp	1,042,788	0.2
16,710		Land Securities Group PLC	289,670	0.1
11,306		LaSalle Hotel Properties	284,459	0.1
21,363		Lazard Ltd.	961,549	0.2
33,113		Liberty Property Trust	1,028,159	0.2
14,239		Lincoln National Corp.	715,652	0.2
43,500		Link REIT	259,342	0.1
477		MarketAxess Holdings, Inc.	53,228	0.0
13,350		Mid-America Apartment Communities, Inc.	1,212,313	0.3
23,100		Mitsubishi UFJ Financial Group, Inc.	143,087	0.0
10,100		MS&AD Insurance Group Holdings, Inc.	296,179	0.1
9,635	@	Moody's Corp.	966,776	0.2
1,092		Muenchener Rueckversicherungs-Gesellschaft AG	217,568	0.1
4,167		National Australia Bank Ltd.	90,931	0.0
80,000		New World Development Ltd.	78,555	0.0
3,260	L	New York Community Bancorp., Inc.	53,203	0.0
16,400		NKSJ Holdings, Inc.	538,489	0.1
19,719		Nordea Bank AB	216,352	0.1
90,458		Old Mutual PLC	237,966	0.1
47,900		Oversea-Chinese Banking Corp.	296,138	0.1
11,447		PacWest Bancorp	493,366	0.1
39,676		Platinum Asset Management Ltd.	231,842	0.1
7,394		Primerica, Inc.	349,219	0.1
6,352		Prosperity Bancshares, Inc.	304,007	0.1
9,149		Prudential Financial, Inc.	744,820	0.2
20,705		QBE Insurance Group Ltd.	188,315	0.0

See Accompanying Notes to Financial Statements

2

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
2,213	@	Raymond James Financial, Inc.	128,288	0.0
3,708		Reinsurance Group of America, Inc.	317,219	0.1
3,623		RenaissanceRe Holdings Ltd.	410,087	0.1
11,308		Sampo OYJ	574,249	0.1
8,700		Softbank Investment Corp.	93,881	0.0
70,342		Scentre Group	213,357	0.1
6,964		SEI Investments Co.	364,914	0.1
4,097		Signature Bank	628,357	0.1
5,494		Simon Property Group, Inc.	1,068,253	0.2
19,700		SLM Corp.	128,444	0.0
3,431		Societe Generale	158,109	0.0
9,055	@	Stifel Financial Corp.	383,570	0.1
6,700		Sumitomo Mitsui Financial Group, Inc.	252,865	0.1
140,000		Sumitomo Mitsui Trust Holdings, Inc.	530,226	0.1
4,026	@	SVB Financial Group	478,691	0.1
2,234	@	Synovus Financial Corp.	72,337	0.0
5,592	@	Taubman Centers, Inc.	429,018	0.1
28,212	@	TD Ameritrade Holding Corp.	979,238	0.2
10,722		UBS Group AG	208,001	0.0
2,478		UDR, Inc.	93,098	0.0
16,700		United Overseas Bank Ltd.	230,240	0.1
27,493		Unum Group	915,242	0.2
4,779		Urban Edge Properties	112,068	0.0
7,541		Validus Holdings Ltd.	349,073	0.1
8,735		Waddell & Reed Financial, Inc.	250,345	0.1
5,038	@	Webster Financial Corp.	187,363	0.0
12,789	@	Weingarten Realty Investors	442,244	0.1
58,666		Wells Fargo & Co.	3,189,084	0.7
4,498		Westpac Banking Corp.	109,030	0.0
46,000		Wharf Holdings Ltd.	253,620	0.1
28,000		Wheelock & Co., Ltd.	117,493	0.0
35,420		WP GLIMCHER, Inc.	375,806	0.1
2,444		Zurich Insurance Group AG	627,864	0.1
			51,633,881	11.6

		Health Care: 7.5%
3,320	@	Abiomed, Inc.	299,730	0.1
3,482		Allergan plc	1,088,125	0.2
9,605		Amgen, Inc.	1,559,180	0.4
12,203		AstraZeneca PLC	824,285	0.2
2,793		Bayer AG	348,821	0.1
3,683		Biogen, Inc.	1,128,287	0.3
613		Bio-Rad Laboratories, Inc.	84,999	0.0
39,181		Bristol-Myers Squibb Co.	2,695,261	0.6
9,598	@	Celgene Corp.	1,149,456	0.3
8,514	@	Centene Corp.	560,306	0.1
4,287		Charles River Laboratories International, Inc.	344,632	0.1
4,330	@	Community Health Systems, Inc.	114,875	0.0
16,400		Daiichi Sankyo Co., Ltd.	338,491	0.1
14,020	@	Edwards Lifesciences Corp.	1,107,300	0.3
18,522		Gilead Sciences, Inc.	1,874,241	0.4
23,968		GlaxoSmithKline PLC	484,057	0.1
4,846		Health Net, Inc.	331,757	0.1
4,008		Hill-Rom Holdings, Inc.	192,624	0.0
16,810		Hologic, Inc.	650,379	0.1
6,230		McKesson Corp.	1,228,743	0.3
6,900		Medipal Holdings Corp.	117,604	0.0
3,566		Mednax, Inc.	255,540	0.1
17,603	@	Medtronic PLC	1,354,023	0.3
57,967		Merck & Co., Inc.	3,061,817	0.7
1,874	@	Mettler Toledo International, Inc.	635,530	0.1
4,995	L	Molina Healthcare, Inc.	300,349	0.1
14,186		Novartis AG	1,220,269	0.3
8,122		Novo Nordisk A/S	470,249	0.1
1,486	@	Owens & Minor, Inc.	53,466	0.0
68,307		Pfizer, Inc.	2,204,950	0.5
2,713		Quintiles Transnational Holdings, Inc.	186,275	0.0
1,247		Resmed, Inc.	66,951	0.0
4,576		Roche Holding AG	1,268,048	0.3
2,422		Sanofi	206,408	0.0
4,840		Shire PLC	332,062	0.1
4,568		Shire PLC ADR	936,440	0.2
6,937		STERIS PLC	522,634	0.1
3,000		Suzuken Co., Ltd.	114,006	0.0
5,606		Teva Phaemaceutical Industries Ltd.	365,741	0.1
875		United Therapeutics Corp.	137,034	0.0
22,946		UnitedHealth Group, Inc.	2,699,367	0.6
4,574	@	WellCare Health Plans, Inc.	357,732	0.1
			33,272,044	7.5

		Industrials: 6.6%
451	@	Acuity Brands, Inc.	105,444	0.0
10,674	@	Aecom Technology Corp.	320,540	0.1
4,772		Alaska Air Group, Inc.	384,194	0.1
6,695	L	Alstom SA	204,499	0.0
22,860	@	Ametek, Inc.	1,225,068	0.3
178		AP Moller - Maersk A/S - Class B	232,166	0.1
17,318		BAE Systems PLC	127,505	0.0
5,269		Boeing Co.	761,845	0.2
5,202		Carlisle Cos., Inc.	461,365	0.1
21,334		CK Hutchison Holdings Ltd.	286,770	0.1
4,694		Clarcor, Inc.	233,198	0.1
33,863		CNH Industrial NV	231,927	0.0
16,083		Danaher Corp.	1,493,789	0.3
10,161		Deere & Co.	774,980	0.2
29,181		Delta Air Lines, Inc.	1,479,185	0.3
445		Deluxe Corp.	24,270	0.0
9,725		easyJet PLC	249,418	0.1
5,964		Airbus Group SE	401,901	0.1
5,160		Fortune Brands Home & Security, Inc.	286,380	0.1
6,689		General Dynamics Corp.	918,801	0.2
89,781		General Electric Co.	2,796,678	0.6
11,890		Hubbell, Inc.	1,201,366	0.3
1,595		Huntington Ingalls Industries, Inc.	202,326	0.0
18,622		Ingersoll-Rand PLC - Class A	1,029,610	0.2
10,400		Itochu Corp.	123,016	0.0
3,000		Japan Airlines Co. Ltd.	107,379	0.0
19,765		JetBlue Airways Corp.	447,677	0.1
18,599		LIXIL Group Corp.	413,078	0.1
938		KLX, Inc.	28,881	0.0
18,800		Komatsu Ltd.	307,614	0.1
19,438		Koninklijke Philips NV	496,143	0.1
884		Lennox International, Inc.	110,412	0.0
8,615		Lincoln Electric Holdings, Inc.	447,032	0.1
5,822	@	Manpower, Inc.	490,736	0.1
4,033		Metso OYJ	90,340	0.0

See Accompanying Notes to Financial Statements

3

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
29,900		Mitsubishi Corp.	497,330	0.1
28,000		Mitsubishi Electric Corp.	293,912	0.1
40,548	@	Mueller Water Products, Inc.	348,713	0.1
4,951		Northrop Grumman Corp.	934,798	0.2
6,206		Orbital ATK, Inc.	554,444	0.1
5,002		Regal-Beloit Corp.	292,717	0.1
7,401		Roper Technologies, Inc.	1,404,636	0.3
36,615		Royal Mail PLC	239,825	0.1
8,310		Siemens AG	803,963	0.2
14,274		SKF AB - B Shares	230,544	0.0
7,499		Stanley Black & Decker, Inc.	800,368	0.2
4,229		Teledyne Technologies, Inc.	375,112	0.1
17,013		Textron, Inc.	714,716	0.2
5,596		Toro Co.	408,900	0.1
689	@	Towers Watson & Co.	88,509	0.0
2,609	@	TransDigm Group, Inc.	596,026	0.1
10,469	@	Trinity Industries, Inc.	251,465	0.1
6,859	@,L	United States Steel Corp.	54,735	0.0
33,149		Volvo AB - B Shares	307,376	0.1
5,092		Wabtec Corp.	362,143	0.1
10,634		Waste Connections, Inc.	598,907	0.1
5,439		Wolseley PLC	295,410	0.1
2,949	@	Woodward, Inc.	146,447	0.0
			29,096,529	6.6

		Information Technology: 9.5%
16,951		Activision Blizzard, Inc.	656,173	0.1
17,561	@	Adobe Systems, Inc.	1,649,680	0.4
5,148	@	Alphabet, Inc. - Class A	4,005,195	0.9
7,483		Amadeus IT Holding S.A.	329,812	0.1
6,733	@	Ansys, Inc.	622,802	0.1
55,703		Apple, Inc.	5,863,298	1.3
4,805	@	ARRIS Group, Inc.	146,889	0.0
1,687		Arrow Electronics, Inc.	91,402	0.0
8,937	@	Avago Technologies Ltd.	1,297,206	0.3
4,429		Broadridge Financial Solutions, Inc. ADR	237,970	0.1
28,561		Brocade Communications Systems, Inc.	262,190	0.1
3,357		Cap Gemini SA	311,483	0.1
1,741		CDK Global, Inc.	82,645	0.0
78,263		Cisco Systems, Inc.	2,125,232	0.5
20,167		Cognizant Technology Solutions Corp.	1,210,423	0.3
2,190	@	Commvault Systems, Inc.	86,176	0.0
30,306		Computershare Ltd.	255,011	0.1
4,309		CoreLogic, Inc.	145,903	0.0
30,039		Cypress Semiconductor Corp.	294,683	0.1
12,928	@	Electronic Arts, Inc.	888,412	0.2
3,317		F5 Networks, Inc.	321,616	0.1
13,777	@	Facebook, Inc.	1,441,901	0.3
584		Fair Isaac Corp.	55,001	0.0
13,310		Fortinet, Inc.	414,873	0.1
4,700		Fuji Photo Film Co., Ltd.	196,143	0.0
582		Gartner, Inc.	52,787	0.0
921		Global Payments, Inc.	59,414	0.0
34,300	L	GungHo Online Entertainment, Inc.	93,180	0.0
66,900		Hitachi Ltd.	379,081	0.1
12,232		Ingram Micro, Inc.	371,608	0.1
18,308		Integrated Device Technology, Inc.	482,416	0.1
61,231		Intel Corp.	2,109,408	0.5
3,955		InterDigital, Inc.	193,953	0.0
18,133		Intersil Corp.	231,377	0.0
1,961	@	j2 Global, Inc.	161,429	0.0
14,900		Konica Minolta Holdings, Inc.	149,226	0.0
6,680		Manhattan Associates, Inc.	442,016	0.1
24,058	L	Microchip Technology, Inc.	1,119,659	0.3
83,440		Microsoft Corp.	4,629,251	1.0
4,600		Mixi, Inc.	172,056	0.0
10,085	@	National Instruments Corp.	289,339	0.1
11,513	L	NeuStar, Inc.	275,967	0.1
8,520		NXP Semiconductor NV - NXPI - US	717,810	0.2
6,443		Plantronics, Inc.	305,527	0.1
23,976		Polycom, Inc.	301,858	0.1
15,232		Red Hat, Inc.	1,261,362	0.3
14,400		Ricoh Co., Ltd.	148,274	0.0
5,280	@	Salesforce.com, Inc.	413,952	0.1
3,890		SAP SE	308,685	0.1
1,869		Science Applications International Corp.	85,563	0.0
6,900		Seiko Epson Corp.	106,254	0.0
4,310		SolarWinds, Inc.	253,859	0.1
1,143		Synopsys, Inc.	52,132	0.0
3,952		Tech Data Corp.	262,334	0.1
2,852		Tyler Technologies, Inc.	497,161	0.1
2,890		Ultimate Software Group, Inc.	565,024	0.1
32,909		Visa, Inc. - Class A	2,552,093	0.6
2,487		WEX, Inc.	219,851	0.0
			42,256,025	9.5

		Materials: 2.4%
3,275		Air Liquide SA	367,675	0.1
2,296		Albemarle Corp.	128,599	0.0
474		Ashland, Inc.	48,680	0.0
9,838		BASF SE	749,444	0.2
40,386		BHP Billiton Ltd.	519,749	0.1
5,359		Carpenter Technology Corp.	162,217	0.0
7,742		Chemours Co.	41,497	0.0
27,990		Commercial Metals Co.	383,183	0.1
24,277		Crown Holdings, Inc.	1,230,844	0.3
23,632		Dow Chemical Co.	1,216,575	0.3
14,482		Eastman Chemical Co.	977,680	0.2
22,661		International Paper Co.	854,320	0.2
16,100		JSR Corp.	250,908	0.0
8,708		Koninklijke DSM NV	436,669	0.1
4,448		Minerals Technologies, Inc.	203,985	0.1
18,002		Olin Corp.	310,715	0.1
20,158		Packaging Corp. of America	1,270,962	0.3
3,660		Reliance Steel & Aluminum Co.	211,951	0.1
2,019		Royal Gold, Inc.	73,633	0.0
6,100		Shin-Etsu Chemical Co., Ltd.	331,632	0.1
27,367	@	Steel Dynamics, Inc.	489,048	0.1
5,832	@	Worthington Industries, Inc.	175,776	0.0
3,709		Yara International ASA	159,517	0.0
			10,595,259	2.4

		Telecommunication Services: 1.0%
54,944		AT&T, Inc.	1,890,623	0.4
227,093		Bezeq Israeli Telecommunication Corp., Ltd.	499,914	0.1
3,968		Elisa OYJ	149,296	0.1

See Accompanying Notes to Financial Statements

4

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Telecommunication Services: (continued)
24,511		Orange SA	409,966	0.1
8,500		KDDI Corp.	220,747	0.1
2,034		Millicom International Cellular S.A.	116,711	0.0
10,201		Nippon Telegraph & Telephone Corp.	405,981	0.1
12,400		NTT DoCoMo, Inc.	254,344	0.1
198,000		PCCW Ltd.	115,742	0.0
8,204		Telenor ASA	136,749	0.0
38,858		Vodafone Group PLC	126,008	0.0
			4,326,081	1.0

		Utilities: 2.0%
18,892		American Electric Power Co., Inc.	1,100,837	0.3
5,209		Cleco Corp.	271,962	0.1
17,486		DTE Energy Co.	1,402,202	0.3
79,892		Enel S.p.A.	335,013	0.1
31,306		EDP - Energias de Portugal SA	112,807	0.0
24,865		Gas Natural SDG S.A.	507,056	0.1
28,500		Power Assets Holdings Ltd.	261,275	0.1
2,073	@	Idacorp, Inc.	140,964	0.0
14,865		OGE Energy Corp.	390,801	0.1
8,818		ONE Gas, Inc.	442,399	0.1
28,381		PG&E Corp.	1,509,585	0.4
870		Pinnacle West Capital Corp.	56,098	0.0
5,680	@	Questar Corp.	110,647	0.0
10,047		RWE AG	126,667	0.0
9,720		Sempra Energy	913,777	0.2
13,700		Suez Environnement S.A.	256,237	0.0
21,336		Talen Energy Corp.	132,923	0.0
60,000		Tokyo Gas Co., Ltd.	281,928	0.1
12,853	@	UGI Corp.	433,917	0.1
744		WGL Holdings, Inc.	46,865	0.0
			8,833,960	2.0

	Total Common Stock
	(Cost $245,115,796)		250,917,704	56.6

EXCHANGE-TRADED FUNDS: 5.8%
37,981		iShares Barclays 20+ Year Treasury Bond Fund	4,581,268	1.0
205,700		iShares MSCI Emerging Markets Index Fund	6,621,483	1.5
3,798		iShares Russell 1000 Value Index Fund	371,672	0.1
4,500		iShares S&P MidCap 400 Index Fund	627,210	0.2
403,515		PowerShares Senior Loan Portfolio	9,038,736	2.0
133,500		SPDR Barclays Capital High Yield Bond ETF	4,526,985	1.0

	Total Exchange-Traded Funds
	(Cost $29,696,546)		25,767,354	5.8

MUTUAL FUNDS: 4.0%
		Affiliated Investment Companies: 3.0%
1,790,829		Voya High Yield Bond Fund - Class P	13,431,216	3.0

		Unaffiliated Investment Companies: 1.0%
965,993	@	Credit Suisse Commodity Return Strategy Fund - Class I	4,356,627	1.0

	Total Mutual Funds
	(Cost $20,072,597)		17,787,843	4.0

PREFERRED STOCK: 0.0%
		Consumer Discretionary: 0.0%
1,165		Volkswagen AG	168,203	0.0

	Total Preferred Stock
	(Cost $289,361)		168,203	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 9.5%
		Basic Materials: 0.5%
30,000		Albemarle Corp., 3.000%, 12/01/19	29,462	0.0
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	297,620	0.1
60,000	L	ArcelorMittal, 6.500%, 03/01/21	48,593	0.0
29,000		Barrick Gold Corp., 4.100%, 05/01/23	24,918	0.0
181,000		Barrick North America Finance LLC, 5.750%, 05/01/43	131,283	0.0
112,000		BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	101,855	0.0
200,000	#	BHP Billiton Finance USA Ltd., 6.750%, 10/19/75	193,500	0.1
115,000		Eastman Chemical Co., 2.700%, 01/15/20	114,018	0.0
200,000		EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	201,200	0.1
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	66,698	0.0
25,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	24,771	0.0
38,000	#	Glencore Funding LLC, 2.500%, 01/15/19	31,752	0.0
84,000	#,L	Glencore Funding LLC, 2.875%, 04/16/20	65,583	0.0
73,000		Goldcorp, Inc., 3.700%, 03/15/23	66,782	0.0
205,000	L	Huntsman International LLC, 4.875%, 11/15/20	188,088	0.1
200,000		Metalloinvest Finance Ltd., 6.500%, 07/21/16	202,715	0.1
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	74,531	0.0
85,000		PolyOne Corp., 5.250%, 03/15/23	83,300	0.0
54,000		Steel Dynamics, Inc., 5.125%, 10/01/21	50,220	0.0
200,000		Vedanta Resources PLC, 8.250%, 06/07/21	117,339	0.0
			2,114,228	0.5

		Communications: 1.4%
73,000		21st Century Fox America, Inc., 3.000%, 09/15/22	72,049	0.0

See Accompanying Notes to Financial Statements

5

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
68,000		21st Century Fox America, Inc., 5.400%, 10/01/43	71,035	0.0
69,000		21st Century Fox America, Inc., 6.900%, 03/01/19	78,449	0.0
200,000		Alibaba Group Holding Ltd, 3.600%, 11/28/24	191,768	0.1
28,000		AT&T, Inc., 3.400%, 05/15/25	26,967	0.0
41,000		AT&T, Inc., 3.000%, 06/30/22	39,942	0.0
61,000		AT&T, Inc., 4.800%, 06/15/44	56,092	0.0
79,000		AT&T, Inc., 5.350%, 09/01/40	78,292	0.0
147,000		Cablevision Systems Corp., 8.625%, 09/15/17	155,085	0.1
68,000		CBS Corp., 2.300%, 08/15/19	67,309	0.0
64,000		CBS Corp., 3.700%, 08/15/24	62,388	0.0
89,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	89,138	0.0
285,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	286,069	0.1
20,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	20,550	0.0
131,000	#	CCO Safari II LLC, 4.464%, 07/23/22	130,691	0.0
32,000	#	CCO Safari II LLC, 4.908%, 07/23/25	32,017	0.0
90,000		CenturyLink, Inc., 6.750%, 12/01/23	84,712	0.0
30,000		Cisco Systems, Inc., 3.000%, 06/15/22	30,542	0.0
40,000	#	CommScope, Inc., 5.500%, 06/15/24	38,150	0.0
33,000	#	CommScope, Inc., 5.000%, 06/15/21	31,762	0.0
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	125,305	0.0
64,000	#	Cox Communications, Inc., 3.850%, 02/01/25	58,791	0.0
51,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	51,424	0.0
224,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	209,420	0.1
40,000		DISH DBS Corp., 4.250%, 04/01/18	40,200	0.0
120,000		DISH DBS Corp., 5.875%, 07/15/22	112,200	0.0
56,000		eBay, Inc., 2.600%, 07/15/22	52,224	0.0
62,000		eBay, Inc., 2.875%, 08/01/21	61,102	0.0
102,000		eBay, Inc., 4.000%, 07/15/42	80,851	0.0
102,000		Equinix, Inc., 5.375%, 04/01/23	104,550	0.0
190,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	166,250	0.1
200,000	#,L	Millicom International Cellular SA, 4.750%, 05/22/20	180,000	0.1
220,000		Netflix, Inc., 5.750%, 03/01/24	227,150	0.1
20,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	19,825	0.0
200,000	#	Numericable Group SA, 6.000%, 05/15/22	194,500	0.1
43,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	42,344	0.0
170,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	165,962	0.1
209,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	219,450	0.1
200,000	#	SoftBank Group Corp., 4.500%, 04/15/20	199,500	0.1
95,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	96,425	0.0
110,000		TEGNA, Inc., 5.125%, 07/15/20	114,400	0.0
100,000		TEGNA, Inc., 6.375%, 10/15/23	105,750	0.0
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	395,284	0.1
98,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	98,272	0.0
60,000		Time Warner Cable, Inc., 4.050%, 12/15/23	61,353	0.0
94,000		Time Warner Cable, Inc., 5.350%, 12/15/43	94,122	0.0
171,000		Time Warner Cable, Inc., 5.875%, 11/15/40	162,531	0.1
60,000		Time Warner, Inc., 4.850%, 07/15/45	57,316	0.0
101,000		Time Warner, Inc., 6.500%, 11/15/36	114,691	0.0
100,000		T-Mobile USA, Inc., 5.250%, 09/01/18	102,270	0.0
35,000		T-Mobile USA, Inc., 6.250%, 04/01/21	36,225	0.0
95,000		T-Mobile USA, Inc., 6.625%, 04/01/23	97,137	0.0
120,000		Verizon Communications, Inc., 3.000%, 11/01/21	119,864	0.0
64,000		Verizon Communications, Inc., 3.500%, 11/01/24	63,363	0.0
44,000		Verizon Communications, Inc., 4.862%, 08/21/46	41,788	0.0
131,000		Verizon Communications, Inc., 5.012%, 08/21/54	120,404	0.0
84,000		Verizon Communications, Inc., 5.050%, 03/15/34	83,889	0.0
220,000		Verizon Communications, Inc., 5.150%, 09/15/23	242,265	0.1
81,000		Verizon Communications, Inc., 6.550%, 09/15/43	96,496	0.0
110,000	#	West Corp., 5.375%, 07/15/22	95,287	0.0
			6,353,187	1.4

		Consumer, Cyclical: 0.4%
90,000		American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 09/22/27	89,887	0.0
70,000		American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 09/22/27	70,787	0.0

See Accompanying Notes to Financial Statements

6

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
110,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	111,650	0.0
112,000		CVS Health Corp., 2.800%, 07/20/20	112,667	0.0
53,000		CVS Health Corp., 3.500%, 07/20/22	54,034	0.0
95,000		CVS Health Corp., 5.125%, 07/20/45	100,462	0.0
49,000		Ford Motor Co., 4.750%, 01/15/43	46,358	0.0
200,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	199,783	0.1
143,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	168,634	0.1
48,000		General Motors Financial Co., Inc., 3.100%, 01/15/19	47,975	0.0
59,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	57,361	0.0
70,000		Johnson Controls, Inc., 4.625%, 07/02/44	59,542	0.0
30,000		Kohls Corp., 4.750%, 12/15/23	30,682	0.0
67,000		Kohl's Corp., 5.550%, 07/17/45	62,578	0.0
120,000	L	McDonald's Corp., 3.375%, 05/26/25	117,827	0.1
78,000		McDonald's Corp., 3.700%, 01/30/26	78,118	0.0
70,000		McDonald's Corp., 4.875%, 12/09/45	70,652	0.0
112,000		MDC Holdings, Inc., 6.000%, 01/15/43	89,040	0.0
42,000		Newell Rubbermaid, Inc., 2.150%, 10/15/18	40,681	0.0
55,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	53,127	0.0
15,000		Ryland Group, Inc., 6.625%, 05/01/20	16,425	0.0
113,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	124,865	0.1
			1,803,135	0.4

		Consumer, Non-cyclical: 1.5%
169,000		AbbVie, Inc., 2.500%, 05/14/20	167,501	0.1
30,000		AbbVie, Inc., 3.200%, 11/06/22	29,587	0.0
125,000		Actavis Funding SCS, 2.350%, 03/12/18	125,216	0.0
91,000		Actavis Funding SCS, 3.450%, 03/15/22	91,269	0.0
114,000		Altria Group, Inc., 2.625%, 01/14/20	114,314	0.0
60,000		AmerisourceBergen Corp., 3.250%, 03/01/25	58,239	0.0
261,000		Amsurg Corp., 5.625%, 07/15/22	259,369	0.1
120,000		AstraZeneca PLC, 1.750%, 11/16/18	119,714	0.0
130,000		AstraZeneca PLC, 2.375%, 11/16/20	129,268	0.1
70,000		Automatic Data Processing, Inc., 3.375%, 09/15/25	71,506	0.0
60,000	#	BAT International Finance PLC, 3.500%, 06/15/22	61,631	0.0
64,000		Becton Dickinson and Co., 1.800%, 12/15/17	63,941	0.0
64,000		Becton Dickinson and Co., 2.675%, 12/15/19	64,426	0.0
17,000		Becton Dickinson and Co., 3.734%, 12/15/24	17,188	0.0
32,000		Biogen, Inc., 4.050%, 09/15/25	32,229	0.0
61,000		Cardinal Health, Inc., 2.400%, 11/15/19	61,055	0.0
104,000		Celgene Corp., 2.250%, 05/15/19	103,180	0.0
26,000		Celgene Corp., 3.875%, 08/15/25	25,969	0.0
77,000		Celgene Corp., 4.000%, 08/15/23	79,194	0.0
140,000		Coca-Cola Co., 0.875%, 10/27/17	139,523	0.1
170,000		Coca-Cola Co., 1.875%, 10/27/20	168,451	0.1
40,000		Danaher Corp., 2.400%, 09/15/20	40,030	0.0
30,000		Danaher Corp., 3.350%, 09/15/25	30,510	0.0
100,000		General Mills, Inc., 2.200%, 10/21/19	100,122	0.0
37,000		Gilead Sciences, Inc., 2.550%, 09/01/20	37,028	0.0
80,000		Gilead Sciences, Inc., 3.500%, 02/01/25	80,766	0.0
150,000		Gilead Sciences, Inc., 3.650%, 03/01/26	151,521	0.1
100,000		HCA, Inc., 5.250%, 04/15/25	101,000	0.0
75,000		Hertz Corp., 4.250%, 04/01/18	76,125	0.0
80,000	#	HJ Heinz Co., 2.800%, 07/02/20	79,896	0.0
126,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	127,465	0.1
20,000		Humana, Inc., 3.150%, 12/01/22	19,483	0.0
200,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	200,667	0.1
95,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	86,450	0.0
55,000		JM Smucker Co/The, 3.000%, 03/15/22	54,802	0.0
122,000		Kroger Co., 2.300%, 01/15/19	122,423	0.0
64,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	64,254	0.0
150,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	148,291	0.1
60,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	58,989	0.0
100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	98,500	0.0
74,000		McKesson Corp., 2.284%, 03/15/19	73,770	0.0
40,000		Mead Johnson Nutrition Co., 3.000%, 11/15/20	40,051	0.0
160,000		Medtronic, Inc., 3.150%, 03/15/22	161,910	0.1
169,000		Medtronic, Inc., 3.500%, 03/15/25	171,201	0.1

See Accompanying Notes to Financial Statements

7

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
72,000		Medtronic, Inc., 4.375%, 03/15/35	72,883	0.0
160,000		Merck & Co., Inc., 2.350%, 02/10/22	157,236	0.1
70,000		Merck & Co., Inc., 2.750%, 02/10/25	68,234	0.0
40,000	#	Mylan NV, 3.750%, 12/15/20	40,088	0.0
160,000		Mylan, Inc., 2.600%, 06/24/18	158,881	0.1
10,000		Novartis Capital Corp., 3.000%, 11/20/25	9,879	0.0
110,000		Novartis Capital Corp., 4.000%, 11/20/45	108,104	0.0
102,000		PepsiCo, Inc., 2.150%, 10/14/20	101,642	0.0
69,000		Philip Morris International, Inc., 3.375%, 08/11/25	69,920	0.0
167,000		Philip Morris International, Inc., 4.250%, 11/10/44	161,721	0.1
10,000		Reynolds American, Inc., 4.450%, 06/12/25	10,484	0.0
30,000		Reynolds American, Inc., 5.700%, 08/15/35	32,966	0.0
63,000		Reynolds American, Inc., 6.150%, 09/15/43	71,656	0.0
79,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	73,371	0.0
100,000		St Jude Medical, Inc., 2.500%, 01/15/16	100,037	0.0
56,000		St Jude Medical, Inc., 2.800%, 09/15/20	56,082	0.0
69,000		St Jude Medical, Inc., 3.250%, 04/15/23	67,901	0.0
66,000		St Jude Medical, Inc., 4.750%, 04/15/43	64,750	0.0
55,000		Synchrony Financial, 3.750%, 08/15/21	55,034	0.0
60,000		Synchrony Financial, 3.000%, 08/15/19	59,979	0.0
75,000		Synchrony Financial, 4.250%, 08/15/24	74,125	0.0
60,000		Sysco Corp., 2.600%, 10/01/20	60,158	0.0
190,000		Tenet Healthcare Corp., 6.000%, 10/01/20	200,925	0.1
26,000		Tyson Foods, Inc., 3.950%, 08/15/24	26,744	0.0
100,000		United Rentals North America, Inc., 7.625%, 04/15/22	107,370	0.0
100,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	100,250	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	98,250	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,228	0.0
50,000		Zimmer Biomet Holdings, Inc., 4.450%, 08/15/45	46,141	0.0
			6,430,063	1.5

		Diversified: 0.0%
90,000		MUFG Americas Holdings Corp., 2.250%, 02/10/20	88,614	0.0

		Energy: 1.0%
59,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	61,892	0.0
90,000		Antero Resources Corp., 5.375%, 11/01/21	72,450	0.0
70,000		BP Capital Markets PLC, 2.315%, 02/13/20	69,035	0.0
56,000		BP Capital Markets PLC, 3.062%, 03/17/22	54,958	0.0
34,000		Cenovus Energy, Inc., 3.800%, 09/15/23	30,850	0.0
134,000		Chevron Corp., 2.419%, 11/17/20	133,425	0.1
21,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	19,069	0.0
45,000		ConocoPhillips Co., 4.300%, 11/15/44	37,479	0.0
151,000		Devon Energy Corp., 5.600%, 07/15/41	114,385	0.0
23,000	L	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	19,036	0.0
89,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	76,659	0.0
79,000		Enable Midstream Partners L.P., 3.900%, 05/15/24	60,534	0.0
114,000		Enbridge Energy Partners, 9.875%, 03/01/19	129,937	0.1
15,000		Enbridge, Inc., 3.500%, 06/10/24	12,591	0.0
24,000		Enbridge, Inc., 4.500%, 06/10/44	16,403	0.0
125,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	111,633	0.0
83,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	64,946	0.0
139,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	153,232	0.1
72,000		Ensco PLC, 4.500%, 10/01/24	49,666	0.0
21,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	18,891	0.0
45,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	41,263	0.0
60,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	49,193	0.0
39,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	37,165	0.0
98,000		FMC Technologies, Inc., 3.450%, 10/01/22	86,051	0.0
50,000		Halliburton Co., 2.700%, 11/15/20	49,476	0.0
53,000		Halliburton Co., 4.750%, 08/01/43	49,865	0.0
50,000		Halliburton Co., 4.850%, 11/15/35	49,210	0.0
25,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	20,875	0.0
275,000		KazMunayGas National Co. JSC, 7.000%, 05/05/20	291,960	0.1
63,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	53,725	0.0

See Accompanying Notes to Financial Statements

8

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
76,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	57,613	0.0
80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	80,706	0.0
16,000	L	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	13,857	0.0
25,000	L	Marathon Oil Corp., 3.850%, 06/01/25	20,162	0.0
30,000		Marathon Oil Corp., 5.200%, 06/01/45	21,426	0.0
37,000		Marathon Petroleum Corp., 5.000%, 09/15/54	29,720	0.0
71,000		Marathon Petroleum Corp., 6.500%, 03/01/41	71,288	0.0
83,000		Occidental Petroleum Corp., 3.500%, 06/15/25	81,211	0.0
60,000		ONEOK Partners L.P., 2.000%, 10/01/17	57,338	0.0
95,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	82,358	0.0
91,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	82,052	0.0
400,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	393,500	0.1
70,000		Rowan Cos, Inc., 5.850%, 01/15/44	42,345	0.0
60,000		Shell International Finance BV, 1.625%, 11/10/18	59,720	0.0
60,000		Shell International Finance BV, 2.250%, 11/10/20	59,167	0.0
240,000		Shell International Finance BV, 3.250%, 05/11/25	234,808	0.1
20,000		Shell International Finance BV, 4.375%, 05/11/45	18,959	0.0
170,000		Statoil ASA, 2.450%, 01/17/23	161,476	0.1
38,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	32,939	0.0
40,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	29,792	0.0
175,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	167,125	0.1
90,000	L	Transocean, Inc., 4.300%, 10/15/22	48,150	0.0
125,000		Williams Partners L.P., 3.600%, 03/15/22	98,485	0.0
150,000	#	YPF SA, 8.500%, 07/28/25	143,625	0.1
200,000	#,L	YPF SA, 8.875%, 12/19/18	202,750	0.1
			4,326,426	1.0

		Financial: 3.0%
254,000		Abbey National Treasury Services PLC/United Kingdom, 2.375%, 03/16/20	253,919	0.1
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	208,539	0.1
200,000	#	ABN AMRO Bank NV, 4.750%, 07/28/25	199,730	0.1
80,000		ACE INA Holdings, Inc., 2.300%, 11/03/20	79,515	0.0
277,000		Aegon NV, 2.142%, 07/29/49	221,133	0.1
19,000		American International Group, Inc., 3.750%, 07/10/25	18,879	0.0
7,000		American International Group, Inc., 8.175%, 05/15/68	9,223	0.0
95,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	90,725	0.0
70,000		American Express Credit Corp., 1.875%, 11/05/18	69,853	0.0
99,000		American Tower Corp., 3.400%, 02/15/19	101,648	0.0
62,000		American Tower Corp., 4.500%, 01/15/18	64,692	0.0
53,000		Aon PLC, 2.800%, 03/15/21	52,865	0.0
150,000	#	Athene Global Funding, 2.875%, 10/23/18	147,641	0.0
27,000		AvalonBay Communities, Inc., 3.500%, 11/15/24	26,937	0.0
23,000		AvalonBay Communities, Inc., 3.500%, 11/15/25	22,827	0.0
47,000		Bank of America Corp., 2.625%, 10/19/20	46,481	0.0
52,000		Bank of America Corp., 3.300%, 01/11/23	51,350	0.0
103,000		Bank of America Corp., 3.875%, 08/01/25	104,776	0.0
17,000		Bank of America Corp., 3.950%, 04/21/25	16,587	0.0
66,000		Bank of America Corp., 4.125%, 01/22/24	68,319	0.0
71,000		Bank of America Corp., 4.100%, 07/24/23	73,561	0.0
25,000		Bank of America Corp., 4.250%, 10/22/26	24,801	0.0
25,000		Bank of America Corp., 4.200%, 08/26/24	25,081	0.0
125,000		Bank of America Corp., 4.000%, 04/01/24	128,129	0.0
30,000		Bank of America Corp., 4.750%, 04/21/45	28,946	0.0
200,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	197,422	0.1
197,000	#	Barclays Bank PLC, 6.050%, 12/04/17	210,343	0.1
32,000	#	BNP Paribas SA, 4.375%, 09/28/25	31,405	0.0
200,000	#	BPCE SA, 5.150%, 07/21/24	202,050	0.1
200,000	#	BPCE SA, 5.700%, 10/22/23	210,585	0.1
65,000		CBRE Services, Inc., 5.250%, 03/15/25	65,965	0.0
100,000		Citigroup, Inc., 1.800%, 02/05/18	99,703	0.0
79,000		Citigroup, Inc., 2.650%, 10/26/20	78,514	0.0
90,000		Citigroup, Inc., 4.450%, 09/29/27	89,667	0.0
90,000		Citigroup, Inc., 4.000%, 08/05/24	89,357	0.0
112,000		Citigroup, Inc., 5.500%, 09/13/25	121,886	0.0
40,000		Citigroup, Inc., 6.675%, 09/13/43	49,215	0.0

See Accompanying Notes to Financial Statements

9

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
500,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	492,518	0.1
116,000		Comerica, Inc., 3.800%, 07/22/26	114,487	0.0
260,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 08/04/25	264,983	0.1
46,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	50,109	0.0
84,000		Corporate Office Properties L.P., 3.700%, 06/15/21	81,488	0.0
200,000	#	Credit Agricole SA, 4.375%, 03/17/25	194,053	0.1
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	215,960	0.1
132,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	130,891	0.0
52,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	50,334	0.0
77,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	77,083	0.0
250,000		Credit Suisse/New York NY, 1.750%, 01/29/18	249,367	0.1
262,000		Deutsche Bank AG/London, 1.875%, 02/13/18	259,899	0.1
117,000		Discover Financial Services, 5.200%, 04/27/22	125,341	0.0
136,000		Equity One, Inc., 3.750%, 11/15/22	131,533	0.0
17,000		Essex Portfolio L.P., 3.500%, 04/01/25	16,388	0.0
116,000		Fifth Third Bancorp, 4.500%, 06/01/18	122,238	0.0
100,000		Fifth Third Bancorp, 8.250%, 03/01/38	139,983	0.0
160,000		General Electric Capital Corp., 4.375%, 09/16/20	173,877	0.1
107,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	106,865	0.0
92,000		Goldman Sachs Group, Inc., 2.750%, 09/15/20	92,060	0.0
89,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	91,029	0.0
64,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	63,677	0.0
42,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	40,921	0.0
135,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	149,512	0.0
76,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	89,049	0.0
129,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	159,748	0.1
100,000	#	HBOS PLC, 6.750%, 05/21/18	109,327	0.0
25,000		HCP, Inc., 3.875%, 08/15/24	24,274	0.0
116,000		HCP, Inc., 4.250%, 11/15/23	116,360	0.0
25,000		HCP, Inc., 4.000%, 06/01/25	24,472	0.0
250,000		Huntington National Bank, 2.200%, 11/06/18	249,512	0.1
76,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	76,142	0.0
200,000	#	ING Bank NV, 2.000%, 11/26/18	199,343	0.1
80,000		Intercontinental Exchange, Inc., 2.750%, 12/01/20	80,068	0.0
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	198,874	0.1
400,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	412,260	0.1
103,000		JPMorgan Chase & Co., 1.625%, 05/15/18	102,278	0.0
89,000		JPMorgan Chase & Co., 2.550%, 10/29/20	88,267	0.0
70,000		JPMorgan Chase & Co., 3.875%, 09/10/24	69,795	0.0
84,000		JPMorgan Chase & Co., 3.900%, 07/15/25	86,610	0.0
72,000		JPMorgan Chase & Co., 4.125%, 12/15/26	72,028	0.0
75,000		JPMorgan Chase & Co., 6.100%, 10/29/49	75,476	0.0
184,000		JPMorgan Chase & Co., 6.000%, 12/29/49	184,203	0.1
62,000		JPMorgan Chase & Co., 6.125%, 12/29/49	62,775	0.0
25,000		Kimco Realty Corp., 3.125%, 06/01/23	24,247	0.0
250,000		Manufacturers & Traders Trust Co., 2.100%, 02/06/20	245,721	0.1
45,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	44,863	0.0
400,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	391,950	0.1
120,000		Morgan Stanley, 2.800%, 06/16/20	120,553	0.0
51,000		Morgan Stanley, 3.750%, 02/25/23	52,352	0.0
186,000		Morgan Stanley, 3.875%, 04/29/24	189,956	0.1
45,000		Morgan Stanley, 3.950%, 04/23/27	43,793	0.0
85,000		Morgan Stanley, 4.100%, 05/22/23	86,065	0.0
90,000		Morgan Stanley, 4.000%, 07/23/25	92,941	0.0
115,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	117,731	0.0
69,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 11/01/20	68,409	0.0
80,000	#	New York Life Global Funding, 1.550%, 11/02/18	79,391	0.0
25,000		Principal Financial Group, Inc., 3.400%, 05/15/25	24,560	0.0
70,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	69,891	0.0
55,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	56,925	0.0
50,000		Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	49,104	0.0

See Accompanying Notes to Financial Statements

10

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
70,000		Santander UK Group Holdings PLC, 2.875%, 10/16/20	69,665	0.0
200,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	198,328	0.1
70,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	65,835	0.0
73,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	70,980	0.0
85,000		Simon Property Group L.P., 3.500%, 09/01/25	86,220	0.0
59,000	#	Skandinaviska Enskilda Banken AB, 2.625%, 11/17/20	58,858	0.0
250,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	248,873	0.1
200,000	#	Swedbank AB, 2.200%, 03/04/20	197,856	0.1
60,000		Synchrony Financial, 2.700%, 02/03/20	58,928	0.0
41,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	41,065	0.0
212,000		Visa, Inc., 2.800%, 12/14/22	212,576	0.1
240,000		Visa, Inc., 3.150%, 12/14/25	240,807	0.1
90,000		Visa, Inc., 4.150%, 12/14/35	91,036	0.0
30,000		Washington Real Estate Investment Trust, 3.950%, 10/15/22	29,522	0.0
60,000		Wells Fargo & Co., 3.900%, 05/01/45	55,460	0.0
178,000		Wells Fargo & Co., 4.100%, 06/03/26	179,917	0.1
63,000		Wells Fargo & Co., 4.300%, 07/22/27	64,451	0.0
71,000		Wells Fargo & Co., 4.650%, 11/04/44	69,241	0.0
65,000		Wells Fargo & Co., 5.900%, 12/29/49	65,731	0.0
99,000		Wells Fargo & Co., 2.550%, 12/07/20	98,571	0.0
60,000		XLIT Ltd., 5.500%, 03/31/45	56,209	0.0
			13,516,307	3.0

		Industrial: 0.4%
80,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	79,269	0.0
60,000		Boeing Co., 1.650%, 10/30/20	58,780	0.0
40,000		Boeing Co., 2.600%, 10/30/25	38,774	0.0
25,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	25,625	0.0
30,000		Cummins, Inc., 4.875%, 10/01/43	31,043	0.0
75,000		Eaton Corp., 1.500%, 11/02/17	74,564	0.0
87,000		Eaton Corp., 4.150%, 11/02/42	80,523	0.0
47,000		Emerson Electric Co., 2.625%, 12/01/21	46,741	0.0
61,000		General Dynamics Corp., 2.250%, 11/15/22	58,741	0.0
118,000		General Electric Co., 4.100%, 12/29/49	117,853	0.1
123,000		General Electric Co., 4.000%, 12/29/49	123,154	0.1
14,000		Harris Corp., 3.832%, 04/28/25	13,817	0.0
37,000		Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	38,172	0.0
87,000		Jabil Circuit, Inc., 7.750%, 07/15/16	89,393	0.0
80,000		Lockheed Martin Corp., 2.500%, 11/23/20	79,810	0.0
39,000		Lockheed Martin Corp., 3.100%, 01/15/23	39,039	0.0
70,000		Lockheed Martin Corp., 3.550%, 01/15/26	70,504	0.0
90,000		Lockheed Martin Corp., 3.800%, 03/01/45	80,053	0.0
45,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	45,759	0.0
100,000	#	Sanmina Corp., 4.375%, 06/01/19	100,750	0.1
150,000	#	Siemens Financieringsmaatschappij NV, 2.900%, 05/27/22	150,255	0.1
60,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	60,082	0.0
47,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	46,879	0.0
50,000		Tyco International Finance SA, 3.900%, 02/14/26	50,244	0.0
89,000		Union Pacific Corp., 4.000%, 02/01/21	95,206	0.0
			1,695,030	0.4

		Technology: 0.7%
55,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	57,750	0.0
146,000		Apple Inc., 1.000%, 05/03/18	144,903	0.1
180,000		Apple, Inc., 1.550%, 02/07/20	177,174	0.1
90,000		Apple, Inc., 2.150%, 02/09/22	87,462	0.0
30,000		Apple, Inc., 2.500%, 02/09/25	28,741	0.0
180,000		Apple, Inc., 3.200%, 05/13/25	182,508	0.1
50,000		Applied Materials, Inc., 3.900%, 10/01/25	50,360	0.0
85,000	#	Audatex North America, Inc., 6.000%, 06/15/21	85,956	0.0
44,000		Fidelity National Information Services, Inc., 2.850%, 10/15/18	44,185	0.0
85,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	86,237	0.0
119,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	118,956	0.0
90,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	90,026	0.0
30,000	#	HP Enterprise Co., 3.600%, 10/15/20	30,104	0.0
30,000	#	HP Enterprise Co., 4.400%, 10/15/22	29,932	0.0

See Accompanying Notes to Financial Statements

11

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
7,000	#	HP Enterprise Co., 4.900%, 10/15/25	6,888	0.0
75,000		Intel Corp., 2.450%, 07/29/20	75,939	0.0
90,000		Intel Corp., 3.700%, 07/29/25	93,217	0.0
90,000		International Business Machines Corp., 1.125%, 02/06/18	89,430	0.0
120,000		International Business Machines Corp., 2.875%, 11/09/22	119,270	0.0
48,000		KLA-Tencor Corp., 4.125%, 11/01/21	48,154	0.0
160,000		Microsoft Corp., 1.300%, 11/03/18	159,801	0.1
300,000		Microsoft Corp., 2.000%, 11/03/20	300,320	0.1
40,000		Microsoft Corp., 2.375%, 02/12/22	39,528	0.0
50,000		Microsoft Corp., 3.500%, 02/12/35	46,313	0.0
30,000		Microsoft Corp., 4.200%, 11/03/35	30,673	0.0
200,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	208,750	0.1
169,000		Oracle Corp., 2.950%, 05/15/25	165,205	0.1
66,000		Oracle Corp., 3.625%, 07/15/23	68,370	0.0
83,000		Oracle Corp., 4.125%, 05/15/45	78,750	0.0
80,000		Qualcomm, Inc., 3.450%, 05/20/25	76,836	0.0
90,000		Qualcomm, Inc., 4.800%, 05/20/45	80,180	0.0
60,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	46,163	0.0
62,000		Xerox Corp., 2.750%, 09/01/20	58,489	0.0
			3,006,570	0.7

		Utilities: 0.6%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	221,000	0.1
22,000		Berkshire Hathaway Energy Co., 3.500%, 02/01/25	21,860	0.0
225,000	#	Calpine Corp., 6.000%, 01/15/22	233,368	0.1
50,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	45,038	0.0
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	64,779	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	97,491	0.0
219,000	#	Electricite de France SA, 2.350%, 10/13/20	215,876	0.1
27,000	#	Electricite de France SA, 3.625%, 10/13/25	26,462	0.0
27,000	#	Electricite de France SA, 4.950%, 10/13/45	26,316	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	206,000	0.1
74,000		Entergy Texas, Inc., 7.125%, 02/01/19	83,869	0.0
60,000		Exelon Corp., 2.850%, 06/15/20	59,750	0.0
79,000		FirstEnergy Corp., 2.750%, 03/15/18	79,398	0.0
190,000		FirstEnergy Corp., 4.250%, 03/15/23	193,695	0.1
70,000		Georgia Power Co., 1.950%, 12/01/18	69,867	0.0
68,000		Indiana Michigan Power Co., 7.000%, 03/15/19	77,135	0.0
37,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	37,326	0.0
279,000		Metropolitan Edison Co., 7.700%, 01/15/19	317,991	0.1
26,000		Nevada Power Co., 7.125%, 03/15/19	29,751	0.0
109,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	108,614	0.0
83,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	82,865	0.0
58,000		Nisource Finance Corp., 5.950%, 06/15/41	66,804	0.0
54,000		Pacific Gas & Electric Co., 3.400%, 08/15/24	54,322	0.0
83,000		Southwestern Electric Power Co., 5.550%, 01/15/17	85,807	0.0
67,000		TransAlta Corp., 4.500%, 11/15/22	58,324	0.0
70,000		Wisconsin Public Service Corp., 1.650%, 12/04/18	69,598	0.0
			2,633,306	0.6

	Total Corporate Bonds/Notes
	(Cost $42,586,699)		41,966,866	9.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%
121,593		Adjustable Rate Mortgage Trust 2006-2, 2.843%, 05/25/36	113,666	0.0
160,583		Alternative Loan Trust 2005-10CB 1A1, 0.922%, 05/25/35	131,387	0.0
217,734		Alternative Loan Trust 2005-51 3A2A, 1.547%, 11/20/35	185,395	0.1
255,466		Alternative Loan Trust 2005-J2, 0.822%, 04/25/35	214,109	0.1
54,478		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	46,584	0.0
227,223		Alternative Loan Trust 2006-19CB A12, 0.822%, 08/25/36	155,825	0.1
57,803		Alternative Loan Trust 2007-21CB, 0.822%, 09/25/37	36,793	0.0
58,407		Alternative Loan Trust 2007-23CB, 0.922%, 09/25/37	37,216	0.0
186,183		Alternative Loan Trust 2007-2CB, 1.022%, 03/25/37	128,835	0.0
159,423		American Home Mortgage Assets Trust 2006-3 2A11, 1.197%, 10/25/46	114,380	0.0
100,000	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	100,074	0.0

See Accompanying Notes to Financial Statements

12

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
190,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF, 2.331%, 01/15/28	187,803	0.1
72,395		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	72,870	0.0
250,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.558%, 06/10/49	253,654	0.1
120,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.558%, 06/10/49	118,725	0.0
180,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	182,763	0.1
30,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.809%, 02/10/51	30,076	0.0
498,633	^	Banc of America Commercial Mortgage Trust 2015-UBS7 XA, 0.944%, 09/15/48	31,726	0.0
190,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.402%, 07/10/42	190,225	0.1
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.762%, 03/11/41	79,912	0.0
36,558		Banc of America Mortgage 2005-J Trust 2A4, 2.947%, 11/25/35	34,023	0.0
3,700,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	186,695	0.1
105,548		Bear Stearns Adjustable Rate Mortgage Trust, 2.749%, 07/25/36	89,876	0.0
143,563		Bear Stearns ALT-A Trust 2005-10 22A1, 2.608%, 01/25/36	124,394	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.911%, 06/11/41	206,255	0.1
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	75,233	0.0
210,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.667%, 11/11/41	226,009	0.1
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.761%, 02/13/42	145,312	0.1
120,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.177%, 10/12/42	119,867	0.0
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.620%, 04/12/38	260,243	0.1
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.620%, 04/12/38	112,764	0.0
209,449	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	221,052	0.1
79,994		ChaseFlex Trust Series 2006-2 A3, 5.053%, 09/25/36	70,252	0.0
50,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	48,084	0.0
265,145		Citigroup Mortgage Loan Trust 2006-AR2, 2.726%, 03/25/36	243,182	0.1
15,512		Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 2.783%, 08/25/35	15,354	0.0
136,575		Citigroup Mortgage Loan Trust, Inc., 2.905%, 09/25/37	124,158	0.0
107,619		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	97,363	0.0
110,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.067%, 03/10/39	118,910	0.0
1,806,585	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.060%, 10/05/30	93,020	0.0
623,218	^	COMM 2013-LC6 XA Mortgage Trust, 1.742%, 01/10/46	42,718	0.0
745,057	^	Commercial Mortgage Pass Through Certificates, 1.394%, 04/10/47	52,782	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.047%, 06/10/36	81,120	0.0
40,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.049%, 12/10/49	40,626	0.0
2,380,000	#,^	Commercial Mortgage Trust, 0.595%, 10/15/45	89,482	0.0
931,031	^	Commercial Mortgage Trust, 1.828%, 08/15/45	77,962	0.0
17,441		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.922%, 11/25/35	11,086	0.0
209,664		Countrywide Alternative Loan Trust, 0.542%, 06/25/36	184,214	0.1
136,351		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	127,101	0.0
70,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	69,951	0.0
9,575	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	9,563	0.0
30,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	29,931	0.0

See Accompanying Notes to Financial Statements

13

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.258%, 05/15/36	55,115	0.0
36,093	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.380%, 07/27/37	36,214	0.0
509,662	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.127%, 11/10/46	10,758	0.0
304,021		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.542%, 08/25/36	245,306	0.1
458,718		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.612%, 10/25/36	258,867	0.1
80,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.322%, 07/25/24	73,088	0.0
440,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.322%, 11/25/24	448,804	0.1
70,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.422%, 05/25/25	66,596	0.0
66,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.722%, 02/25/25	64,049	0.0
60,000		Fannie Mae Connecticut Avenue Securities, 5.422%, 11/25/24	60,206	0.0
1,911,340	^	Fannie Mae Series 2011-M3 X, 0.002%, 07/25/21	22,639	0.0
121,781		First Horizon Alternative Mortgage Securities, 0.722%, 12/25/36	67,320	0.0
121,781	^	First Horizon Alternative Mortgage Securities, 6.278%, 12/25/36	32,696	0.0
35,699		First Horizon Alternative Mortgage Securities, 6.000%, 08/25/36	29,304	0.0
1,774,632	^	Freddie Mac Series K704 X1, 1.966%, 08/25/18	77,106	0.0
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.972%, 10/25/24	198,657	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.172%, 10/25/24	100,505	0.0
290,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.572%, 01/25/25	286,253	0.1
30,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.622%, 03/25/25	29,937	0.0
110,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.222%, 03/25/25	106,200	0.0
180,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.022%, 04/25/24	168,081	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.222%, 05/25/28	99,407	0.0
7,286,175	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	34,529	0.0
66,348		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.632%, 04/25/36	50,192	0.0
942,632	^	GS Mortgage Securities Corp. II, 2.519%, 05/10/45	84,875	0.0
130,000		GS Mortgage Securities Trust 2006-GG6 D, 5.666%, 04/10/38	129,882	0.0
50,000		GS Mortgage Securities Trust 2006-GG6, 5.666%, 04/10/38	49,961	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	90,702	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2, 5.188%, 12/10/43	101,735	0.0
38,288		HomeBanc Mortgage Trust 2006-2 A1, 0.602%, 12/25/36	34,026	0.0
99,692		Homebanc Mortgage Trust, 0.662%, 07/25/35	93,306	0.0
145,916		Homebanc Mortgage Trust, 1.282%, 08/25/29	137,612	0.0
235,092		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.632%, 04/25/46	182,518	0.1
90,000		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	90,253	0.0
1,050,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	22,305	0.0
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.587%, 05/15/41	41,130	0.0
3,095,888	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.600%, 01/15/46	52,960	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	29,787	0.0
40,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.366%, 06/12/41	38,901	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	30,001	0.0
1,461,718	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.746%, 06/15/45	92,015	0.0
137,276		JP Morgan Mortgage Trust 2005-A4 B1, 2.535%, 07/25/35	122,368	0.0
2,964,927	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 0.969%, 08/15/46	103,995	0.0

See Accompanying Notes to Financial Statements

14

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,279,680	^	JPMBB Commercial Mortgage Securities Trust, 1.263%, 04/15/47	58,994	0.0
1,337,591	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	9,874	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.284%, 02/15/40	188,804	0.1
140,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	149,086	0.1
30,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	29,967	0.0
60,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	62,149	0.0
130,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.840%, 06/15/38	131,472	0.0
40,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.840%, 06/15/38	39,849	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 5.990%, 09/15/39	60,702	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.990%, 09/15/39	60,518	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.990%, 09/15/39	59,957	0.0
7,247,667	#,^	LB-UBS Commercial Mortgage Trust, 0.652%, 11/15/38	33,900	0.0
17,338		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	18,264	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.066%, 10/15/36	93,042	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.990%, 09/15/39	183,156	0.1
82,429	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	81,950	0.0
101,768		Lehman XS Trust Series 2005-5N 1A2, 0.782%, 11/25/35	81,107	0.0
207,989		Lehman XS Trust Series 2006-14N 2A, 0.622%, 09/25/46	166,968	0.1
60,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL E, 6.750%, 11/15/26	65,088	0.0
100,000	#	Merrill Lynch Mortgage Trust 2005-MKB2 E, 6.067%, 09/12/42	105,132	0.0
40,000		Merrill Lynch Mortgage Trust 2006-C2 AJ, 5.802%, 08/12/43	39,990	0.0
55,000		Merrill Lynch Mortgage Trust, 5.666%, 05/12/39	54,879	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.438%, 09/15/47	105,566	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.438%, 09/15/47	103,147	0.0
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.438%, 09/15/47	141,589	0.0
0	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	–	–
200,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	181,660	0.1
50,456		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.632%, 04/25/36	43,854	0.0
100,000		Opteum Mortgage Acceptance Corp. Trust 2006-1, 0.722%, 04/25/36	82,711	0.0
45,571		Prime Mortgage Trust, 5.500%, 03/25/37	41,346	0.0
165,529	#	Springleaf Mortgage Loan Trust 2013-3A A, 1.870%, 09/25/57	165,452	0.1
96,250		Structured Asset Mortgage Investments, Inc., 0.882%, 04/19/35	89,664	0.0
125,414	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	128,448	0.0
942,307	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.089%, 08/10/49	87,121	0.0
180,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C22, 5.565%, 12/15/44	179,503	0.1
60,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.625%, 01/15/45	59,863	0.0
190,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.767%, 05/15/43	189,962	0.1
90,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.767%, 05/15/43	90,479	0.0
170,000		Wachovia Bank Commercial Mortgage Trust Series, 5.767%, 05/15/43	170,803	0.1
69,005		WaMu Mortgage Pass Through Certificates, 1.867%, 10/25/36	58,283	0.0
15,657		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.431%, 10/25/36	14,112	0.0
255,238		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.824%, 12/25/36	232,856	0.1
55,164		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.276%, 08/25/36	49,462	0.0
147,201		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.397%, 08/25/46	127,092	0.0

See Accompanying Notes to Financial Statements

15

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
262,902		WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust 3A2, 4.294%, 02/25/37	243,889	0.1
122,624		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.300%, 12/25/36	107,128	0.0
90,448		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 1.972%, 04/25/37	77,153	0.0
169,246		WaMu Mortgage Pass-Through Certificates, 2.224%, 07/25/37	145,138	0.1
59,401		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.522%, 12/25/36	39,613	0.0
421,118		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.247%, 06/25/46	294,489	0.1
109,348		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.852%, 06/25/37	79,666	0.0
947,923	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.061%, 10/15/45	83,211	0.0
275,310		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 2.740%, 08/25/35	272,743	0.1
95,238		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust 1A6, 2.736%, 09/25/35	91,018	0.0
83,701		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.733%, 10/25/36	79,910	0.0
18,761		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.733%, 10/25/36	17,911	0.0
96,909		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.738%, 05/25/36	92,521	0.0
89,350		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.808%, 04/25/36	86,949	0.0
40,720		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.792%, 07/25/37	34,901	0.0
104,920		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 2.767%, 12/28/37	97,248	0.0
84,400		Wells Fargo Mortgage Backed Securities Trust, 5.788%, 04/25/36	81,944	0.0
712,192	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.164%, 08/15/45	59,369	0.0
593,862	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.441%, 03/15/48	39,833	0.0

	Total Collateralized Mortgage Obligations
	(Cost $15,974,147)		16,133,216	3.6

U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.9%
2,466,000		2.875%, due 08/15/45	2,390,960	0.5
1,726,000		2.250%, due 11/15/25	1,722,306	0.4
			4,113,266	0.9

		U.S. Treasury Notes: 2.5%
3,668,000	L	0.875%, due 11/30/17	3,658,027	0.8
4,363,000		1.250%, due 12/15/18	4,354,640	1.0
1,311,000		1.750%, due 12/31/20	1,310,202	0.3
1,458,000		2.000%, due 11/30/22	1,450,214	0.4
			10,773,083	2.5

	Total U.S. Treasury Obligations
	(Cost $14,890,263)		14,886,349	3.4

ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed Securities: 0.2%
70,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	71,179	0.0
90,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	90,581	0.0
40,000		Capital Auto Receivables Asset Trust 2015-2 B, 2.290%, 05/20/20	39,791	0.0
30,000		Capital Auto Receivables Asset Trust 2015-2 C, 2.670%, 08/20/20	29,710	0.0
50,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/19	49,906	0.0
50,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/19	49,782	0.0
40,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	39,722	0.0
120,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	122,046	0.1
50,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	51,170	0.0
160,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	162,867	0.1
110,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	112,543	0.0
110,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	109,521	0.0
30,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	30,005	0.0
			958,823	0.2

See Accompanying Notes to Financial Statements

16

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
			Other Asset-Backed Securities: 1.4%
	200,000	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	–	–
	500,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	490,931	0.1
	250,000	#	Atrium V, 4.070%, 07/20/20	241,742	0.1
	22,044	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	21,908	0.0
	121,963	#	Black Diamond CLO 2005-1A C, 1.340%, 06/20/17	121,615	0.0
	250,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	241,045	0.1
	500,000	#	Carlyle High Yield Partners IX Ltd., 0.902%, 08/01/21	477,542	0.1
	17,886		Chase Funding Trust Series 2003-5 2A2, 1.022%, 07/25/33	16,405	0.0
	200,000	#	CIFC Funding 2006-II Ltd., 2.014%, 03/01/21	196,103	0.0
	96,297	#	CIFC Funding 2006-II Ltd., 4.414%, 03/01/21	94,254	0.0
	79,302	+	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.342%, 03/25/36	57,118	0.0
	250,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	246,583	0.1
	101,760		CSAB Mortgage-Backed Trust 2007-1, 5.858%, 05/25/37	56,529	0.0
	56,233	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	56,324	0.0
	100,000	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	97,262	0.0
	180,984		FBR Securitization Trust, 1.102%, 10/25/35	156,559	0.0
	132,889		First Franklin Mortgage Loan Trust 2006-FF5, 0.582%, 04/25/36	112,130	0.0
	250,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.773%, 10/28/19	250,059	0.1
	96,066	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	95,105	0.0
	99,148	#	HERO Funding Trust 2015-3, 4.280%, 09/20/41	99,474	0.0
	330,000	#	Kingsland III Ltd., 1.032%, 08/24/21	314,818	0.1
	250,000	#	Madison Park Funding Ltd. 2007-6A C, 1.320%, 07/26/21	237,227	0.1
	66,793	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	66,261	0.0
	78,275		Marketplace Loan Trust Series 2015-AV2, 4.000%, 10/15/21	77,590	0.0
	250,000	#	Momentum Capital Fund Ltd., 1.715%, 09/18/21	245,750	0.1
	250,000	#	MSIM Peconic Bay Ltd., 2.317%, 07/20/19	246,665	0.1
	500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	484,463	0.1
	300,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	283,910	0.1
	100,000	#	Purchasing Power Funding 2015-A A2, 4.750%, 12/25/49	99,587	0.0
	438,944		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.662%, 03/25/36	387,825	0.1
	91,418	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	89,673	0.0
	100,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	99,357	0.0
	250,000	#	St James River CLO Ltd. 2007-1A D, 2.792%, 06/11/21	242,876	0.1
	100,000	#	Telos CLO 2006-1A E Ltd., 4.571%, 10/11/21	99,859	0.0
	50,000	#	Trade MAPS 1 Ltd., 2.543%, 12/10/18	49,675	0.0
				6,154,224	1.4

		Total Asset-Backed Securities
		(Cost $7,159,384)		7,113,047	1.6

FOREIGN GOVERNMENT BONDS: 1.9%
EUR	1,175,000	#	Austria Government Bond, 1.650%, 10/21/24	1,378,767	0.3
	120,000		Brazil Government International Bond, 8.750%, 02/04/25	131,100	0.0
	45,000		Brazilian Government International Bond, 2.625%, 01/05/23	34,312	0.0
EUR	50,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	67,851	0.0
EUR	20,000		Bundesschatzanweisungen, -0.350%, 06/16/17	21,847	0.0
CAD	140,000		Canadian Government Bond, 3.500%, 12/01/45	131,278	0.0
	400,000		Colombia Government International Bond, 2.625%, 03/15/23	352,400	0.1
	128,000		Colombia Government International Bond, 8.125%, 05/21/24	153,792	0.0
	200,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	193,500	0.1
	200,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	187,600	0.1
	91,000		Guatemala Government Bond, 8.125%, 10/06/34	116,708	0.0
	184,000		Hungary Government International Bond, 5.375%, 02/21/23	201,059	0.1
	300,000		Indonesia Government International Bond, 8.500%, 10/12/35	374,339	0.1
	90,000		Inter-American Development Bank, 1.375%, 07/15/20	88,496	0.0
	165,000		Lebanon Government International Bond, 6.000%, 01/27/23	160,654	0.1

See Accompanying Notes to Financial Statements

17

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
MXN	6,490,000		Mexican Bonos, 6.500%, 06/10/21	391,454	0.1
	174,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	87,853	0.0
	47,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	19,000	0.0
	400,000	L	Petroleos Mexicanos, 4.500%, 01/23/26	352,400	0.1
	19,000		Petroleos Mexicanos, 4.875%, 01/18/24	17,765	0.0
	39,000		Petroleos Mexicanos, 5.500%, 01/21/21	39,437	0.0
	100,000		Philippine Government International Bond, 7.750%, 01/14/31	140,872	0.0
	50,000		Philippine Government International Bond, 9.500%, 02/02/30	78,935	0.0
	150,000		Romanian Government International Bond, 4.375%, 08/22/23	156,465	0.0
	10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,431	0.0
	104,125		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	124,990	0.0
EUR	1,400,000	#	Spain Government Bond, 1.600%, 04/30/25	1,513,461	0.4
EUR	410,000	#	Spain Government Bond, 2.750%, 10/31/24	486,473	0.1
	324,000		Turkey Government International Bond, 7.375%, 02/05/25	379,307	0.1
GBP	420,000		United Kingdom Gilt, 3.500%, 01/22/45	722,959	0.2
	74,871		Uruguay Government International Bond, 7.625%, 03/21/36	92,840	0.0

		Total Foreign Government Bonds
		(Cost $8,961,514)		8,208,345	1.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%
			Federal Home Loan Mortgage Corporation: 2.4%##
	754,000	W	0.010%, due 12/15/42	752,813	0.2
	28,231		2.500%, due 05/01/30	28,540	0.0
	28,089		2.500%, due 05/01/30	28,387	0.0
	38,741		2.500%, due 06/01/30	39,153	0.0
	643,000	W	2.500%, due 02/01/31	647,500	0.2
	56,112		3.000%, due 03/01/45	56,098	0.0
	54,964		3.000%, due 03/01/45	54,967	0.0
	330,904		3.000%, due 04/01/45	330,820	0.1
	249,010		3.000%, due 04/01/45	249,025	0.1
	619,154		3.000%, due 09/01/45	618,830	0.1
	876,242	^	3.500%, due 05/15/30	79,048	0.0
	1,297,000	W	3.500%, due 07/15/41	1,335,213	0.3
	111,708		3.500%, due 03/01/45	115,271	0.0
	463,613		4.000%, due 12/01/41	491,193	0.1
	84,638		4.000%, due 09/01/45	89,541	0.0
	272,950		4.000%, due 09/01/45	288,697	0.1
	130,062		4.000%, due 09/01/45	137,667	0.0
	95,712		4.000%, due 09/01/45	101,234	0.0
	61,689		4.000%, due 09/01/45	65,295	0.0
	72,196		4.000%, due 09/01/45	76,372	0.0
	235,354		4.000%, due 10/01/45	248,932	0.1
	1,061,150	^	4.500%, due 04/15/40	140,533	0.0
	472,678		4.500%, due 08/01/41	510,501	0.1
	897,604		4.500%, due 09/01/41	968,781	0.2
	36,627		4.500%, due 01/15/42	40,091	0.0
	59,983		5.000%, due 12/15/17	61,625	0.0
	143,583		5.000%, due 02/15/35	157,714	0.0
	148,396	^	5.142%, due 03/15/33	162,660	0.0
	193,847		5.500%, due 12/15/32	214,875	0.1
	55,260		5.500%, due 09/15/34	61,239	0.0
	362,640	^	5.500%, due 10/15/35	78,278	0.0
	418,644		5.500%, due 02/15/36	463,882	0.1
	177,142		5.500%, due 06/15/37	196,851	0.1
	11,203		5.500%, due 07/01/37	12,519	0.0
	182,861		5.500%, due 07/15/37	203,043	0.1
	157,377		6.000%, due 12/15/28	178,519	0.0
	239,206		6.000%, due 01/15/29	272,226	0.1
	261,134		6.000%, due 07/15/32	295,875	0.1
	272,580		6.000%, due 10/15/37	296,901	0.1
	2,184,297	^	6.270%, due 06/15/41	331,035	0.1
	8,266		6.500%, due 12/01/31	9,697	0.0
	574,151	^	7.420%, due 05/15/29	115,258	0.0
	54,597		20.613%, due 04/15/41	103,611	0.0
				10,710,310	2.4

			Federal National Mortgage Association: 3.0%##
	592,477		0.922%, due 12/25/40	594,173	0.1
	124,390		0.942%, due 03/25/37	125,372	0.0
	56,170		2.000%, due 11/25/42	55,565	0.0
	298,000	W	2.500%, due 01/15/28	300,379	0.1
	47,979		2.500%, due 05/01/30	48,434	0.0
	95,078		2.500%, due 06/01/30	95,970	0.0
	133,265		2.500%, due 06/01/30	134,515	0.0
	38,335		2.500%, due 07/01/30	38,695	0.0
	299,754		3.000%, due 08/01/30	309,471	0.1
	183,902		3.000%, due 09/01/30	189,971	0.0
	2,103,707	^	3.000%, due 02/25/33	301,451	0.1
	347,935		3.000%, due 01/25/38	358,085	0.1
	541,000	W	3.000%, due 09/25/42	541,047	0.1
	693,839		3.000%, due 07/01/43	699,754	0.2
	482,600		3.000%, due 07/01/43	483,757	0.1
	486,423		3.000%, due 04/01/45	487,253	0.1
	1,259,000	W	3.500%, due 06/25/42	1,299,038	0.3
	126,000	W	4.000%, due 08/25/40	133,339	0.0
	43,514		4.000%, due 07/01/42	46,183	0.0
	323,238		4.000%, due 07/01/42	343,224	0.1
	106,360		4.000%, due 06/01/45	112,929	0.0
	75,960		4.000%, due 06/01/45	80,582	0.0
	29,917		4.000%, due 11/01/45	31,643	0.0
	890,447	^	4.500%, due 07/25/30	141,685	0.0
	665,922		4.500%, due 10/25/36	715,594	0.2
	212,000	W	4.500%, due 01/25/39	228,967	0.1
	87,583		4.500%, due 11/01/40	94,831	0.0
	234,337		4.500%, due 10/01/41	253,682	0.1
	767,668		4.500%, due 05/01/44	829,462	0.2
	74,573		5.000%, due 06/01/33	82,515	0.0
	32,200		5.000%, due 07/25/34	32,391	0.0
	101,379		5.000%, due 07/01/35	112,174	0.0
	17,804		5.000%, due 02/01/36	19,653	0.0
	6,555		5.000%, due 07/01/36	7,253	0.0
	163,602		5.000%, due 07/01/37	181,035	0.0
	208,569		5.000%, due 07/01/37	230,806	0.1
	362,962		5.000%, due 05/25/40	393,752	0.1
	231,195		5.000%, due 11/01/40	256,127	0.1
	295,146		5.000%, due 04/25/41	326,375	0.1
	74,821		5.000%, due 05/01/41	82,667	0.0
	173,302		5.000%, due 06/01/41	191,476	0.0
	98,306		5.000%, due 06/01/41	108,605	0.0
	237,361		5.500%, due 12/01/36	266,287	0.1
	3,029,771	^	5.728%, due 07/25/33	620,922	0.1
	1,661		6.000%, due 06/01/16	1,672	0.0
	2,979		6.000%, due 07/01/16	2,996	0.0

See Accompanying Notes to Financial Statements

18

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
535		6.000%, due 07/01/16	536	0.0
432		6.000%, due 08/01/16	435	0.0
1,185		6.000%, due 10/01/16	1,191	0.0
947		6.000%, due 10/01/16	958	0.0
10,680		6.000%, due 03/01/17	10,866	0.0
857		6.000%, due 04/01/17	859	0.0
1,432		6.000%, due 04/01/17	1,449	0.0
1,805		6.000%, due 04/01/17	1,818	0.0
10,689		6.000%, due 06/01/17	10,889	0.0
2,443		6.000%, due 09/01/17	2,494	0.0
13,966		6.000%, due 10/01/17	14,252	0.0
7,802		6.000%, due 11/01/17	7,973	0.0
230,030		6.000%, due 04/25/31	261,454	0.1
1,106,980	^	6.138%, due 06/25/41	209,013	0.1
3,749,998	^	6.148%, due 06/25/36	677,925	0.2
7,769		7.000%, due 06/01/29	8,560	0.0
953		7.000%, due 10/01/29	1,080	0.0
3,288		7.000%, due 01/01/32	3,660	0.0
649		7.000%, due 04/01/32	672	0.0
2,310		7.000%, due 05/01/32	2,582	0.0
1,106		7.500%, due 11/01/29	1,154	0.0
3,140		7.500%, due 10/01/30	3,149	0.0
			13,214,726	3.0

		Government National Mortgage Association: 1.1%
9,470,018	^	0.630%, due 07/20/39	219,960	0.1
3,762,397	^	0.681%, due 12/16/43	188,886	0.1
581,000	W	3.000%, due 01/15/43	588,921	0.1
1,320,000	W	3.500%, due 11/20/41	1,372,903	0.3
67,771		3.500%, due 06/20/45	70,774	0.0
120,489		4.000%, due 11/20/40	129,122	0.0
476,193		4.000%, due 08/20/45	506,215	0.1
714,926		4.000%, due 10/20/45	760,666	0.2
1,723,122	^	4.500%, due 05/16/35	46,409	0.0
207,384		4.500%, due 08/20/41	226,003	0.1
124,000		4.750%, due 05/20/39	135,703	0.0
160,000	^	5.000%, due 09/20/40	80,134	0.0
183,560		5.140%, due 10/20/60	194,199	0.1
163,813		5.288%, due 10/20/60	174,763	0.0
64,711		7.000%, due 05/16/32	74,641	0.0
			4,769,299	1.1

	Total U.S. Government Agency Obligations
	(Cost $28,457,415)		28,694,335	6.5

	Total Long-Term Investments
	(Cost $413,203,722)		411,643,262	92.9

SHORT-TERM INVESTMENTS: 3.3%
		Securities Lending Collateralcc: 1.7%
382,382		Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $382,395, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $390,043, due 02/29/16-02/15/45)	382,382	0.1
1,816,621		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,816,689, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,852,953, due 01/15/16-04/01/51)	1,816,621	0.4
1,816,621		Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,816,695, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,852,954, due 03/31/21-02/15/44)	1,816,621	0.4
1,816,621		Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,816,683, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $1,852,953, due 04/01/24-04/20/65)	1,816,621	0.4
1,816,621		Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,816,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,852,953, due 01/15/16-10/20/65)	1,816,621	0.4
			7,648,866	1.7

Principal Amount†		Value	Percentage of Net Assets
	U.S. Treasury Notes: 0.1%
50,000	United States Treasury Note""
	(Cost $50,284)	50,263	0.1

	Mutual Funds: 1.5%
6,785,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $6,785,000)	6,785,000	1.5

	Total Short-Term Investments
	(Cost $14,484,150)	14,484,129	3.3

See Accompanying Notes to Financial Statements

19

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Total Investments in Securities (Cost $427,687,872)	$426,127,391	96.2
	Assets in Excess of Other Liabilities	16,842,565	3.8
	Net Assets	$442,969,956	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso

Cost for federal income tax purposes is $429,996,074.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$20,778,111
Gross Unrealized Depreciation	(24,646,794)

Net Unrealized Depreciation	$(3,868,683)

See Accompanying Notes to Financial Statements

20

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Balanced Portfolio, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 8, 2016